As filed with the Securities and Exchange Commission on March 3, 2008

Registration Nos. 33-22363 and 811-5594

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 34 ☒

and/or

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940

Amendment No. 36 ☒

(Check appropriate box or boxes)

DRYDEN SHORT-TERM BOND FUND, INC.

Exact name of registrant as specified in charter

GATEWAY CENTER THREE

100 MULBERRY STREET

NEWARK, NEW JERSEY 07102

Address of Principal Executive Offices (Zip Code)

(973) 367-7521

Registrant’s Telephone Number, Including Area Code

Deborah A. Docs

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

Name and Address of Agent for Service

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b)
on (----) pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(1)
on (----) pursuant to paragraph (a)(1)
75 days after filing pursuant to paragraph (a)(2)
on (----) pursuant to paragraph (a)(2) of rule 485.
If appropriate, check the following box:
this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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March 3, 2008
PROSPECTUS
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Dryden Short-Term Corporate Bond Fund
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FUND TYPE Debt OBJECTIVE High current income consistent with the preservation of principal
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As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares, nor hasthe SEC determined that this prospectus is complete or accurate.It is a criminal offense to state otherwise.

JennisonDryden, Dryden, Prudential Financial and the Rock Prudential logo are registered service marks of The PrudentialInsurance Company of America, Newark, NJ, and its affiliates.
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Table of Contents

3	RISK/RETURN SUMMARY
3	ABOUT THE FUND
3	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES
4	PRINCIPAL RISKS
5	EVALUATING PERFORMANCE
8	FEES AND EXPENSES
9	EXAMPLES

11	HOW THE FUND INVESTS
11	INVESTMENT OBJECTIVES AND POLICIES
14	OTHER INVESTMENTS AND STRATEGIES
18	INVESTMENT RISKS

28	HOW THE FUND IS MANAGED
28	BOARD OF DIRECTORS
28	MANAGER
29	INVESTMENT SUBADVISER
29	PORTFOLIO MANAGERS
30	DISTRIBUTOR
30	DISCLOSURE OF PORTFOLIO HOLDINGS

31	FUND DISTRIBUTIONS AND TAX ISSUES
31	DISTRIBUTIONS
32	TAX ISSUES
33	IF YOU SELL OR EXCHANGE YOUR SHARES

35	HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
35	HOW TO BUY SHARES
49	HOW TO SELL YOUR SHARES
53	HOW TO EXCHANGE YOUR SHARES

57	FINANCIAL HIGHLIGHTS
57	INTRODUCTION
58	CLASS A SHARES
59	CLASS B SHARES
60	CLASS C SHARES
61	CLASS R SHARES
62	CLASS Z SHARES

63	APPENDIX A
63	DESCRIPTION OF SECURITY RATINGS
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RISK/RETURN SUMMARY

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ABOUT THE FUND

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This section highlights key information about Dryden Short-Term Corporate Bond Fund. Additional information follows this summary.

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INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

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Ourinvestment objective is high current income consistent with the preservation of principal. While we make every effort to achieve our objective, we can't guarantee success.

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Weinvest, under normal circumstances, at least 80% of the Fund's investable assets in bonds of corporations with varyingmaturities.For purposes of this policy, bonds include all fixed-income securities, other than preferred stock, and corporationsinclude all private issuers. The term "investable assets" in this prospectus refers to the Fund's net assets plus any borrowingsfor investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowedmoney for non-investment purposes, such as to meet anticipated redemptions. The Fund will provide 60 days' prior written noticeto shareholders of a change in the 80% policy stated above.

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TheFund may invest in mortgage-related securities and asset-backed securities. Up to 35% of the Fund's investable assets may be invested in dollar-denominated obligations issued in the U.S. by foreigncorporations and governments (Yankee obligations). We may also invest up to 20% of the Fund's investable assets in debt obligations issued by the U.S. Government and governmentrelated entities.

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Some(but not all) of the U.S. Government securities and mortgage-related securities in which the Fund will invest are backedby the full faith and credit of the U.S. Government, which means that payment of interest and principal is guaranteed, butyield and market value are not. These securities include, but are not limited to, direct obligations issued by the U.S. Treasury,and obligations of certain entities that may be chartered or sponsored by Acts of Congress, such as the Government NationalMortgage Association (GNMA or "Ginnie Mae"). Securities issued by other government entities that may be chartered or sponsoredby Acts of Congress, in which the Fund may invest, are not backed by the full faith and credit of the United States and mustrely on their own resources to repay the debt. These securities include, but are not limited to, obligations of the FederalHome Loan Mortgage Corporation (FHLMC or "Freddie Mac"), the Federal National Mortgage Association (FNMA or "Fannie Mae")and the Student Loan Marketing Association (SLMA or "Sallie Mae"), each of which has the right to borrow from the U.S. Treasuryto meet its obligations.

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Wemay invest up to 20% of the Fund's investable assets in below investment-grade debt obligations, (rated BB or lower by S&P, BA or lower by Moody's or the equivalent by another major rating service) which are also knownas high-yield debt securities or junk bonds, or if unrated, deemed by the Fund's Subadviser to be of comparable

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quality. The Fund also engages inactive tradingin order to take advantage of new investment opportunities or yield differentials.

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Wemay invest up to 5% of the Fund's net assets in taxable preferred securities, including, without limitation, trust originatedpreferred securities, monthly income preferred securities, quarterly income bond securities, quarterly income debt securities,quarterly income preferred securities, corporate trust securities, public income notes and other trust preferred securities.

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PRINCIPAL RISKS

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Althoughwe try to invest wisely, all investments involve risk.In addition to the risks described herein, there is alwaysthe risk that investments will not perform as we thought they would. Like any mutual fund, an investment in the Fund couldlose value, and you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed bythe Federal Deposit Insurance Corporation (FDIC) or any other government agency.For more detailed information about therisks associated with the Fund, see "How the Fund Invests—Investment Risks."

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Credit Risk.Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest paymentswhen they are due. There is also the risk that the securities could lose value because of a loss of confidence in the abilityof the borrower to pay back debt.

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Derivatives Risk. The value of certain derivatives that are used to manage cash flows or to hedge a portfolio security are generally determinedindependently from that security and could result in a loss to the Fund when the price movement of a derivative used as ahedge does not correlate with a change in the value of the portfolio security. Investments in derivatives may not have theintended effects and may result in losses or missed opportunities and counterparties could default.

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Mortgages and Mortgage-Related Securities Risks. Such securities have interest rate risk and prepayment risk.

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Fixed-Income Obligations Risk .In addition to credit risk, market risk and interest rate risk, the Fund's holdings, share price, yield and total returnmay fluctuate in response to bond market movements.

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Interest Rate Risk . Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. Forexample, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higheryields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

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Junk Bonds. High-yield, high-risk bonds have speculative characteristics, including a higher risk of default of payments of principaland interest and tend to be less liquid than higher-rated securities.

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Foreign Risk . Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.Foreign political,economic and legal systems may be less stable and more volatile than in the U.S., especially those in developing countries.Foreign legal systems generally contain less regulatory requirements than in the U.S. legal system.Additionally, the changingvalue of foreign currencies could also affect the value of the assets we hold and our performance.

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U.S. Government and Agency Securities Risk .In addition to market risk, interest rate risk and credit risk, such securities may limit potential for capital appreciation.Not all U.S. Government securities are insured or guaranteed by the U.S. Government, some are only insured or guaranteed bythe issuing agency, which must rely on its own resources to repay the debt.

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Portfolio Turnover Risk .Although it is not one of the Fund's principal strategies, the Fund may, as it has in the past, actively and frequentlytrade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by theFund's investment subadviser. High portfolio turnover results in higher transaction costs, which can affect the Fund's performanceand may have adverse tax consequences.

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EVALUATING PERFORMANCE

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Anumber of factors - including risk - can affect how the Fund performs. The following bar chart shows the Fund's performancefor each full calendar year of operation or for the last 10 calendar years, whichever is shorter. The bar chart and AverageAnnual Total Returns table below demonstrate the risk of investing in the Fund by showing how returns can change from yearto year and by showing how the Fund's average annual total returns compare with a broad-based securities market index anda group of similar mutual funds.

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Pastperformance (before and after taxes) does not mean that the Fund will achieve similar results in the future.

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Annual Total Returns % (Class A Shares) 1

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1These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver the annual returns would have been lower, too.

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BEST QUARTER:	WORST QUARTER:
3.95% (3rd quarter of 2001)	-1.90% (2nd quarter of 2004)
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Average Annual Total Returns % (as of 12-31-07)
Return Before Taxes	One Year	Five Years	Ten Years		Since Inception
Class B shares	2.16	2.75	4.08	N/A
Class C shares	4.42	3.00	4.23		N/A
Class R shares	5.70	N/A	N/A		3.58
Class Z shares	6.22	3.80	5.04		N/A
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Class A Shares %

Return Before Taxes	2.51	2.84	4.42	N/A
Return After Taxes on Distributions	0.85	1.20	2.46		N/A
Return After Taxes on Distributions and Sale of Fund Shares	1.60	1.45	2.56		N/A
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Index % (reflects no deduction for fees, expenses or taxes)
Lehman Brothers 1-5 year U.S. Credit Index	6.09	3.98	5.67		N/A
Lipper Short/Int. Inv.- Grade Debt Funds Average	4.95	3.21	4.85	N/A
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Notes to Average Annual Returns Table

° The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver for Class A, Class C and Class R shares, the returns would have been lower. Without the Distributor's three month fee waiver of certain sales charges (loads) on the Fund's Class C shares, the returns would have been lower.
° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.
° The "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.
° The Lehman Brothers 1-5 Year U.S. Credit Index (Lehman U.S. Credit Index) - an unmanaged index of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet specific maturity (between one and five years), liquidity, and quality requirements - gives a broad look at how short and intermediate-term bonds have performed. Index returns do not include the effect of any sales charges, mutual fund operating expenses or taxes. These returns would be lower if they included the effect of sales charges, mutual fund operating expenses or taxes. The Lehman U.S. Credit Index returns since the inception of Class R shares is 4.08%. Source: Lehman Brothers.
° The Lipper Short / Intermediate Investment-Grade Debt Funds Average (Lipper Average) is based on the average return of all mutual funds in the Lipper Short-Intermediate Investment-Grade Debt Funds Category. It reflects deductions for mutual fund operating expenses, but does not include the effect of any sales charges or taxes. These returns would be lower if they included the effect of sales charges or taxes. Lipper returns since the inception of Class R shares is 3.56%. Source: Lipper Inc.
° Inception date for Class R shares is 5-17-04.

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FEES AND EXPENSES

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This table shows the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class ofthe Fund. Each share class has different (or no) sales charges - known as loads - and expenses, but represents an investmentin the same Fund.For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Sharesof the Fund."

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Shareholder Fees (paid directly from your investment)
	Class A	Class B	Class C	Class R	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.25%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sale proceeds)	1%	3%	1%	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None	None
Redemption fees	None	None	None	None	None
Exchange fee	None	None	None	None	None
Small balance account fee	$15	$15	$15	None	None
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Annual Fund Operating Expenses % (deducted from Fund assets)
	Class A	Class B	Class C	Class R	Class Z
Management fees	.40	.40	.40	.40	.40
+ Distribution and service (12b-1) fees	.30	1.00	1.00	.75	None
+ Other expenses	.20	.20	.20	.20	.20
= Total annual Fund operating expenses	.90	1.60	1.60	1.35	.60
- Fee waiver or expense reimbursement	.05	None	.25	.25	None
= Net annual Fund operating expenses	.85	1.60	1.35	1.10	.60
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EXAMPLES

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Theseexamples are intended to help you compare the fees and expenses of the Fund's different share classes and compare thecost of investing in the Fund with the cost of investing in other mutual funds.

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The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares atthe end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operatingexpenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A, ClassC, and Class R shares, which is effective in this example for only the first year. Approximately five years after purchase,Class B shares will automatically convert to Class A shares on a quarterly basis. The information in the ten years columnreflects this conversion. Although your actual costs may be higher or lower, based on these assumptions, your costs wouldbe:

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Example (Redemption)
	One Year	Three Years	Five Years	Ten Years
Class A shares	$409	$598	$803	$1,392
Class B shares	463	605	871	1,460
Class C shares	237	481	847	1,879
Class R shares	112	403	715	1,602
Class Z shares	61	192	335	750
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You would pay the following expenses on the same investment if you did not sell your shares:

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Example (No Redemption)
	One Year	Three Years	Five Years	Ten Years
Class A shares	$409	$598	$803	$1,392
Class B shares	163	505	871	1,460
Class C shares	137	481	847	1,879
Class R shares	112	403	715	1,602
Class Z shares	61	192	335	750
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Notes to Fees and Expenses and Examples Tables ° Your broker may charge you a separate or additional fee for purchases and sales of shares.
° If the value of your account is less than $2,500, the Fund will deduct a $15 annual small balance account fee from youraccount.The $15 fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemedto pay the fee will be waived. The fee will not be charged on: (i) accounts during the first six months from inception ofthe account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans, and (v) Automatic InvestmentPlan ("AIP") accounts or employee savings plan accounts. For more information, see "Purchase, Redemption and Pricing of FundShares—Small Balance Account Fee" in the Statement of Additional Information.
° Investors who purchase $1 million or more of Class A shares are not subject to an initial sales charge but are subjectto a contingent deferred sales charge (CDSC) of 1% if they sell these shares within 12 months of purchase.The CDSC is waivedfor purchases by certain retirement or benefit plans affiliated with Prudential.
° The CDSC for Class B

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shares decreases by 1% annually to 1% in the third and fourth years and 0% in the fifth year. Class B shares automatically convert to Class A shares approximately five years after purchase.
° The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase.
° The Distributor of the Fund has contractually agreed until April 30, 2009 to reduce its distribution and service (12b-1) fees for Class A shares, Class C shares and Class R shares to .25 of 1%, .75 of 1%, and .50 of 1%, respectively.

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HOW THE FUND INVESTS

INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objective is high current income consistent with the preservation of principal. This means that we seek investments that will pay the Fund interest and other income. While we make every effort to achieve our objective, we can't guarantee success.

In pursuing our objective, we invest, under normal circumstances, at least 80% of the Fund's investable assets in bonds of corporations with varying maturities. For purposes of this policy, bonds include all fixed-income securities, other than preferred stock, and corporations include all private issuers. The effective duration of the Fund's portfolio will generally be less than three years, and its dollar-weighted average portfolio maturity will generally be between two and three years. We will buy and sell securities to take advantage of investment opportunities based on our analysis of market conditions, interest rates and general economic factors.

We generally buy debt obligations of U.S. corporations that are rated at least BBB by Standard and Poor's Ratings Group (S&P) or Baa by Moody's Investors Service (Moody's) or the equivalent by another major rating service. A rating is an assessment of the likelihood of the timely payment of interest and repayment of principal and can be useful when comparing different debt obligations. An investor can evaluate the expected likelihood of default by an issuer by looking at its ratings as compared to another similar issuer. These ratings are not a guarantee of quality. The opinions of the rating agencies do not reflect market risk and they may, at times, lag behind the current financial condition of a company. A description of bond ratings is contained in Appendix A.

Debt obligations rated BBB or higher by S&P or Baa or higher by Moody's are regarded as investment-grade, with a range of adequate to very strong capacity for meeting their financial obligations, but have speculative characteristics and are riskier than higher-rated securities. Adverse economic developments are more likely to affect the payment of interest and principal on debt obligations rated BBB/Baa than on higher rated debt obligations. We may also invest up to 20% of the Fund's investable assets in below investment-grade debt obligations, (rated BB or lower by S&P, Ba or lower by Moody's or the equivalent by another major rating service) which are which are also known as high-yield debt securities or junk bonds, or if unrated, deemed by the subadviser to be of comparable quality. High-yield debt securities or junk bonds are considered to be speculative with respect to their capacity to pay interest and principal. These securities tend to offer higher yields, but also offer higher credit risks than higher rated securities. We may also invest in unrated debt obligations that we determine are of comparable quality to the rated debt obligations that are permissible investments. If the rating of a debt obligation is downgraded after the Fund purchases it (or if the debt obligation is no longer rated), we will not have to sell the security, but we will take this into consideration in deciding whether the Fund should continue to hold the security.

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The Fund may also invest in debt obligations issued by the U.S. Treasury. Treasury securities have varying interest rates and maturities, but they are all backed by the full faith and credit of the U.S. Government.

The Fund may also invest in other debt obligations issued or guaranteed by the U.S. Government and government-related entities. Some of these debt securities are backed by the full faith and credit of the U.S. Government, which means that payment of interest and principal is guaranteed, but yield and market value are not. These include obligations of the Government National Mortgage Association (GNMA or "Ginnie Mae"). Debt securities issued by other government entities, like obligations of the Federal National Mortgage Association (FNMA or "Fannie Mae") and the Student Loan Marketing Association (SLMA or "Sallie Mae"), are not backed by the full faith and credit of the U.S. Government. However, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. In contrast, the debt securities of other issuers, like the Farm Credit System, depend entirely upon their own resources to repay their debt obligations.

The Fund may also invest in Yankee obligations, which are dollar-denominated debt obligations issued in the U.S. by foreign corporations and governments.

During the fiscal year ended December 31, 2007, the monthly dollar-weighted average ratings of the debt obligations held by the Fund, expressed as a percentage of the Fund's total investments, were as follows:

Dryden Short-Term Corporate Bond Fund
U.S. Gov't	0.7
AAA/Aaa	7.1
AA/Aa	10.5
A/A	32.4
BBB/Baa	45.3
BB/Ba	2.5

Notes to Ratings Table:
° U.S. Gov't refers to US Government & Agency.

The Fund invests in mortgage-related securitiesissued or guaranteed by U.S. governmental entities or private issuers. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Mortgage-related securities issued by the U.S. Government include GNMAs, and mortgage-related securities issued by agencies of the U.S. Government include FNMAs and debt securities issued by the Federal Home Loan Mortgage Corporation (FHLMC or "Freddie Mac"). The U.S. Government or the issuing agency directly or indirectly guarantees the payment of interest and principal on these securities. Private mortgage-related securities that are

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not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage pass-through securities include collateralized mortgage obligations, multi-class pass-through securities and stripped mortgage-backed securities. A collateralized mortgage obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by a bank or by U.S. governmental entities. We may invest up to 30% of the Fund's investable assets in CMOs. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal of and interest on the mortgage assets and any reinvestment income thereon provide funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently.

The values of mortgage-related securities vary with changes in market interest rates generally and changes in yields among various kinds of mortgage-related securities. Such values are particularly sensitive to changes in prepayments of the underlying mortgages. For example, during periods of falling interest rates, prepayments tend to accelerate as homeowners and others refinance their higher rate mortgages; these prepayments reduce the anticipated duration of the mortgage-related securities. Conversely, during periods of rising interest rates, prepayments can be expected to decelerate, which has the effect of extending the anticipated duration at the same time that the value of the securities declines. MBS strips tend to be even more highly sensitive to changes in prepayment and interest rates than mortgage-related securities and CMOs generally.

The Fund may invest up to 25% of the Fund's investable assets in asset-backed debt securities. An asset-backed security is another type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans and credit card receivables.

The Fund also engages in active trading—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or yield differentials. There may be tax consequences, such as a possible increase in short-term capital gains or losses, when the Fund sells a security without regard to how long it has held the security. In addition, active trading may result in greater transaction costs, which will reduce the Fund's return.

For more information, see "Investment Risks" below and the Fund's Statement of Additional Information—which we refer to as the SAI—contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.

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The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Fund's Board can change investment policies of the Fund that are not fundamental without shareholder approval.

OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies, we also may use the following investment strategies to try to increase the Fund's returns or protect its assets if market conditions warrant.

U.S. Treasury Strips. The U.S. Treasury sometimes "strips" Treasury debt obligations into their component parts: the Treasury's obligation to make periodic interest payments and its obligation to repay the amount borrowed. These stripped securities are sold to investors separately. Stripped securities do not make periodic interest payments. They are usually sold at a discount and then redeemed for their face value on their maturity dates. These securities increase in value when interest rates fall and lose value when interest rates rise. However, the value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional bonds. The Fund may try to increase returns by buying stripped securities at a discount and either selling them after they increase in value or holding them until they mature.

Money Market Instruments. The Fund may invest in money market instruments, including commercial paper of a U.S. company, short-term obligations of U.S. banks, certificates of deposit, and short-term obligations issued or guaranteed by the U.S. government or its agencies. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

The Fund will only purchase money market instruments in one of the two highest short-term quality ratings of a major rating service.

Temporary Defensive Investments. In response to adverse market, economic or political conditions, the Fund may take a temporary defensive position and invest up to 100% of the Fund's assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. government, its agencies or instrumentalities or in high-quality obligations of domestic or foreign banks and corporations, and may hold up to 100% of the Fund's assets in cash or cash equivalents. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Fund's assets. The use of temporary defensive investments is inconsistent with the Fund's investment objective.

Repurchase Agreements. The Fund may use repurchase agreements, where a party agrees to sell a security to the Fund and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for the Fund, and is, in effect, a loan by the Fund. Repurchase agreements are used for cash management purposes only.

Reverse Repurchase Agreements. The Fund may use reverse repurchase agreements, where the Fund sells a security with an obligation to repurchase it at an agreed-upon price and time. Reverse repurchase agreements that involve borrowing to take

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advantage of investment opportunities, a practice known asleverage, could magnify losses. If the Fund borrows money to purchase securities and those securities decline in value, then the value of the Fund's shares will decline faster than if the Fund were not leveraged. In addition, interest costs and investment fees relating to leverage may exceed potential investment gains.

Dollar Rolls. The Fund may enter into dollar rolls in which the Fund sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Fund is paid the difference between the current sales price and the forward price for the future purchase as well as the interest earned on the cash proceeds of the initial sale.

Bank Debt. The Fund may invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation or other institution that is the borrower and one or more financial institutions that are the lenders. These types of investments can be in the form of loan participations or assignments.

Description of Trust Preferred Securities and Related Risks. In order to issue trust preferred securities, a bank holding company or other operating company creates a trust or other special purpose vehicle (SPV). The SPV issues preferred securities to investors. The SPV takes the proceeds of the preferred security issuance and loans such funds to the bank holding company or operating company. The bank holding company or operating company then issues debentures as evidence of its indebtedness to the SPV. Trust preferred securities are often referred to as "hybrid" securities because they possess the characteristics of both subordinated debt and preferred stock. Trust preferred securities are long term instruments (i.e., 30 years or more to maturity but some are perpetual), allow early redemption by the issuer, make periodic fixed or variable interest payments, and mature at face value. In addition, trust preferred securities issued by bank holding companies will usually allow the deferral of interest payments for up to 5 years. Also, some trust preferreds are non-cumulative. Trust preferred securities are treated as debt for federal income tax purposes. As a result, dividend payments made with respect to such trust preferred securities are treated as interest rather than dividends for federal income tax purposes and, as such, are not eligible for the dividends received deduction or the reduced tax rate applicable to qualifying dividend income under the Internal Revenue Code of 1986. Trust preferred securities are typically subordinated to other classes of the issuing company's debt. As a result, trust preferred securities have ratings that are slightly below that of its corresponding company's senior debt securities and are subject to a greater degree of recovery risk than the senior debt securities of the operating company. In addition, the market for taxable preferred securities may not be as liquid as the market for the corresponding company's senior debt securities. As a result, below investment-grade securities may be more difficult to value and sell at acceptable prices.

The Fund may invest in taxable preferred securities, including, without limitation, trust originated preferred securities, monthly income preferred securities, quarterly income

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bond securities, quarterly income debt securities, quarterly income preferred securities, corporate trust securities, public income notes and other trust preferred securities.

Derivative Strategies . We may use various derivative strategies to try to improve the Fund's returns. We may also use hedging techniques to try to protect the Fund's assets. We cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Fund will not lose money. The use of derivatives — such as futures, interest rate futures contracts, options, options on futures, indexed and inverse floating rate securities, forward exchange transactions and various types of swaps involves costs and can be volatile. With derivatives, we try to predict if the underlying investment – a security, market index, currency, interest rate, or some other benchmark will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objectives. We will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives we may use may not match or offset the Fund's underlying positions and this could result in losses to the Fund that would not otherwise have occurred. Derivatives that involve leverage could magnify losses. When the Fund uses derivative strategies, the Fund designates certain assets as segregated or otherwise covers its exposure, as required by the Securities and Exchange Commission.

Futures Contracts and Related Options. The Fund may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. An option gives the purchaser the right to buy or sell securities or currencies, or in the case of an option on a futures contract or an option on a swap, the right to buy or sell a futures contract or swap, respectively, in exchange for a premium.

Swap Transactions. The Fund may enter into swap transactions. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to, equity swaps, credit default swaps, interest rate swaps, total return swaps and index swaps.

Swap Options. The Fund may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap

16	Dryden Short-Term Corporate Bond Fund

agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. For more information about these strategies, see the SAI.

Options on Securities and Financial Indexes. The Fund may purchase and sell put and call options on securities and financial indexes traded on U.S. or foreign securities exchanges, on Nasdaq or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities in exchange for a premium. The Fund will sell only covered options. For more information about the Fund's use of options, see the SAI.

Short Sales. The Fund may make short sales of a security. This means that the Fund may sell a security that it does not own, which it may do, for example, when we think the value of the security will decline. The Fund generally borrows the security to deliver to the buyers in a short sale. The Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement. Short sales involve costs and risk. The Fund must pay the lender any dividends or interest that accrues on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. The Fund may make short sales "against the box". In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security at no additional cost. When selling short against the box, the Fund gives up the opportunity for capital appreciation in the security.

Options. The Fund may purchase and sell put and call options on securities, swaps, and currencies traded on U.S. or foreign securities exchanges or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities, swaps or such currencies in exchange for a premium. The options may be on debt securities, aggregates of debt securities, financial indexes, U.S. government securities, foreign government securities, swaps and foreign currencies. The Fund will sell only covered options. Covered options are described in the SAI.

When-Issued and Delayed-Delivery Securities. The Fund may purchase securities, including money market obligations, municipal bonds or other obligations on a when-issued or delayed-delivery basis. When the Fund makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. The Fund does not earn interest income until the date the obligations are expected to be delivered.

Additional Strategies. The Fund follows certain policies when it borrows money (the Fund can borrow up to 33 1/3% of the value of its total assets); purchases shares of affiliated investment companies (the Fund may invest up to 25% of its total assets in shares of affiliated money market funds or open-ended short-term bond funds with a portfolio maturity of three years or less); lends its securities to others (the Fund can lend up to 33 1/3% of the value of its total assets); and holds illiquid securities(the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and

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repurchase agreements with maturities longer than seven days).

The Fund is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

INVESTMENT RISKS

All investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad-based securities market indexes, performance of the Fund can deviate from performance of the indexes. The charts below outline the key risks and potential rewards of the Fund's principal strategies and certain other non-principal strategies that the Fund may use. Following the charts is a table which sets forth the investment limits applicable to each of the types of investments discussed in the charts. Unless otherwise noted, a percentage stated as a limit on the Fund's ability to engage in a particular type of investment is a percentage of investable assets. For more information, see the SAI.

18	Dryden Short-Term Corporate Bond Fund

Principal Investment Strategies

Bonds of Corporations
Risks	Potential Rewards

  Credit risk - the risk that the borrower can't pay back the money borrowed or make interest payments (lower for higher rated bonds). The lower a bond's quality, the higher its potential volatility (relatively low for U.S. Government securities).

  Market risk - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower.

  Not all U.S. Government securities are insured or guaranteed by the U.S. Government - some are backed only by the issuing agency, which must rely on its own resources to repay the debt.

  A source of regular interest income.

  Higher quality debt securities are generally more secure than lower quality debt securities and equity securities.

  The U.S. Government guarantees interest and principal payments on certain U.S. Government securities.

  If interest rates decline, long-term yields should be higher than money market yields.

  Bonds have generally outperformed money market instruments over the long term.

  Most bonds rise in value when interest rates fall.

Yankee Obligations
Risks	Potential Rewards

  Foreign markets, economies and political systems, particularly those in developing countries, may not be as stable as those in the U.S.

  May be less liquid than U.S. debt obligations.

  Differences in foreign laws, accounting standards, public information, custody and settlement practices provide less reliable information on foreign investments and involve more risk.

  Investments in emerging markets securities are subject to greater volatility and price declines.

Opportunities for diversification Investors can participate in the growth of foreign markets through investments in companies operating in those markets

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Mortgage-related securities
Risks	Potential Rewards

  Prepayment risk - the risk that the underlying mortgages may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Fund to reinvest in lower yielding securities.

  Credit risk - the risk that the underlying mortgages will not be paid by debtors or by credit insurers or guarantors of such instruments. Some private mortgage securities are unsecured or secured by lower-rated insurers or guarantors and thus may involve greater risk.

  Market risk - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond's insurer.

  Interest rate risk - the risk that the value of most bonds will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. It can lead to price volatility.

  A source of regular interest income.

  The U.S. Government guarantees interest and principal payments on certain securities.

  May benefit from security interest in real estate collateral.

  Pass-through instruments provide greater diversification than direct ownership of loans.

20	Dryden Short-Term Corporate Bond Fund

Asset-Backed Securities
Risks	Potential Rewards

  Credit risk - the risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments. Some asset-backed securities are unsecured orsecured by lower-rated insurers or guarantors and thus may involve greater risk

  Prepayment risk - the risk that the underlying debt instruments may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Fund to reinvest in lower yielding debt instruments.

  Extension risk - the risk that rising interest rates may cause the underlying debt instruments to be paid off more slowly by the debtor, causing the value of the securities to fall.

  Market risk - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bonds insurer.

  Interest rate risk - the risk that the value of most bonds will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. Price volatility may result.

  A potential source of regular interest income.

  Prepayment risk is generally lower than with mortgage-related securities

  Pass-through instruments may provide greater diversification than direct ownership of loans.

  May offer higher yield due to their structure than other instruments.

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U.S. Government and agency securities
Risks	Potential Rewards

  Not all U.S. government securities are insured or guaranteed by the U.S. government. Some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt.

  Limits potential for capital appreciation.

  Credit risk - the risk that the borrower can't pay back the money borrowed or make interest payments (relatively low for U.S. government securities). The lower a bond's quality, the higher its potential volatility.

  Market risk - the risk that the market value of an investment may move up or down, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower.

  Market risk may affect an industry, a sector or the market as a whole.

  Interest rate risk - the risk that the value of most debt obligations will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. Price volatility may follow.

  May preserve the Fund's assets.

  A source of regular interest income.

  Generally more secure than lower quality debt securities and generally more secure than equity securities.

  Principal and interest may be guaranteed by the U.S. government.

  If interest rates decline, long-term yields should be higher than money market yields.

  Bonds have generally outperformed money market instruments over the long term.

  Most bonds rise in value when interest rates fall.

22	Dryden Short-Term Corporate Bond Fund

Non-Principal Investment Strategies

Money market instruments
Risks	Potential Rewards

  Limits the Fund's potential for capital appreciation and achieving its objective.

  Credit risk (which are less of a concern for money market instruments) - the risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments.

  Market risk (which are less of a concern for money market instruments) - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond's insurer.

May preserve the Fund's assets.

Visit our website at www.jennisondryden.com	23

Derivatives
Risks	Potential Rewards

  The value of derivatives (such as futures forwards, swaps and options) that are used to hedge a portfolio security is generally determined independently from the value of that security and could result in a loss to the Fund when the price movement of the derivative does not correlate with a change in the value of the portfolio security.

  Derivatives may not have the intended effects and may result in losses or missed opportunities.

  The counterparty to a derivatives contract could default.

  Derivatives can increase share price volatility and those that involve leverage could magnify losses.

  Certain types of derivatives involve costs to the Fund that can reduce returns.

  It may be difficult to value precisely or sell at the time or price desired.

  Derivatives could make money and protect against losses if the investment analysis proves correct.

  Derivatives used for return enhancement purposes involve a type of leverage and could generate substantial gains at low cost.

  One way to manage the Fund's risk/return balance is by locking in the value of an investment ahead of time.

  Hedges that correlate well with an underlying position can reduce or eliminate the volatility of investment income or capital gains at low cost.

Illiquid Securities
Risks	Potential Rewards

  May be difficult to value precisely.

  May be difficult to sell at the time or price desired.

  Illiquidity risk - the risk that bonds may be difficult to value precisely and sell at the time or price desired.

May offer a more attractive yield or potential for growth than more widely traded securities.

24	Dryden Short-Term Corporate Bond Fund

High-Yield Debt Securities (Junk Bonds)
Risks	Potential Rewards

  Credit risk (particularly high) - the risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments.

  Market risk (particularly high) - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond's insurer.

  Illiquidity risk - the risk that bonds may be difficult to value precisely and to sell at the time or price desired.

  Are generally less secure than higher quality debt securities.

May offer higher interest income and higher potential gains than higher grade debt securities. Most bonds rise in value when interest rates fall.

When-issued and delayed-delivery securities
Risks	Potential Rewards

  Value of securities may decrease before delivery occurs.

  Broker-dealer may become insolvent prior to delivery.

  If the security is not issued, or the counter-party fails to meet its obligation, the Fund loses the investment opportunity for the assets it has set aside to pay for the security and any gain in the security's price.

May enhance investment gains.

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Loan Participations and Assignments
Risks	Potential Rewards

  Credit risk - the risk that the underlying loan will not be paid by debtors or by credit insurers or guarantors of such instruments.

  Market risk - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond's insurer.

  Illiquidity risk - the risk that bonds may be difficult to value precisely and sell at the time or price desired.

  In participations, the Fund has no rights against borrower in the event borrower does not repay the loan.

  In participations, the Fund is subject to the credit risk of the lender.

  In assignments, the Fund has no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral.

  In assignments, the rights against the borrower that are acquired by the Fund may be more limited than those held by the assigning lender.

A source of regular interest income. May offer the right to receive principal, interest and fees without as much risk as a lender.

26	Dryden Short-Term Corporate Bond Fund

Short Sales
Risks	Potential Rewards

  May magnify underlying investment losses.

  Share price volatility can magnify losses because underlying security must be replaced at a specific time.

  Investment costs may exceed potential underlying investment gains.

  Short sales pose the risk of potentially unlimited loss

  Short sales "against the box" give up the opportunity for capital appreciation in the security. Short sales "against the box" are not subject to the 25% of net assets limitation.

May magnify underlying investment gains.

Principal & Non-Principal Strategies

  Bonds of corporations: At least 80%

  Yankee Obligations: Up to 35%; usually less than 25%

  Mortgage-related securities: Percentage varies; usually less than 25%

  Asset-backed Securities: Up to 25%

  U.S. Government and agency securities: Up to 20%

  Money market instruments: Up to 20%; up to 100% on a temporary basis

  Derivatives: Up to 25% (includiong swaps)

  Illiquid Securities: Up to 15% of net assets

  High-Yield Debt Securities (Junk Bonds): Up to 20%

  When-issued and Delayed-delivery securities: Varies; usually less than 10%

  Loan Participations and Assignments: Up to 10%

  Short Sales: Up to 25%

  Taxable Preferred Securities: Up to 5% of net assets

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HOW THE FUND IS MANAGED

BOARD OF DIRECTORS

The Fund is overseen by a Board of Directors or Trustees (hereafter referred to as Directors, or the Board). The Board oversees the actions of the Manager, investment subadviser(s) and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER

Prudential Investments LLC (PI)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102

Under a Management Agreement with the Fund, PI manages the Fund's investment operations and administers its business affairs and is responsible for supervising the Fund's investment subadviser. For the fiscal year ended December 31, 2007, the Fund paid PI management fees of 0.40% of the Fund's average daily net assets for all share classes.

PI and its predecessors have served as a manager or administrator to investment companies since 1987. As of December 31, 2007, PI, a wholly-owned subsidiary of Prudential, served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the manager or administrator to closed-end investment companies, with aggregate assets of approximately $121.1 billion.

Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective investment subadvisers for the Fund. In evaluating a prospective investment subadviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Fund's investment subadviser(s).

PI and the Fund operate under an exemptive order (the Order) from the Commission that generally permits PI to enter into or amend agreements with investment subadvisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment subadviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new investment subadvisers or material amendments to subadvisory agreements pursuant to the Order.

A discussion of the basis for the Board's approvals of the Fund's management and subadvisory agreements is available in the Fund's semi-annual report to shareholders, which is available at the end of August each year.

28	Dryden Short-Term Corporate Bond Fund

INVESTMENT SUBADVISER

Prudential Investment Management, Inc. (PIM) has served as an investment adviser to Prudential Financial, Inc. (Prudential Financial) since 1984. Its address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102. PI has responsibility for all investment advisory services, supervises PIM and pays PIM for its services. The Fixed Income unit of PIM (Prudential Fixed Income Management) is the principal public fixed income asset management unit of PIM and is responsible for Fund management.

PORTFOLIO MANAGERS

Steven Kellner and Malcolm Dalrymple of Prudential Fixed Income Management are responsible for the management of the Dryden Short-Term Corporate Bond Fund.

Steven Kellner, CFA, is Managing Director and Head of Credit Related Strategies at Prudential Fixed Income Management, including US Investment Grade Corporate Bonds, High Yield Bonds, Emerging Markets Debt, and Bank Loans for all distribution channels. He also is the senior portfolio manager for the Corporate Fixed Income Strategy and a portfolio manager for multi-sector strategies. Previously, Mr. Kellner managed US corporate bonds for Prudential Financial's proprietary fixed income portfolios. He initially joined Prudential Financial in 1986. After completing his MBA in Finance at The Wharton School of the University of Pennsylvania in 1987, Mr. Kellner rejoined the group as a municipal bond analyst. In addition to his MBA, Mr. Kellner received a BCE in Civil Engineering from Villanova University. He holds the Chartered Financial Analyst (CFA) designation. He has worked in investments since 1986.

Malcolm Dalrymple is Principal and portfolio manager for Prudential Fixed Income Management's Structured and Short Maturity Strategies. Mr. Dalrymple is also a corporate bond portfolio manager for the Investment Grade Corporate Team and is responsible for corporate security selection in Core Fixed Income portfolios. He has specialized in corporate bonds since 1990. From 1984 to 1990, Mr. Dalrymple was a money markets portfolio manager. He joined Prudential Financial in 1979, working in securities lending and as a bank analyst. Mr. Dalrymple received a BS in Finance from the University of Delaware and an MBA in Finance from Rutgers University. He has worked in investments since 1984.

The table below sets forth the starting dates on which the Fund's portfolio managers commenced serving as a portfolio manager for the Fund:

Portfolio Manager Starting Service Dates
Steven Kellner, CFA	1999
Malcolm Dalrymple	1999

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Fund.

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DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund also has a Distribution and Service Plan (the Plan) under Rule 12b-1 of the Investment Company Act with respect to each of the Class A, Class B, Class C, Class Z and Class R Shares. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C, Z and R shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees — known as 12b-1 fees — are shown in the "Fees and Expenses" tables. Because these fees are paid from the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is described in the Fund's SAI and on the Fund's website.

30	Dryden Short-Term Corporate Bond Fund

FUND DISTRIBUTIONS AND TAX ISSUES

DISTRIBUTIONS

Investors who buy shares of a Fund should be aware of some important tax issues. For example, the Fund distributes dividends of net investment income and realized net capital gains, if any, to shareholders. These distributions are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account, or, provided that at least 50% of the value of your Fund's assets are invested in municipal bonds and municipal notes at the close of each quarter, your Fund designates all or any part of a distribution as an exempt-interest dividend. Dividends and distributions from the Fund also may be subject to state and local income tax in the state where you live.

Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, unless you hold your shares in a qualified or tax-deferred plan or account.

The following briefly discusses some of the important income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

The Fund distributes dividends out of any net investment income to shareholders—typically every month. For example, if the Fund owns an ACME Corp. bond and the bond pays interest, the Fund will pay out a portion of this interest as a dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income, whether or not they are reinvested in the Fund. Corporate shareholders generally are not eligible for the 70% dividends-received deduction on dividends paid by the Fund. In addition, dividends from the Fund will not qualify for the preferential rates of U.S. federal income tax applicable to certain dividends paid to non-corporate shareholders.

The Fund also distributes any realized net capital gains to shareholders. Capital gains are generated when the Fund sells its assets for a profit. Capital gains are taxed differently depending on how long the Fund holds the security—if the Fund holds a security for more than one year before selling it, any gain is treated as long-term capital gain which, if recognized in a taxable year beginning before January 1, 2011, is generally taxed at rates of up to 15%, provided that the Fund distributes the net capital gain to non-corporate U.S. shareholders. If the Fund holds the security for one year or less, any gain is treated as short-term capital gain, which is taxed at rates applicable to ordinary income. Different rates apply to corporate shareholders.

For your convenience, distributions of dividends and net capital gains are automatically reinvestedin the Fund without any sales charges. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes, unless your shares are held in a

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qualified or tax-deferred plan or account. If your dividend distribution check(s) remains uncashed for more than six months, your check(s) may be invested in additional shares of the Fund at the next NAV calculated on the day of the investment. For more information, about automatic reinvestment and other shareholder services, see the next section.

The chart below sets forth the frequency of dividend and capital gains distributions to shareholders.

Fund Distribution Schedule
Dividends	Monthly
Long Term Capital Gains	Annually
Short Term Capital Gains	Annually

TAX ISSUES

Form 1099
Every year, you will receive a Form 1099, which reports the amount of taxable dividends and long-term capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter, with a record date in such quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31st of the prior year.

Withholding Taxes
If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds.

Taxation of Foreign Shareholders
For a discussion regarding the taxation of foreign shareholders, please see the SAI.

If You Purchase Just Before Record Date
If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be

32	Dryden Short-Term Corporate Bond Fund

apparent because the value of each share of the Fund also will be affected by market changes, if any. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

Qualified and Tax-Deferred Retirement Plans
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax-deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of JennisonDryden mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Fund for a profit, you have realized a capital gain, which is subject to tax unless the shares are held in a qualified or tax-deferred plan or account. For individuals, the maximum capital gains tax rate is generally 15%, if the gain is recognized in a taxable year beginning before January 1, 2011, for shares held for more than one year.

If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset capital gains you have, plus, in the case of noncorporate taxpayers, ordinary income of up to $3,000. If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). Under certain circumstances, if you acquire shares of the Fund and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

Exchanging your shares of the Fund for the shares of another JennisonDryden or Strategic Partners mutual fund is considered a sale for tax purposes. In other words, it's a taxable event. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above. Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell — or exchange — Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

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Automatic Conversion of Class B Shares
The conversion of Class B shares into Class A shares — which happens automatically approximately five years after purchase — is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Five Years" in the next section.

34	Dryden Short-Term Corporate Bond Fund

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND

HOW TO BUY SHARES

In order to buy Fund shares, simply follow the steps described below.

Opening an Account

If you don't have an account with us or a financial services firm that is permitted to buy or sell shares of the Fund for you, contact the Transfer Agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent) at (800) 225-1852 or write to:

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

You may purchase shares by check or wire. We do not accept cash, money orders or travelers checks. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into a Fund) or suspend or modify a Fund's sale of its shares, including due to failure by you to provide additional information requested, such as information needed to verify the source of funds used to purchase shares, your identity or the identity of any underlying beneficial owners of your shares.

With certain limited exceptions, Fund shares are only available to be sold in the United States, U.S. Virgin Islands, Puerto Rico and Guam.

Choosing a Share Class

Individual investors can choose among Class A, Class B, Class C, Class Z and Class R shares of the Fund, although Class Z and Class R shares are available only to a limited group of investors.

Multiple share classes let you choose a cost structure that meets your needs:

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  Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are also subject to a CDSC of 1%. (The CDSC is waived for certain retirement and/or benefit plans.)

  Class B shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within four years (that is why it is called a CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares.

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  Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.

  When choosing a share class, you should consider the following factors:

  The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.

  The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares are generally appropriate only for investors who plan to hold their shares for no more than 3 years.

  The different sales charges that apply to each share class — Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low CDSC.

  The fact that Class B shares automatically convert to Class A shares approximately five years after purchase.

  Class B shares purchased in single amounts greater than $100,000 are generally less advantageous than purchasing Class A shares. Purchase orders for Class B shares exceeding this amount generally will not be accepted.

  Class C shares purchased in single amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Purchase orders for Class C shares above this amount generally will not be accepted.

  Because Class Z and Class R shares have lower operating expenses than Class A, Class B or Class C shares, as applicable, you should consider whether you are eligible to purchase Class Z or Class R shares.

  The Fact that Class A, Class R and Class Z shares are available for direct purchase but Class B and Class C shares are available only through exchance.

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See"How to Sell Your Shares" for a description of the impact of CDSCs.

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Someinvestors purchase or sell shares of the Fund through financial intermediaries and omnibus accounts maintained by brokersthat aggregate the orders of multiple investors and forward the aggregate orders to the Fund. If your shares are held througha broker-dealer, financial adviser, financial planner or other financial intermediary, you should discuss with your financialintermediary which share classes of the Fund are available to you and which share class may best meet your needs. The Fundhas advised the financial intermediaries and broker-dealers who maintain such accounts of the share class features and guidelines,per the prospectus, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasingshares through financial intermediaries or omnibus accounts.

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Share Class Comparison.Use the following chart to help you compare the different share classes. The discussion following this chart will tell youwhether you are entitled to a reduction or waiver of any sales charges.

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36	Dryden Short-Term Corporate Bond Fund

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	Class A	Class B	Class C	Class R	Class Z
Minimum purchase amount	$2,500	$2,500	$2,500	None	None
Minimum amount for subsequent purchases	$100	$100	$100	None	None
Maximum initial sales charge	3.25% of the public offering price	None	None	None	None
Contingent Deferred Sales Charge (CDSC)	1%	3%(Yr.1) 2%(Yr.2) 1%(Yr.3) 1%(Yr.4) 0%(Yr.5)	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30 of 1% (.25 of 1% currently)	1%	1% (.75 of 1% currently)	.75 of 1% (.50 of 1% currently)	None
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

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Notes to Share Class Comparison Table: ° The minimum initial and subsequent investment requirements do not apply to employee savings plan accounts or payroll deductionplan accounts. The minimum initial investment for retirement accounts and custodial accounts for minors is $1,000 and subsequentinvestments through newly-established AIP accounts must be at least $1,200 annually.
° If the value of your Class A, Class B or Class C account is less than $2,500, the Fund will deduct a $15 annual small balanceaccount fee from your account. The $15 annual small balance account fee will be assessed during the 4th calendar quarter ofeach year. Any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived. The $15 smallbalance account fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) omnibusaccounts, (iii) institutional accounts, (iv) group retirement plans, and (v) AIP accounts or employee savings plan accounts.For more information, see "Fees and Expenses" and the table captioned "Shareholder Fees" in this Prospectus, and "Purchase,Redemption and Pricing of Fund Shares—Small Balance Account Fee" in the Statement of Additional Information.
° For more information about the CDSC and how it is calculated, see "How to Sell Your Shares — Contingent Deferred SalesCharge (CDSC)."
° Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC, although they are not subject to an initial sales charge.The CDSC is waived for purchases by certain retirementor benefit plans.
° Distribution and service fees are paid from the Fund's assets on a continuous basis.Over time, the fees will increasethe cost of your investment and may cost you more than paying other types of sales charges.Class A shares may pay a servicefee up to .25 of 1%. Class B, Class C and Class R shares will pay a service fee of .25 of 1%. The distribution fee for ClassA shares is limited to .30 of 1% (including up to .25 of 1% service fee) and .75 of 1% (including the .25 of 1% service fee)for Class R shares. Class B shares and Class C shares pay a distribution fee (including the service fee) of1%.
°The Distributor has contractually agreed until April 30, 2009 to reduce its distribution and service (12b-1) fees for ClassA, Class C and Class R shares to .25 of 1%, .75 of 1% and .50 of 1% of the average daily net assets of Class A, Class C andClass R shares, respectively.

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Reducing or Waiving Class A's Initial Sales Charge

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Thefollowing describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

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Increase the Amount of Your Investment.You can reduce Class A's initial sales charge by

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

increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investmentincreases:

Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Allowance
Less than $100,000	3.25%	3.36%	3.00%
$100,000 to $249,999	2.75%	2.83%	2.50%
$250,000 to $499,999	2.25%	2.30%	2.00%
$500,000 to $999,999	1.75%	1.78%	1.55%
$1 million and above*	None	None	None
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*If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z or Class R shares. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subjectto a 1% CDSC, although you will not be subject to an initial sales charge.The CDSC is waived for purchases by certain retirementor benefit plans.


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Tosatisfy the purchase amounts above, you can:

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  Use your

  Rights of Accumulation

  , which allow you or an eligible group of related investors to combine (1) the current value of JennisonDryden mutual fund shares you or the group already own, (2) the value of money market shares you or an eligible group of related investors have received for shares of other JennisonDryden mutual funds in an exchange transaction, and (3) the value of the shares you or an eligible group of related investors are purchasing;

  Sign a

  Letter of Intent

  , stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other JennisonDryden mutual funds within 13 months; or

  Use your

  Combined Purchase and Cumulative Purchase Privilege

  , which allows you and an eligible group of related investors to combine the value of Class A shares of this Fund with the value of other JennisonDryden mutual funds that you or the group are purchasing at the same time.

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An"eligible group of related investors" includes any combination of the following:


  All accounts held in your name (alone or with other account holders) and taxpayer identification number (TIN);

  Accounts held in your spouse's name (alone or with other account holders) and TIN (see definition of spouse below);

  Accounts for your children or your spouse's children including children for whom you and/or your spouse are legal guardian (

  e.g.,

  UGMAs and UTMAs);

  Accounts in the name and TINs of your parents;

  Trusts with you, your spouse, your children, your spouse's children and/or your parents as the beneficiaries;

  With limited exclusions, accounts with the same address (exclusions include, but are not limited to, addresses for brokerage firms and other intermediaries and Post Office boxes); and


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38	Dryden Short-Term Corporate Bond Fund

  Accounts held in the name of a company controlled by you (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), including employee benefit plans of the company where the accounts are held in the plan's TIN.

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A"spouse" is defined as follows:


  The person to whom you are legally married. We also consider your spouse to include the following:

  An individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage;

  A domestic partner, who is an individual (including one of the same gender) with whom you have shared a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both provide for the personal or financial welfare of the other without a fee, to whom you are not related by blood; or

  An individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.


Thevalue of shares held by you or an eligible group of related investors will be determined as follows:


  for Class A and Class L shares, the value of existing shares is determined by the maximum offering price (net asset value (NAV) plus maximum sales charge) as of the previous business day; and

  for Class B, C, F, M, X, Y, Z and R shares, the value of existing shares is determined by the NAV as of the previous business day.

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Note:Not all share classes may be offered by your Fund.In addition, Class L, M and X shares are not offered to new purchasersand are available only through exchanges from the same share class of certain other JennisonDryden funds.

Note: Class Z shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A's initialsales charge.


Ifyour shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A'sinitial sales charge, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receivethe applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believeyou qualify for a reduction or waiver of Class A's initial sales charge, you must notify your broker or intermediary at thetime of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or otherfinancial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposesof receiving a reduction or waiver of Class A's initial sales charge. The reduced or waived sales charge will be granted subjectto confirmation of account holdings.


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


Ifyour shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Althoughthe Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive awaiver or reduction of Class A's initial sales charge, you may be required to provide appropriate documentation if the TransferAgent is unable to establish your eligibility.


Ifyour shares are held through a broker or other intermediary, the broker or intermediary is responsible for determiningthe specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reductionof Class A's initial sales charge. Your broker or intermediary is also responsible for notifying the Transfer Agent if yourshare purchase qualifies for a reduction or waiver of Class A's initial sales charge.


Purchases of $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSCmay apply, as previously noted.


Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisersand financial planners who have agreements with the Distributor relating to:


  Mutual fund "wrap" or asset allocation programs, where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

  Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.


Broker-dealers,investment advisers or financial planners sponsoring these mutual fund programs may offer their clients morethan one class of shares in the Fund in connection with different pricing options for their programs. Investors should considercarefully any separate transaction and other fees charged by these programs in connection with investing in each availableshare class before selecting a share class.


Group Retirement Plans. Group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans,target benefit plans, defined benefit plans, Taft Hartley multiemployer pension plans, SEP-IRA and SARSEP plans, SIMPLE IRAplans, 457 plans, 403(b) plans, non-qualified deferred compensation plans, and other defined contribution plans may purchaseClass A shares without paying the initial sales charge. The availability of Class A shares at NAV for group retirement planswill depend upon the policies of your financial intermediary and/or the recordkeeper for your plan. If Prudential RetirementServices is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions.Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availabilityof Class A shares at net asset value.


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40	Dryden Short-Term Corporate Bond Fund



Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:


  certain directors, officers, employees (including their spouse, children and parents) of Prudential and its affiliates, the JennisonDryden mutual funds, and the investment subadvisers of the JennisonDryden mutual funds;

  persons who have retired directly from active service with Prudential or one of its subsidiaries;

  certain real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates;

  registered representatives and employees of broker-dealers that have entered into dealer agreements with the Distributor; and

  investors in Individual Retirement Accounts (IRAs), provided that: (a) the purchase is made either from a directed rollover to such IRA or with the proceeds of a tax-free rollover of assets from a benefit plan for which Prudential Retirement (the institutional benefit plan recordkeeping entity of Prudential) provides administrative or (b) recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the benefit plan distribution, or recordkeeping for the IRA is performed by Prudential Retirement as part of its "Rollover IRA" program (regardless of whether or not the assets of the IRA consist of proceeds of a tax-free rollover of assets from a benefit plan described above).


Toqualify for a waiver of the Class A sales charge at the time of purchase, you must notify the Transfer Agent or the Distributormust be notified by the broker facilitating the purchase that the transaction qualifies for a waiver of the Class A salescharge. The waiver will be granted subject to confirmation of your account holdings.


Additional Information About Reducing or Waiving Class A's Sales Charge.The Fund also makes available free of charge, on the Fund's website, in a clear and prominent format, information relatingto the Fund's Class A initial sales charge, and the different ways that investors can reduce or avoid paying the initial salescharge. The Fund's website includes hyperlinks that facilitate access to this information.


Youmay need to provide your broker-dealer or other financial intermediary through which you hold Fund shares with the informationnecessary to take full advantage of reduced or waived Class A sales charges.


The Distributor may reallow the Class A sales charge to dealers.

Class A and Class Z Shares

Class A shares are exchangeable with other Class A shares of other JennisonDryden or Strategic Partners mutual funds with an exchange minimum of $25,000. Class Z shares do not offer an exchange privilege.

Class A, B and C shares of this Fund may be used in conjunction with your Rights of Accumulation Privileges to purchase other JennisonDryden or Strategic Partners mutual funds if you:

  Invest with an eligible group of investors who are related to you.

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Visit our website at www.jennisondryden.com	41

  Buy Class A shares of two or more JennisonDryden or Strategic Partners mutual funds at the same time.

  With respect to Class A shares only, use your Rights of Accumulation, which allow you to combine (1) the current value of JennisonDryden and Strategic Partners mutual funds shares you already own, (2) the value of money market shares you have received for shares of other JennisonDryden or Strategic Partners mutual funds in an exchange transaction and (3) the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent at the time of purchase if you qualify for Rights of Accumulation).

Qualifying for Class Z Shares
 Institutional Investors. Various institutional investors may purchase Class Z shares, including corporations, banks, governmental entities, municipalities, and IRS section 501 entities, such as foundations and endowments. The minimum initial investment for such investors is $10 million. Institutional investors are responsible for indicating their eligibility to purchase Class Z shares at the time of purchase. Certain financial intermediaries may require that investments by their institutional investor clients in Class Z shares be placed directly with the Transfer Agent. Please contact the Transfer Agent at (800) 225-1852 for further details.

Mutual Fund Programs. Class Z shares can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential relating to:

  Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or

  Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in a share class offered by the program before selecting a share class.

Group Retirement Plans.Group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft Hartley multi-employer pension plans, SEP IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans and other defined contribution plans may purchase Class Z shares. The availability of Class Z shares for group retirement plans will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call

42	Dryden Short-Term Corporate Bond Fund

Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class Z shares.

Other Types of Investors. Class Z shares also can be purchased by any of the following:

  Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option;

  Current and former Directors/Trustees of the JennisonDryden or Strategic Partners mutual funds;

  Prudential, with an investment of $10 million or more; and

  Qualified state tuition programs (529 plans).

Qualifying for Class R Shares
 Group Retirement Plans. Class R shares are offered for sale to (i) certain group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft Hartley multi-employer pension plans, SEP IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans, and other defined contribution plans and (ii) IRAs that are held on the books of a Fund through omnibus level accounts, including The SmartSolution IRA offered by Prudential Retirement. The availability of Class R shares for group retirement plans or IRAs will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Investors in SmartSolution IRA accounts through Prudential's Personal Retirement Services unit can call 888-244-6237 with any questions regarding how to purchase shares. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class R shares.

How Financial Services Firms are Compensated for Selling JennisonDryden Mutual Funds

JennisonDryden Mutual Funds are distributed by Prudential Investment Management Services LLC (the Distributor), a broker-dealer that is licensed to sell securities. The Distributor generally does not sell shares of the Funds directly to the public, but instead markets and sells JennisonDryden Mutual Funds through other broker-dealers, 401(k) providers, retirement plan administrators, and other financial intermediaries. For ease of reference, we refer to all financial intermediaries collectively as "financial services firms." Each JennisonDryden Mutual Fund is managed by PI (the Manager).

Only persons licensed with the Financial Industry Regulatory Authority (FINRA), as a registered representative (often referred to as a broker or financial adviser) and associated with a specific financial services firm, may sell a JennisonDryden Mutual Fund to you, or to a retirement plan in which you participate.

12b-1 Fees & Sales Charges. The Distributor has agreements in place with financial

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

services firms defining how much each firm will be paid for the sale of a particular JennisonDryden mutual fund from front-end sales charges, if any, paid by Fund shareholders and from fees paid to the Distributor by the Fund pursuant to Rule 12b-1 under the 1940 Act. These financial services firms then pay their registered representatives who sold you the JennisonDryden mutual fund some or all of what they received from the Distributor. The registered representatives may receive a payment when the sale is made and can, in some cases, continue to receive ongoing payments while you are invested in the JennisonDryden mutual fund.

"Revenue Sharing" Payments. In addition to the compensation received by financial services firms as described above, the Manager, Distributor, or their affiliates may make additional payments (which are often referred to as "revenue sharing" payments) to the financial services firms from the Manager's, Distributor's, or affiliates' own resources, including from the profits derived from management or other fees received from the Fund, without additional direct or indirect cost to the Fund or its shareholders. Revenue sharing payments are in addition to the front-end sales charges paid by Fund shareholders or fees paid pursuant to Rule 12b-1. The Manager, Distributor, or their affiliates may revise the terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other financial services firms in the future.

Revenue sharing arrangements are intended to foster the sale of Fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of Fund shares. In exchange for revenue sharing payments, the Fund generally expects to receive the opportunity for the Fund to be sold through the financial services firms' sales force or access to third-party platforms or other marketing programs, including but not limited to mutual fund "supermarket" platforms or other sales programs. To the extent that financial services firms receiving revenue sharing payments sell more shares of the Fund, the Manager and Distributor benefit from the increase in Fund assets as a result of the management and distribution fees they receive from the Fund, respectively. Increased sales of Fund shares also may benefit shareholders, since an increase in Fund assets may allow the Fund to expand its investment opportunities, and increased Fund assets may result in reduced Fund operating expenses.

Revenue sharing payments, as well as the other types of payments described above, may provide an incentive for financial services firms and their registered representatives to recommend or sell shares of the Fund to you and in doing so may create conflicts of interest between the firms' financial interests and their duties to customers.

If your Fund shares are purchased through a retirement plan, the Manager, Distributor or their affiliates may also make revenue sharing payments to the plan's record keeper or an affiliate, which generally is not a registered broker-dealer. Rule 12b-1 fees and sales charges may only be paid to a registered broker-dealer.

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44	Dryden Short-Term Corporate Bond Fund
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It is likely that financial services firms that execute portfolio transactions for the Fund will include those firms with which the Manager, Distributor and/or their affiliates have entered into revenue sharing arrangements. Neither the Manager nor any subadviser may consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. The Manager, Distributor and their affiliates will not use Fund brokerage as any part of revenue sharing payments to financial services firms.

Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular financial services firm. Payments may also be based on other criteria or factors, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The Manager, Distributor and/or their affiliates makes such payments to financial services firms in amounts that generally range from .02% up to .20% of Fund assets serviced and maintained by the financial services firms or from .10% to .25% of sales of Fund shares attributable to the firm. In addition, the Manager, Distributor and/or their affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the Fund on a financial services firm's systems, participation or attendance at a financial services firm's meeting, or for other reasons. These amounts are subject to change. In addition, the costs associated with visiting the financial services firms to make presentations, and/or train and educate the personnel of the financial services firms may be paid by the Manager, Distributor and/or their affiliates, subject to applicable FINRA regulations.

Please contact the registered representative (or his or her firm) who sold the Fund to you for details about any payments the financial services firm may receive from the Manager, Distributor and/or their affiliates. You should review your financial services firm's disclosure and/or talk to your financial services firm to obtain more information on how this compensation may have influenced your financial services firm's recommendation of the Fund. Additional information regarding these revenue sharing payments is included in the Fund's SAI, which is available to you at no additional charge.

Other Payments Received by Financial Services Firms
Administrative, Sub-Accounting and Networking Fees. In addition to, rather than in lieu of, the fees that the Fund may pay to financial services firms as described above, and the fees the Fund pays to the Transfer Agent, the Transfer Agent or its affiliates may enter into additional agreements on behalf of the Fund with financial services firms pursuant to which the Fund will pay financial services firms for certain administrative, sub-accounting and networking services. These services include maintenance of shareholder accounts by the firms, such as record-keeping and other activities that otherwise would be performed by the Transfer Agent. Sub-accounting services encompass activities that reduce the burden of record-keeping to the Fund.

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Administrative fees are paid to a firm that undertakes, for example, shareholder communications on behalf of a Fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation.

These payments, as discussed above, are paid out of Fund assets and generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial services firm or (2) a fixed dollar amount for each account serviced by a financial services firm. From time to time, the Manager, Distributor, or their affiliates also may pay a portion of the fees for the services to the financial services firms at their own expense and out of their own resources.

Anti-Money Laundering
In accordance with federal law, the Fund has adopted policies designed to deter money laundering. Under the policies, the Fund shall not knowingly engage in financial transactions that involve proceeds from unlawful activity or support terrorist activities, and shall file government reports, including those concerning suspicious activities, as required by applicable law. The Fund has also appointed an Anti-Money Laundering Compliance Officer to oversee the Fund's anti-money laundering policies.

Class B Shares Convert to Class A Shares After Approximately Five Years

If you buy Class B shares and hold them for approximately five years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the distribution and service (12b-1 fees) for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses. Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI.

Understanding the Price You'll Pay

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund — known as the net asset value or NAV— is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ

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46	Dryden Short-Term Corporate Bond Fund
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owned by shareholders, the value of one share of the Fund — or the NAV — is $10 ($1,000 divided by 100).

Mutual Fund Shares The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. bonds in its portfolio and the price of ACME bonds goes up, while the value of the Fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.

The Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board.

With respect to any portion of the Fund's assets that are invested in one or more open-end investment companies, the Fund's NAV will be calculated based upon the NAV of the investment company in which the Fund invests.

The Fund may also use fair value pricing if it determines that a market quotation is not reliable based, among other things, on events or market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Fund determines its NAV. The Fund may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. If the Fund needs to implement fair value pricing after the NAV publishing deadline but before shares of the Fund are processed, the NAV you receive or pay may differ from the published NAV price.

For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market. Fair value pricing procedures are designed to result in prices for the Fund's securities and its NAV that are reasonable

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in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short-term traders.

We determine the Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and you may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. We may not determine the NAV of the Fund on days when we have not received any orders to purchase, sell or exchange the Fund's shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.

Most national newspapers report the NAVs of larger mutual funds, which allows investors to check the prices of those funds daily.

What Price Will You Pay for Shares of the Fund? For Class A shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For all other share classes, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares. Unless regular trading on the NYSE closes before 4:00 p.m. New York time, your order to purchase must be received by the Transfer Agent by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received by the Transfer Agent after the close of regular trading on the NYSE.

Additional Shareholder Services

As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out — or distributes — its net investment income and net capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, or by notifying your broker or the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends. Distributions of $10.00 or less may not be paid out in cash, but may be automatically reinvested into your account.

48	Dryden Short-Term Corporate Bond Fund

Prudential Mutual Fund Services LLC
 P.O. Box 9658
Providence, RI 02940

Automatic Investment Plan. You can make regular purchases of the Fund by having a fixed amount of money automatically withdrawn from your bank or brokerage account at specified intervals. The minimum for subsequent investments through newly-established AIP accounts must be at least $1,200 annually.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your Fund shares for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.

When you sell shares of a Fund — also known as redeeming your shares — the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m., New York time, to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise, contact:

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Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to seven days from the purchase date. Your broker may charge you a separate or additional fee for sales of shares.

Restrictions on Sales
There are certain times when you may not be able to sell shares of the Fund or when we may delay paying you the proceeds from a sale. As permitted by the Commission, the former may happen only during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI.

If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution" if:

  You are selling more than $100,000 of shares;

  You want the redemption proceeds made payable to someone that is not in our records;

  You want the redemption proceeds sent to some place that is not in our records; or

  You are a business or a trust.

An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI.

Contingent Deferred Sales Charge (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 12 months of purchase you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. (The CDSC is waived for purchases by certain retirement and/or benefit plans.) To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

  Amounts representing shares you purchased with reinvested dividends and distributions,

  Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases), 6 years for Class B shares and 12 months for Class C shares, and

50	Dryden Short-Term Corporate Bond Fund

  Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases), 4 years for Class B shares and 12 months for Class C shares.

Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid — or at least minimize — the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

As we noted before in the "Share Class Comparison" chart, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. (The CDSC is waived for purchases by certain retirement and/or benefit plans.) The CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth, and 1% in the fifth and six years. The CDSC is 1% for Class C shares — which is applied to shares sold within 12 months of purchase. The CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. The rate decreases on the anniversary date of your purchase.

The holding period for purposes of determining the applicable CDSC will be calculated from the anniversary date of the purchase, excluding any time Class B or Class C shares were held in a money market fund.

As part of the sourcing of certain Transfer Agency operations from Prudential Mutual Fund Services, Inc. ("PMFS") to PFPC that occured on or about May 29, 2007, the methodology for calculating your CDSC will change from a "dollar lot" to a "share lot" methodology. The methodologies are comparable, and there will be no change in the types of shares excluded from the CDSC calculation, as described above. The amount of CDSC calculated using a "share lot" calculation may be lower or higher compared to a "dollar lot" calculation, depending upon various factors such as whether the investor purchased fund shares in one or more lots and whether there has been net aggregate appreciation or depreciation across all shares subject to the CDSC.

Waiver of the CDSC — Class B Shares
The CDSC will be waived if the Class B shares are sold:

  After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability;

  To provide for certain distributions — made without IRS penalty — from a qualified or tax-deferred retirement plan, IRA or Section 403(b) custodial account; and

  On certain sales effected through the Systematic Withdrawal Plan.

For more information on the above and other waivers, see the SAI.

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Waiver of the CDSC — Class C Shares
 Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Redemption In Kind
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

Involuntary Redemption of Small Accounts
If the value of your account is less than $500 for any reason, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. The involuntary sale provisions do not apply to AIP accounts, employee savings plan accounts, payroll deduction plan accounts, or retirement accounts (such as a 401(k) plan, an IRA or other qualified or tax-deferred plan or account). Prior thereto, if you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account; this involuntary sale does not apply to shareholders who own their shares as part of a retirement account. For more information, see "Purchase, Redemption and Pricing of Fund Shares – Involuntary Redemption" in the SAI. If the value of your account is less than $2,500 (with certain exclusions), a $15 annual small balance account fee will be deducted from your account; any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived. For more information, see "Fees and Expenses" and the table captioned "Shareholder Fees" in this Prospectus, and "Purchase, Redemption and Pricing of Fund Shares – Small Balance Account Fee" in the SAI.

90-Day Repurchase Privilege
After you redeem your shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Fund and share class without paying an initial sales charge. For Class B shares, if you paid a CDSC when you redeemed your Class B shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid on that reinvested portion of your redemption proceeds. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. For more information, see the SAI.

Retirement Plans
To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you

52	Dryden Short-Term Corporate Bond Fund

must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other JennisonDryden mutual funds — including certain money market funds, if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of other funds in the JennisonDryden mutual fund family, but you can't exchange Class A shares for Class B, Class C, Class F, Class L, Class M, Class X, Class Z or Class R shares. Class B and Class C shares may not be exchanged into money market funds other than MoneyMart Assets, Inc. After an exchange, at redemption, the CDSC will be calculated from the date of the initial purchase, excluding any time Class B or Class C shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

There is no sales charge for exchanges. If, however, you exchange — and then sell — Class A shares within 12 months of your original purchase (in certain circumstances), Class B shares within approximately 6 years of your original purchase or Class C shares within 12 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the Class B and Class C shares in the money market account will not be counted in calculating the required holding period for CDSC liability.

Remember, as we explained in the section entitled "Fund Distributions and Tax Issues — If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI.

Frequent Purchases and Redemptions of Fund Shares
The Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, frequent trading

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can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

The Fund does not knowingly accommodate or permit frequent trading, and the Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund's Transfer Agent monitors trading activity on a daily basis. The Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a "round-trip transaction") as established by the Fund's Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders. The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a trading suspension will be placed on the account that remains in effect for 90 days. Exceptions to the trading policy will not normally be granted. Transactions in the Prudential money market funds are excluded from this policy.

The Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder who has violated this policy. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into the Fund is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

If the Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements, such as through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, or an administrator or trustee of a retirement plan ("Intermediaries") that holds your shares in an account under its name, Intermediaries

54	Dryden Short-Term Corporate Bond Fund

maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund communicates to Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in the Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews the aggregate net flows in excess of $1 million. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

Telephone Redemptions or Exchanges
You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares - Restrictions on Sales" above for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

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The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

Expedited Redemption Privilege
If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

56	Dryden Short-Term Corporate Bond Fund

FINANCIAL HIGHLIGHTS

INTRODUCTION

The financial highlights that follow are intended to help you evaluate the financial performance of the Fund for the past five fiscal years. The total return in each chart represents the rate that a shareholder would have earned (or lost) on an investment in that share class of the Fund, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.

For Classes A, B, C and Z, the financial highlights for the fiscal years ended December 31, 2007, 2006, 2005 and 2004, were derived from the financial statements audited by KPMG LLP, an independent registered public accounting firm, whose report was unqualified. The financial highlights for the year ending December 31, 2003 were audited by another independent registered public accounting firm whose report on those financial highlights was unqualified.

For Class R , the financial highlights for the fiscal years ended December 31, 2007, 2006, and 2005, and the fiscal period ended December 31, 2004, were derived from the financial statements audited by KPMG LLP, an independent registered public accounting firm, whose report on those financial highlights was unqualified.

A copy of the Fund's annual report, along with the Fund's audited financial statements and the report of the independent registered public accounting firm, is available, upon request, at no charge, as described on the back cover of this prospectus.

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CLASS A SHARES

Class A Shares (fiscal years ended 12-31)

Per Share Operating Performance	2007(d)	2006	2005	2004	2003
Net asset value, beginning of year	$10.76	$10.82	$11.23	$11.52	$11.51
Income from investment operations:
Net investment income	.44	.41	.39	.38	.42
Net realized and unrealized gain (loss) on investment transactions	.19	.02	(.29)	(.15)	.13
Total from investment operations	.63	.43	.10	.23	.55
Less distributions:
Dividends from net investment income	(.51)	(.49)	(.51)	(.52)	(.54)
Net asset value, end of year	$10.88	$10.76	$10.82	$11.23	$11.52
Total return(a)	5.95%	4.03%	.86%	2.01%	4.83%

Ratios/Supplemental Data	2007	2006	2005	2004	2003
Net assets, end of year (000)	$161,995	$170,262	$213,359	$188,404	$125,479
Average net assets (000)	$163,819	$191,991	$209,594	$153,543	$113,360
Ratios to average net assets(b):
Expenses, including distribution fees and service (12b-1) fees(c)	.85%	.94%	.92%	.92%	.92%
Expenses, excluding distribution fees and service (12b-1) fees	.60%	.69%	.67%	.67%	.67%
Net investment income	4.11%	3.80%	3.51%	3.05%	3.57%
For Class A, B, C, R and Z shares:
Portfolio turnover rate	82%	61%	73%	55%	64%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying portfolio in which the Fund invests.
(c) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average net assets of the Class A shares.
(d) Calculations based on average shares outstanding during the year.

58	Dryden Short-Term Corporate Bond Fund

CLASS B SHARES

Class B Shares (fiscal years ended 12-31)

Per Share Operating Performance	2007(c)	2006	2005	2004	2003
Net asset value, beginning of year	$10.76	$10.82	$11.23	$11.52	$11.51
Income from investment operations:
Net investment income	.36	.33	.28	.30	.33
Net realized and unrealized gain (loss) on investment transactions	.18	.02	(.27)	(.16)	.13
Total from investment operations	.54	.35	.01	.14	.46
Less distributions:
Dividends from net investment income	(.42)	(.41)	(.42)	(.43)	(.45)
Net asset value, end of year	$10.88	$10.76	$10.82	$11.23	$11.52
Total return(a)	5.16%	3.26%	.09%	1.25%	4.05%

Ratios/Supplemental Data	2007	2006	2005	2004	2003
Net assets, end of year (000)	$15,023	$26,071	$41,733	$58,297	$65,486
Average net assets (000)	$20,803	$34,619	$51,250	$63,694	$65,683
Ratios to average net assets(b):
Expenses,including distribution fees and service (12b-1) fees	1.60%	1.69%	1.67%	1.67%	1.67%
Expenses, excluding distribution fees and service (12b-1) fees	.60%	.69%	.67%	.67%	.67%
Net investment income	3.33%	3.05%	2.76%	2.70%	2.82%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying portfolio in which the Fund invests.
(c) Calculations based on average shares outstanding during the year.

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CLASS C SHARES

Class C Shares (fiscal years ended 12-31)

Per Share Operating Performance	2007(d)	2006	2005	2004	2003
Net asset value, beginning of year	$10.76	$10.82	$11.23	$11.52	$11.51
Income from investment operations:
Net investment income	.39	.35	.31	.33	.36
Net realized and unrealized gain (loss) on investment transactions	.18	.02	(.27)	(.16)	.13
Total from investment operations	.57	.37	.04	.17	.49
Less distributions:
Dividends from net investment income	(.45)	(.43)	(.45)	(.46)	(.48)
Net asset value, end of year	$10.88	$10.76	$10.82	$11.23	$11.52
Total return(a)	5.42%	3.51%	.34%	1.50%	4.31%

Ratios/Supplemental Data	2007	2006	2005	2004	2003
Net assets, end of year (000)	$23,035	$26,739	$38,264	$54,320	$64,852
Average net assets (000)	$24,817	$31,763	$46,358	$60,026	$63,277
Ratios to average net assets(b):
Expenses, including distribution fees and service (12b-1) fees(c)	1.35%	1.44%	1.42%	1.42%	1.42%
Expenses, excluding distribution fees and service (12b-1) fees	.60%	.69%	.67%	.67%	.67%
Net investment income	3.60%	3.30%	3.01%	2.96%	3.07%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying portfolio in which the Fund invests.
(c) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average net assets of the Class C shares.
(d) Calculations based on average shares outstanding during the year.

60	Dryden Short-Term Corporate Bond Fund

CLASS R SHARES

Class R Shares (fiscal years ended 12-31)

Per Share Operating Performance:	2007(f)	2006	2005	2004(a)
Net Asset Value, Beginning of Period	$10.76	$10.82	$11.23	$11.28
Income from investment operations:
Net investment income	.42	.38	.39	.24
Net realized and unrealized gain (loss) on investment transactions	.18	.02	(.32)	.09
Total from investment operations	.60	.40	.07	.33
Less dividends
Dividends from net investment income	(.48)	(.46)	(.48)	(.38)
Net asset value, end of period	$10.88	$10.76	$10.82	$11.23
Total Return(b)	5.70%	3.78%	.63%	2.92%

Ratios/Supplemental Data
Net assets, end of period	$141	$101,249	$3,483	$2,515
Average net assets	$115	$66,423	$2,703	$1,601
Ratios to average net assets(c):
Expenses, including distribution fees and service (12b-1) fees(d)	1.10%	1.19%	1.17%	1.17%(e)
Expenses, excluding distribution fees and service (12b-1) fees	.60%	.69%	.67%	.67%(e)
Net investment income	3.88%	3.58%	3.29%	.99%(e)

(a) Commencement of operations was May 17, 2004.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total investment returns for the periods of less than one full year are not annualized.
(c) Does not include expenses of the underlying portfolio in which the Fund invests.
(d) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average net assets of the Class R shares.
(e) Annualized.
(f) Calculations based on average shares outstanding during the year.

Visit our website at www.jennisondryden.com	61

CLASS Z SHARES

Class Z Shares (fiscal years ended 12-31)

Per Share Operating Performance	2007(c)	2006	2005	2004	2003
Net asset value, beginning of year	$10.79	$10.85	$11.26	$11.55	$11.53
Income from investment operations:
Net investment income	.47	.43	.41	.41	.46
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.18	.03	(.28)	(.15)	.13
Total from investment operations	.65	.46	.13	.26	.59
Less distributions:
Dividends from net investment income	(.53)	(.52)	(.54)	(.55)	(.57)
Net asset value, end of year	$10.91	$10.79	$10.85	$11.26	$11.55
Total return(a)	6.22%	4.29%	1.12%	2.27%	5.18%

Ratios/Supplemental Data	2007	2006	2005	2004	2003
Net assets, end of year (000)	$61,719	$44,597	$53,652	$73,263	$60,471
Average net assets (000)	$50,253	$48,027	$60,056	$63,698	$53,992
Ratios to average net assets(b):
Expenses,including distribution fees and service (12b-1) fees	.60%	.69%	.67%	.67%	.67%
Expenses, excluding distribution fees and service (12b-1) fees	.60%	.69%	.67%	.67%	.67%
Net investment income	4.38%	4.05%	3.76%	3.44%	3.81%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying portfolio in which the Fund invests.
(c) Calculations based on average shares outstanding during the year.

62	Dryden Short-Term Corporate Bond Fund

APPENDIX A

DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Debt Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

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Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating category from Aa to Caa. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be e

Dryden Short-Term Bond Fund, Inc.

March 3, 2008

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (SAI) of Dryden Short-Term Corporate Bond Fund of Dryden Short-Term Bond Fund, Inc. is not a prospectus and should be read in conjunction with the Prospectus of the Fund dated March 3, 2008, and can be obtained, without charge, by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-1852. The Fund's Prospectus is incorporated by reference into this SAI, and Part I of this SAI and the portions of Part II of this SAI that relate to the Fund have been incorporated by reference into the Fund's Prospectus.

The portions of Part II of this SAI that do not relate to the Fund do not form a part of the Fund's SAI, have not been incorporated by reference into the Fund's Prospectus and should not be relied upon by investors in the Fund. The Fund's audited financial statements are incorporated into this SAI by reference to the Fund's 2007 Annual Report (File No. 811-05594). You may request a copy of the Annual Report at no charge by calling (800) 225-1852 between 8:00 a.m. and 8:00 p.m. Eastern time on any business day.

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MF 140B
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Table of Contents

3	PART I
3	INTRODUCTION
3	FUND CLASSIFICATION, INVESTMENT OBJECTIVES & POLICIES
6	INVESTMENT RESTRICTIONS
7	INFORMATION ABOUT DIRECTORS/TRUSTEES AND OFFICERS
12	MANAGEMENT & ADVISORY ARRANGEMENTS
16	OTHER SERVICE PROVIDERS
17	INFORMATION ON SALES CHARGES & DISTRIBUTION-RELATED EXPENSES
20	COMPUTATION OF OFFERING PRICE PER SHARE
20	PORTFOLIO TRANSACTIONS & BROKERAGE
22	ADDITIONAL INFORMATION
23	PRINCIPAL SHAREHOLDERS
23	FINANCIAL STATEMENTS

25	PART II
25	INVESTMENT RISKS AND CONSIDERATIONS
52	PURCHASE, REDEMPTION AND PRICING OF FUND SHARES
57	NET ASSET VALUE
58	SHAREHOLDER SERVICES
61	TAXES, DIVIDENDS AND DISTRIBUTIONS
67	DISCLOSURE OF PORTFOLIO HOLDINGS
69	PROXY VOTING
69	CODES OF ETHICS
70	APPENDIX I: PROXY VOTING POLICIES OF THE SUBADVISER
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PART I

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INTRODUCTION

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Part I of this SAI sets forth information about Dryden Short-Term Bond Fund, Inc. and its sole series, Dryden Short-TermCorporate Bond Fund (the Fund). It provides additional information about the Fund's Board of Directors, the advisory servicesprovided to and the management fees paid by the Fund, and information about other fees paid by and services provided to theFund.Part I should be read in conjunction with the Prospectus and those portions of Part II of this SAI that pertain tothe Fund.

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FUND CLASSIFICATION, INVESTMENT OBJECTIVES & POLICIES

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DrydenShort-Term Bond Fund, Inc. is a diversified, open-end management investment company comprised of one series:DrydenShort-Term Corporate Bond Fund.

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Theinvestment objective of Dryden Short-Term Corporate Bond Fund is high current income consistent with the preservationof principal. In pursuing its objective, under normal circumstances, Dryden Short-Term Corporate Bond Fund invests at least80% of the Fund's investable assets in bonds of corporations with varying maturities. For purposes of this policy, bonds includeall fixed-income securities, other than preferred stock, and corporations include all private issuers. The effective durationof the Dryden Short-Term Corporate Bond Fund's portfolio will generally be less than 3 years, and its dollar-weighted averageportfolio maturity will generally be between 2 and 3 years.

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Theterm "investable assets" in this SAI refers to the Fund's net assets plus any borrowings for investment purposes. TheFund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes,such as to meet anticipated redemptions. This section provides additional information on the principal investment policiesand strategies of the Fund, as well as information on certain non-principal investment policies and strategies. The Fund maynot be successful in achieving its respective objective and you could lose money.

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Thefollowing table identifies certain of the investments and strategies that the Fund may use. The categories checked inthe table below do not represent an exclusive list of the investments and investment strategies that the Fund may use. Thecategories The "Investment Risks and Considerations" Section in Part II of the SAI includes explanations of these investmentsand investment strategies, as well as the risks and considerations associated with these investments and investment strategies.The Fund also may invest from time to time in certain types of investments and investment strategies that are either not listedbelow or are not identified below as relating to the Fund.

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Fund Investments, Risks, and Strategies
Dryden Short-Term Corporate Bond Fund
Asset-Backed Securities	X
Asset-Based Securities	X
Precious Metal-Related Securities
Borrowing and Leverage	X
Convertible Securities	X
Certificate of Deposits
Corporate Loans	X
Debt Securities	X
Depositary Receipts
Derivatives	X
Exchange Traded Funds
Hedging	X
Indexed and Inverse Securities	X
Swap Agreements	X
Credit Default Swap Agreements	X
Credit Linked Securities	X
Total Return Swap Agreements	X
Options on Securities and Securities Indices	X
Types of Options	X
Call Options	X
Put Options	X
Futures	X
Foreign Exchange Transactions
Forward Foreign Exchange Transactions
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3

Currency Futures
Currency Options
Limitations on Currency Hedging
Risk Factors in Hedging Foreign Currency Risks
Risk Factors in Derivatives	X
Credit Risk	X
Currency Risk
Leverage Risk	X
Liquidity Risk	X
Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives
Distressed Securities
Foreign Investment Risk	X
Foreign Market Risk	X
Foreign Economy Risk	X
Currency Risk and Exchange Risk
Governmental Supervision and Regulation / Accounting Standards
Certain Risks of Holding Fund Assets Outside the United States
Settlement Risk
Illiquid or Restricted Securities	X
Initial Public Offerings Risk
Investment in Other Investment Companies	X
Investment in Emerging Markets	X
Restrictions on Certain Investments
Risks of Investing in Asia-Pacific Countries	X
Restrictions on Foreign Investments in Asia-Pacific Countries	X
Investment in Other Investment Companies
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Fund Investments, Risks and Strategies
Risks of Investments in Russia	X
Junk Bonds	X
Liquidity Puts or Calls
Money Market Instruments	X
Mortgage Backed Securities	X
Municipal Securities
Real Estate Related Securities
Real Estate Investment Trusts ("REITs")	X
Repurchase Agreements	X
Reverse Repurchase Agreements and Dollar Rolls	X
Securities Lending	X
Securities of Smaller or Emerging Growth Companies
Short Sales and Short Sales Against-the-Box	X
Sovereign Debt	X
Standby Commitment Agreements
Stripped Securities	X
Structured Notes
Supranational Entities	X
Utility Industries	X
Electric	X
Telecommunications	X
Temporary Defensive Strategy and Short-Term Investments	X
Gas	X
Water	X
U.S. Government Securities	X
When Issued Securities, Delayed Delivery Securities and Forward Commitments	X
Warrants and Rights
Zero Coupon Bonds, Pay-In-Kind and Deferred Payment Securities
When-Issed Securities, Delayed Delivery Securities and Forward Commitments	X
Yankee Obligations	X
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AFund may have restrictions or limitations applicable to their investments and strategies noted in the preceeding tables.Such restrictions or limitations are generally noted in the Fund's Prospectus. In addition, the following restrictions orlimitations are

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Dryden Short-Term Bond Fund, Inc. 4

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applicable to the Fund and if any disclosure contained elsewhere in the SAI contradicts the following restrictions or limitations,the following restrictions or limitations shall govern:

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  Debt Securities.

  The Fund may invest up to 20% of the Fund's investable assets in debt obligations rated BB or lower by S&P, Ba or lower by Moody's or the equivalent by another major rating service (known as high yield securities or junk bonds), or if unrated, deemed by the Fund's Subadviser to be of comparable quality.

  Mortgage-Backed Securities.

  In reliance on a Securities and Exchange Commission (Commission) interpretation, the Fund's investments in certain qualifying collateralized mortgage obligations (CMOs), including CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs), are not subject to the limitation of the Investment Company Act of 1940, as amended (Investment Company Act or the 1940 Act), on acquiring interests in other investment companies. In order to be able to rely on the Commission's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers, that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the Investment Company Act and (d) are not registered or regulated under the Investment Company Act as investment companies. To the extent that the Fund selects CMOs or REMICs that do not meet the above requirements, the Fund may not invest more than 10% of its total assets in all such entities, may not have invested more than 5% of its total assets in any single such entity and may not acquire more than 3% of the voting securities of any single such entity. The underlying mortgages which collateralize the CMOs and REMICs in which the Fund invests may have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The Fund may invest up to 30% of its investable assets in CMOs and REMICs.

  Asset-Backed Securities.

  The Fund may invest up to 25% of its investable assets in asset-backed securities. The Fund also may invest up to 5% of its investable assets in collateralized debt obligations.

  Bank Debt.

  The Fund may invest up to 10% of its assets in bank debt which includes interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans which are designed to provide temporary or bridge financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. See discussion of Corporate Loans in Part II of this SAI.

  Dollar Rolls.

  The Fund may invest up to 5% of its investable assets in dollar rolls.

  Options.

  The Fund may write call options on foreign currencies and may invest up to 5% of its investable assets in currency options.

  Caps and Floors.

  The Fund may engage in the purchase or sale of interest rate caps and floors up to 5% of its investable assets.

  Futures.

  The Fund may purchase Eurodollar futures and options thereon, which are essentially U.S. dollar-denominated futures contracts or options linked to LIBOR. Eurodollar futures contracts are currently traded on the Chicago Mercantile Exchange. They enable purchasers to obtain a fixed-rate for the lending of funds and sellers to obtain a fixed-rate for borrowings. The Fund would use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rates swaps are linked. The Fund also may invest in Swap Futures for hedging purposes only.

  Taxable Preferred Securities.

  We may invest up to 5% of the Fund's net assets in taxable preferred securities, including, without limitation, trust originated preferred securities, monthly income preferred securities, quarterly income bond securities, quarterly income debt securities, quarterly income preferred securities, corporate trust securities, public income notes and other trust preferred securities.

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5

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  Money Market Instruments.

  The Fund may invest in high quality money market instruments, including:

  1. Obligations denominated in U.S. dollars (including certificates of deposit, bankers' acceptances and time deposits) of commercial banks, savings banks and savings and loan associations having, at the time of acquisition by the Fund of such obligations, total assets of not less than $1 billion or its equivalent. The Fund may invest in obligations of domestic banks, foreign banks, and branches and offices thereof. The term "certificates of deposit" includes both Eurodollar certificates of deposit, for which there is generally a market, and Eurodollar time deposits, for which there is generally not a market. Eurodollars are U.S. dollars deposited in banks outside the United States. For this purpose, the certificates of deposit may have terms in excess of one year.

  2. Commercial paper, variable amount demand master notes, bills, notes and other obligations issued by a U.S. company, a foreign company or a foreign government, its agencies, instrumentalities or political subdivisions, maturing in one year or less, denominated in U.S. dollars, and, at the date of investment, rated at least A-2 by SP or Prime-2 by Moody's, or, if not rated, issued by an entity having an outstanding unsecured debt issue rated at least A or A-2 by SP or A or Prime-2 by Moody's. If such obligations are guaranteed or supported by a letter of credit issued by a bank, the bank (including a foreign bank) must meet the requirements set forth in paragraph 1 above. If such obligations are guaranteed or insured by an insurance company or other non-bank entity, the insurance company or other non-bank entity must represent a credit of high quality, as determined by the Company's Board of Directors. Under the Investment Company Act, a guaranty is not deemed to be a security of the guarantor for purposes of satisfying the diversification requirements provided that the securities issued or guaranteed by the guarantor and held by the Fund do not exceed 10% of the Fund's total assets.

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INVESTMENT RESTRICTIONS

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TheFund has adopted the restrictions listed below as fundamental policies. In addition, the Fund's investment objective isfundamental. Under the Investment Company Act of 1940, as amended ("1940 Act"), a fundamental policy is one which cannot bechanged without the approval of the holders of a majority of the Fund's outstanding voting securities of the Fund. A "majorityof the outstanding voting securities of a Fund," when used in this SAI, means the lesser of (i) 67% of the voting shares representedat a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii)more than 50% of the outstanding voting shares.

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TheFund may not:

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1.Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaningof the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, except tothe extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief orinterpretations (collectively, the 1940 Act Laws, Interpretations and Exemptions).

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2.Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretationsand Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed deliverybasis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rateswap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing andcollateral arrangements with respect thereto, and obligations of the Fund to Directors pursuant to deferred compensation arrangementsare not deemed to be a pledge of assets or the issuance of a senior security.

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3.Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments inmortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estateare not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including theright to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estatecan be liquidated in an orderly manner.

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4.Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative,hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instrumentsbacked by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts,and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to holdphysical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instrumentssupported or secured thereby until they can be liquidated in an orderly manner.

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5.Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemedto be an underwriter under certain federal securities laws.

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Dryden Short-Term Bond Fund, Inc. 6

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6.Purchase any security if as a result more than 25% of the Fund's total assets would be invested in the securities of issuershaving their principal business activities in the same industry or group of industries except for temporary defensive purposes,and except that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies orinstrumentalities.

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7.The Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participationsor similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures,other debt securities or instruments, or participations or other interests therein and investments in government obligations,commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not beconsidered the making of a loan, and is permitted if consistent with the Fund's investment objective.(For purposes of thepreceding restriction relating to loans, the Fund will currently lend up to 33 1 / 3 % of the value of its total assets).For purposes of Investment Restriction 1, the Fund will currently not purchase any security (other than obligations of theU.S. Government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund' total assets, (i) morethan 5% of the Fund's total assets (determined at the time of investment) would be invested in securities of a single issuerand (ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

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Forpurposes of Investment Restriction 2, under the 1940 Act, the Fund can borrow money from a bank provided that immediatelyafter such borrowing there is asset coverage of at least 300% for all borrowings. If the asset coverage falls below 300%,the Fund must, within three business days, reduce the amount of its borrowings to satisfy the 300% requirement.

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Forpurposes of Investment Restriction 7, the Fund will currently lend up to 33 1 / 3 % of the value of its total assets.Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, itis intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resultingfrom changing total asset values will not be considered a violation of such policy. However, if the Fund's asset coveragefor borrowings permitted by Investment Restriction 2 falls below 300%, the Fund will take prompt action to reduce its borrowings,as required by the 1940 Act Laws, Interpretations and Exemptions.

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Althoughnot fundamental, the Fund has the following additional investment restrictions.

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TheFund may not:

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1.Make investments for the purpose of exercising control or management.

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2.Purchase securities, other than obligations of the U.S. Government, its agencies or instrumentalities, of any issuer havinga record, together with predecessors, of less than three years of continuous operations if, immediately after such purchase,more than 5% of such Fund's total assets would be invested in such securities.

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3.Invest in securities of other registered investment companies, except by purchases in the open market involving only customarybrokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment)would be invested in such securities, or except as part of a merger, consolidation or other acquisition. In addition, theFund may not acquire securities of other investment companies or registered unit investment trusts in reliance on subparagraph(F) or (G) of Section 12(d)(1) of the 1940 Act so long as it is a fund in which one or more of the JennisonDryden Asset AllocationFunds (which are a series of Prudential Investment Portfolios, Inc., Registration Nos. 33-61997; 811-7343) may invest. TheFund may invest up to 25% of its total assets in shares of an affiliated mutual fund.

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4.Purchase common stock or other voting securities, preferred stock, warrants or other equity securities, except as maybe permitted by non-fundamental restriction number 3.

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TheFund will provide 60 days' prior written notice to shareholders of a change in the Fund's non-fundamental policy of investingat least 80% of its investable assets (that is, net assets plus borrowings for investment purposes) in the type of investmentssuggested by the Fund's name.

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INFORMATION ABOUT DIRECTORS/TRUSTEES AND OFFICERS

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Informationabout the Directors/Trustees (referred to herein as "Directors") and the Officers of the Fund(s) is set forthbelow.Directors who are not deemed to be "interested persons" of a Fund, as defined in the 1940 Act, are referred to as"Independent Directors."Directors who are deemed to be "interested persons" of a Fund are referred to as "Interested Directors."The Directors are responsible for the overall supervision of the operations of each Fund and perform the various duties imposedon the directors of investment companies by the 1940 Act.

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7

Independent Directors
Name, Address, Age, Position(s) No. of Portfolios Overseen:	Principal Occupation(s) During Past Five Years	Other Directorships Held
Linda W. Bynoe (55) Director No. of Portfolios Overseen: 59	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.	Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).
David E.A. Carson (73) Director No. of Portfolios Overseen: 63	Director (since October 2007) of ICI Mutual Insurance Company; formerly Chairman and Chief Executive Officer of People's Bank (1988 – 2000).	None.
Robert E. La Blanc (73) Director No. of Portfolios Overseen: 61	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).
Douglas H. McCorkindale (68) Director No. of Portfolios Overseen: 59	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media)	Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Richard A. Redeker (64) Director No. of Portfolios Overseen: 60	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.
Robin B. Smith (68) Director & Independent Chair No. of Portfolios Overseen: 61	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (1992-2006).
Stephen G. Stoneburn (64) Director No. of Portfolios Overseen: 61	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).	None.
Clay T. Whitehead (69) Director No. of Portfolios Overseen: 61	President (since 1983) of YCO (new business development firm).	None.
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Note to Independent Directors Biography Table: Peter Bynoe, spouse of independent director Linda Bynoe, is a partner in the law firm of DLA Piper. DLA Piper serves as Marylandcounsel to the Fund, and DLA Piper has also been retained by various Prudential entities (other than Prudential InvestmentsLLC) to provide legal counsel on matters unrelated to the Fund. Mr. Bynoe has not personally provided legal services to the Fund or Prudential, and it is not expected that he will do so in the future.
During each of the two most recently completed calendar years, the amounts paid by the Fund to DLA Piper did not exceed $120,000.During each of the two most recently completed calendar years, the amounts paid by Prudential entities to DLA Piper, in theaggregate, totalled approximately $17,000 and $2.3 million during 2007 and 2006, respectively.

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Interested Directors
Judy A. Rice (60) Director & President No. of Portfolios Overseen: 59	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute	None.
Robert F. Gunia (61) Director & Vice President No. of Portfolios Overseen: 149	Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.	Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.; Vice President (since January 2007) of The Greater China Fund, Inc. (since January 2007).
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Dryden Short-Term Bond Fund, Inc. 8

Dryden Short-Term Bond Fund - Director Length of Service
Linda W. Bynoe	David E.A. Carson	Robert E. La Blanc	Douglas H. McCorkindale	Richard A. Redeker	Robin B. Smith	Stephen G. Stoneburn	Clay T. Whitehead	Judy A. Rice	Robert F. Gunia
Director Since 2005	Director Since 2003	Director Since 2003	Director Since 2003	Director Since 1993	Director Since 2003	Director Since 2003	Director Since 2003	Director Since 2000 and President Since 2003	Director since 1996 and Vice President Since 1999
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Fund Officers (1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (55) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.
Deborah A. Docs (50) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (49) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (33) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (36) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (45) Assistant Secretary	Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).
Timothy J. Knierim(49) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (49) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Noreen M. Fierro (43) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.
Grace C. Torres (48) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (44) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (49) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
(1) Excludes interested directors who also serve as President or Vice President.
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Dryden Short-Term Bond Fund—Officer Length of Service
Kathryn L. Quirk	Deborah A. Docs	Jonathan D. Shain	Claudia DiGiacomo	John P. Schwartz	Andrew R. French	Timothy J. Knierim	Grace C. Torres	Valerie Simpson	Peter Parrella	M. Sadiq Peshimam	Noreen M. Fierro
Chief Legal Officer Since 2005	Secretary Since 1996	Assistant Secretary Since 2004	Assistant Secretary Since 2005	Assistant Secretary Since 2006	Assistant Secretary Since 2006	Chief Compliance Officer Since 2007	Treasurer and Principal Financial and Accounting Officer Since 1996	Deputy Chief Compliance Officer Since 2007	Assistant Treasurer Since 2007	Assistant Treasurer Since 2006	Anti-Money Laundering Compliance Officer Since 2006
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Explanatory Notes to Tables:

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  Directors are deemed to be "Interested," as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

  Unless otherwise noted, the address of all Directors and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

  There is no set term of office for Directors or Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31st of the year in which they reach the age of 75.

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9

  "Other Directorships Held" includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.

  "No. of Portfolios Overseen" includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Prudential's Gibraltar Fund, Inc. and the Advanced Series Trust.

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Compensation of Directors and Officers. Pursuant to a Management Agreement with the/each Fund, the Manager pays all compensation of Officers and employees of theFund as well as the fees and expenses of all Interested Directors.

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EachFund pays each of its Independent Directors annual compensation in addition to certain out-of-pocket expenses. IndependentDirectors who serve on Board Committees may receive additional compensation. The amount of annual compensation paid to eachIndependent Director may change as a result of the introduction of additional funds on whose Boards the Director may be askedto serve.

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IndependentDirectors may defer receipt of their fees pursuant to a deferred fee agreement with each Fund. Under the termsof the agreement, a Fund accrues deferred Directors' fees daily which, in turn, accrue interest at a rate equivalent to theprevailing rate of 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, at the daily rate of return ofany JennisonDryden or Strategic Partners mutual fund chosen by the Director. Payment of the interest so accrued is also deferredand becomes payable at the option of the Director. A Fund's obligation to make payments of deferred Directors' fees, togetherwith interest thereon, is a general obligation of the Fund.No Fund has a retirement or pension plan for its Directors.

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Thefollowing table sets forth the aggregate compensation paid by the indicated Fund(s) for the Fund(s') most recently completedfiscal year to the Independent Directors for service on the Fund(s') Board, and the Board of any other investment companyin the Fund Complex for the most recently completed calendar year.Directors and officers who are "interested persons" ofthe Fund(s) (as defined in the Investment Company Act of 1940, as amended (the 1940 Act)) do not receive compensation fromthe Fund Complex and therefore are not shown in the following table.

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Compensation Received by Independent Directors
Name***	Aggregate Fiscal Year Compensation from Fund	Pension or Retirement Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex for Most Recent Calendar Year
Linda W. Bynoe**	$1,970	None	None	$180,000 (33/59)*
David E.A. Carson	1,950	None	None	$191,000 (37/63)*
Robert E. La Blanc	1,880	None	None	$174,000 (35/61)*
Douglas H. McCorkindale**	1,870	None	None	$173,000 (33/59)*
Richard A. Redeker	1,990	None	None	$184,000 (34/60)*
Robin B. Smith**	2,000	None	None	$194,000 (35/61)*
Stephen G. Stoneburn**	1,910	None	None	$180,000 (35/61)*
Clay T. Whitehead	1,900	None	None	$179,000 (35/61)*
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Explanatory Notes to Director Compensation Table

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*Showsnumber of funds/portfolios in existence as of the most recently completed calendar year, excluding funds that havemerged into another fund or liquidated during the year.
**Although the last column shows the total amount paid to Directors from the PI-managed funds during the most recently completedcalendar year, such compensation was deferred at the request of certain Directors, in total, or in part, under the Fund'sdeferred fee agreement. The earnings in 2007 on amounts deferred through the end of the most recently completed calendar yearamounted to $38,576, $205,386, $49,202 and $431,766 for Ms. Bynoe, and Messrs. McCorkindale and Stoneburn and Ms. Smith, respectively.
***Directors and officers who are "interested persons" of the Fund(s) (as defined in the 1940 Act) do not receive compensationfrom the Fund(s) and therefore are not shown in the compensation table.

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Board Committees. The Board of Directors (the Board) has established three standing committees in connection with governance of each Fund—Audit,Nominating and Governance, and Investment. Information on the membership of each standing committee and its functions is setforth below.

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AuditCommittee. The Audit Committee consists of Messrs. Carson (Chair), La Blanc and Whitehead and Ms. Smith (ex-officio).The Board has determined that each member of the Audit Committee is not an "interested person" as defined in the 1940 Act.The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund(s)' independent registered publicaccounting firm, accounting policies and procedures and other areas relating to the Fund(s)' auditing processes. The AuditCommittee is

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Dryden Short-Term Bond Fund, Inc. 10

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responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registeredpublic accounting firm directly to the Fund(s). The Audit Committee is also responsible for pre-approving permitted non-auditservices to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a controlrelationship with the Manager that provides ongoing services to the Funds, provided that the engagement of the independentregistered public accounting firm relates directly to the operation and financial reporting of the Fund(s). The scope of theAudit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accountingand internal control and the independent registered public accounting firm's responsibility to plan and carry out an auditin accordance with the standards of the Public Company Accounting Oversight Board (United States). The number of Audit Committeemeetings held during the indicated Fund(s') most recently completed fiscal year is set forth in the table below.

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Nominatingand Governance Committee. The Nominating and Governance Committee of the Board is responsible for nominating Directorsand making recommendations to the Board concerning Board composition, committee structure and governance, director education,and governance practices. The members of the Nominating and Governance Committee are Mr. Redeker (Chair), Mr. McCorkindale,Mr. Stoneburn and Ms. Smith (ex-officio). The Board has determined that each member of the Nominating and Governance Committeeis not an "interested person" as defined in the 1940 Act. The number of Nominating and Governance Committee meetings heldduring the indicated Fund(s') most recently completed fiscal year is set forth in the table below. The Nominating and GovernanceCommittee Charter is available on the Fund's website.

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JennisonDrydenand Target Investment Committees. In September 2005, the Board of each Fund in the Prudential retail mutualfunds complex formed joint committees to review the performance of each Fund in the fund complex. The JennisonDryden InvestmentCommittee reviews the performance of each Fund whose subadvisers are affiliates of the Manager, while the Target InvestmentCommittee reviews the performance of funds whose subadvisers are not affiliates of the Manager. Each Committee meets at leastfour times per year and reports the results of its review to the full Board of each Fund at each regularly scheduled Boardmeeting. Every Independent Director sits on one of the two Committees. The JennisonDryden Investment Committee consists ofMses. Bynoe (Chair) and Rice and Messrs. Carson, Stoneburn and Whitehead. The Target Investment Committee consists of Messrs.La Blanc, Gunia, McCorkindale (Chair) and Redeker and Ms. Smith (ex-officio).

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Selection of Director Nominees. The Nominating and Governance Committee is responsible for considering director nominees for Directors at such times asit considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by businessand personal contacts of current Board members, and by executive search firms which the Committee may engage from time totime and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific,minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committeeconsiders, among other things, an individual's background, skills, and experience; whether the individual is an "interestedperson" as defined in the 1940 Act; and whether the individual would be deemed an "audit committee financial expert" withinthe meaning of applicable Securities and Exchange Commission (the Commission) rules. The Nominating and Governance Committeealso considers whether the individual's background, skills, and experience will complement the background, skills, and experienceof other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominatingand Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

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Ashareholder who wishes to recommend a director for nomination should submit his or her recommendation in writing to theChair of the Board (Robin Smith) or the Chair of the Nominating and Governance Committee (Richard Redeker), in either casein care of the specified Fund(s), at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077.At a minimum, the recommendation should include: the name, address and business, educational and/or other pertinent backgroundof the person being recommended; a statement concerning whether the person is an "interested person" as defined in the 1940Act; any other information that the Fund would be required to include in a proxy statement concerning the person if he orshe was nominated; and the name and address of the person submitting the recommendation, together with the number of Fundshares held by such person and the period for which the shares have been held. The recommendation also can include any additionalinformation which the person submitting it believes would assist the Nominating and Governance Committee in evaluating therecommendation.

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Shareholdersshould note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of eachFund's investment adviser) would be deemed an "interested person" under the 1940 Act. In addition, certain other relationshipswith Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counselmay cause a person to be deemed an "interested person." Before the Nominating and Governance Committee decides to nominatean individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition,the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which mustbe disclosed

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11

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under Commission and stock exchange rules and to determine whether the individual is subject to any statutory disqualificationfrom serving on the board of a registered investment company.

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Board Committee Meetings (for most recently completed fiscal year)
	Audit Committee	Nominating & Governance Committee	JennisonDryden Investment Committee
	4	5	4
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Share Ownership. Information relating to each Director's Fund share ownership and in all registered funds in the PI-advised funds that areoverseen by the respective Director as of the most recently completed calendar year is set forth in the chart below.

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Director Share Ownership: Independent Directors
Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Fund Complex
Linda W. Bynoe	None	Over $100,000
David E.A. Carson	None	Over $100,000
Robert E. La Blanc	None	Over $100,000
Douglas H. McCorkindale	None	Over $100,000
Richard A. Redeker	None	Over $100,000
Robin B. Smith	None	Over $100,000
Stephen G. Stoneburn	None	Over $100,000
Clay T. Whitehead	None	Over $100,000
Director Share Ownership: Interested Directors
Judy A. Rice	None	Over $100,000
Robert F. Gunia	None	Over $100,000
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None of the Independent Directors, or any member of his/her immediate family, owned beneficially or of record any securitiesin an investment adviser or principal underwriter of the Fund(s) or a person (other than a registered investment company)directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriterof the Fund(s) as of the most recently completed calendar year.

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Shareholder Communications with the Board of Directors.Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, c/o the Fund, GatewayCenter Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077. Shareholders can communicate directly with anindividual Director by writing to that Director, c/o the Fund, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey07102-4077. Such communications to the Board or individual Directors are not screened before being delivered to the addressee.

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MANAGEMENT & ADVISORY ARRANGEMENTS

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Manager.The Manager of the/each Fund is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street,Newark, NJ 07102. PI serves as manager to all of the other investment companies that, together with the Fund(s), comprisethe JennisonDryden and Strategic Partners mutual funds. See "How the Fund is Managed—Manager" in the Prospectus. As of December31, 2007, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, andas administrator to closed-end investment companies, with aggregate assets of approximately $121.1 billion.

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PIis a wholly-owned subsidiary of PIFM Holdco LLC, which is a wholly-owned subsidiary of Prudential Asset Management HoldingCompany LLC, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). Prudential Mutual Fund ServicesLLC (PMFS or the Transfer Agent), an affiliate of PI, serves as the transfer agent and dividend distribution agent for theJennisonDryden and Strategic Partners mutual funds and, in addition, provides customer service, record keeping and managementand administrative services to qualified plans.

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Pursuantto a Management Agreement with the Fund(s) (the Management Agreement), PI, subject to the supervision of the Fund(s')Board and in conformity with the stated policies of the Fund(s), manages both the investment operations of each Fund and thecomposition of the Fund(s') portfolio, including the purchase, retention, disposition and loan of securities and other assets.In connection therewith, PI is obligated to keep certain books and records of each Fund. PI is authorized to enter into subadvisoryagreements for investment advisory services in connection with the management of each Fund. PI will continue to have responsibilityfor all investment advisory services performed pursuant to any such subadvisory agreements. PI will review the performanceof the

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Dryden Short-Term Bond Fund, Inc. 12

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investment subadviser(s) and make recommendations to the Board with respect to the retention of investment subadvisers andthe renewal of contracts. PI also administers each Fund's corporate affairs and, in connection therewith, furnishes each Fundwith office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by eachFund's custodian (the Custodian) and PMFS. The management services of PI to each Fund are not exclusive under the terms ofthe Management Agreement and PI is free to, and does, render management services to others.

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PImay from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expensesof a Fund. Fee waivers and subsidies will increase a Fund's total return.These voluntary waivers may be terminated at anytime without notice.

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Inconnection with its management of the corporate affairs of each Fund, PI bears the following expenses:

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  the salaries and expenses of all of its and each Fund's personnel except the fees and expenses of Independent Directors;

  all expenses incurred by the Manager or a Fund in connection with managing the ordinary course of a Fund's business, other than those assumed by a Fund as described below; and

  the fees, costs and expenses payable to any investment subadviser(s) pursuant to a Subadvisory Agreement(s) between PI and such investment subadviser(s).

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Underthe terms of the Management Agreement, each Fund is responsible for the payment of the following expenses:

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  the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund's assets payable to the Manager;

  the fees and expenses of Independent Directors;

  the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares;

  the charges and expenses of the Fund's legal counsel and independent auditors;

  brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities (and futures, if applicable) transactions;

  all taxes and corporate fees payable by the Fund to governmental agencies;

  the fees of any trade associations of which the Fund may be a member;

  the cost of share certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Fund;

  the cost of fidelity, directors and officers and errors and omissions insurance;

  the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission and paying notice filing fees under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes;

  allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports and notices to shareholders; and

  litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and distribution and service (12b-1) fees.

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TheManagement Agreement provides that PI will not be liable for any error of judgment by PI or for any loss suffered by aFund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciaryduty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to theperiod and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faithor gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automaticallyif assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either PI or a Fund by the Boardor vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) upon not more than 60days nor less than 30 days written notice. The Management Agreement will continue in effect for a period more than twoyears from the date of execution only so long as such continuance is specifically approved at least annually in accordancewith the requirements of the 1940 Act.

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Feespayable under the Management Agreement are computed daily and paid monthly. The table below sets forth the applicablefee rate and the management fees received by PI from the indicated Fund(s) for the indicated fiscal years.

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Management Fees Paid by the Fund
	Fee Rate	2007	2006	2005
	.40 of 1% of average daily net assets	$1,039,229	$1,225,863	$1,469,335
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Subadviser(s).PI has entered into a Subadvisory Agreement with the investment subadviser (Subadviser(s)) named in the table below. TheSubadvisory Agreement(s) provides that the Subadviser(s) will furnish investment advisory services in connection with themanagement of each Fund. In connection therewith, the Subadviser(s) is obligated to keep certain books and records of theFund.

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13

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Under the Subadvisory Agreement(s), the Subadviser(s), subject to the supervision of PI, is responsible for managing theassets of a Fund in accordance with the Fund's investment objectives, investment program and policies. The Subadviser(s) determineswhat securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluatingfinancial data relevant to the Fund. PI continues to have responsibility for all investment advisory services pursuant tothe Management Agreement and supervises the Subadviser's performance of such services.

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Asdiscussed in the Prospectus, PI employs the Subadviser(s) under a "manager of managers" structure that allows PI to replacethe Subadviser(s) or amend a Subadvisory Agreement(s) without seeking shareholder approval.The Subadvisory Agreement(s)provide that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of theManagement Agreement.The Subadvisory Agreement(s) may be terminated by a Fund, PI, or the Subadviser(s) upon not more than60 days', nor less than 30 days', written notice.The Subadvisory Agreement(s) provides that it will continue in effect fora period of not more than two years from its execution only so long as such continuance is specifically approved at leastannually in accordance with the requirements of the 1940 Act.

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Thetable below sets forth the applicable fee rate(s) and the approximate subadvisory fees received by the Subadviser(s) fromPI for the indicated fiscal years:

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Subadvisory Fees Paid by PI
	Fee Rate	2007	2006	2005
	.20 of 1% of average daily net assets	$519,615	$612,931	$734,647
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Additional Information About the Portfolio Managers — Other Accounts and Fund Ownership.The following table sets forth information about the indicated Fund(s) and accounts other than the Fund(s) for which theFund(s') portfolio managers are primarily responsible for the day-to-day portfolio management as of the Fund(s') most recentlycompleted fiscal year. The table shows, for each portfolio manager, the number of accounts managed and the total assets insuch accounts, within each of the following categories: registered investment companies, other pooled investment vehicles,and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performanceis indicated in italics typeface. The table also sets forth the dollar range of equity securities of the Fund(s) beneficially owned by the portfolio managersas of the Fund(s') most recently completed fiscal year.

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Portfolio Managers: Information About Other Accounts
Fund Name Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles*	Other Accounts**	Fund Ownership
Dryden Short-Term Corporate Bond Fund Subadviser: PIM	Steven Kellner, CFA	2/$391,705M	4/$650,446M 1/$765,320	10/$5,542,061B 2/$671,628	None
	Malcolm Dalrymple	3/$530,983M	9/$701,854M	13/$2,421,592B	None
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Note to Portfolio Managers: Information About Other Accounts Table:
* "Other Pooled Investment Vehicles" includes commingled insurance company separate accounts, commingled trust funds, non-U.S. mutual funds, and collateralized debt obligation vehicles.
** "Other Accounts" includes single client accounts, managed accounts, and non-commingled, affiliated insurance accounts.

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Additional Information About the Portfolio Managers — Compensation and Conflicts of Interest. Set forth below, for each portfolio manager, is an explanation of the structure of, and methods used to determine, portfoliomanager compensation.Also set forth below, for each portfolio manager, is an explanation of any material conflicts of interestthat may arise between a portfolio manager's management of a Fund's investments and investments in other accounts.

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Prudential Investment Management, Inc.
Compensation

PIM Fixed Income seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investmentprofessionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionalswith that of its clients and overall firm results. PIM Fixed Income's investment professionals are compensated through a combinationof base salary, a performance-based annual cash incentive bonus and a long-term incentive grant. The long-term incentive grantis generally divided between restricted stock of Prudential Financial, providing investment professionals with an ownershipstake, and interests in a phantom stock plan pursuant to which investment professionals are compensated based upon the three-yeargrowth of certain portions of PIM Fixed Income's asset management business. Investment professionals are all covered by

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Dryden Short-Term Bond Fund, Inc. 14

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the same general compensation structure although they manage multiple accounts. All investment compensation is paid by theinvestment adviser and not from any assets of the investment company or other managed accounts.

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Thesalary component is based on market data relative to similar positions within the industry as well as the past performance,experience and responsibility of the individual. Investment professionals' annual cash bonus is paid from an annual incentivepool. The size of the annual incentive pool is determined quantitatively based on three factors:

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1)Investment performance (pre-tax) of all portfolios managed by PIM-Fixed Income, in the aggregate, which affect the sizeof the annual incentive pool. Performance of the portfolios is judged versus the benchmarks against which each of the portfoliosis managed or versus the performance of appropriate market peer groups. These portfolios are managed utilizing a variety ofstrategies and against benchmarks appropriate for each portfolio, 2) PIM Fixed Income's business results as measured by financialindicators such as revenue growth, operating income growth and return on required equity, and 3) market-based data indicatingtrends and levels of overall compensation in the asset management industry in a given year.

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Aportfolio manager's long-term incentive grant of phantom stock units and restricted Prudential Financial stock is basedon market data relative to similar positions within the industry as well as the past performance, experience and responsibilityof the individual. The value of the phantom stock units will reflect the three-year growth of certain portions of PIM FixedIncome's asset management business but will exclude from this calculation the growth of PI-managed mutual funds.

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PIMFixed Income regularly benchmarks its compensation program against leading asset management firms in the industry to monitorcompetitiveness. Each investment professional's incentive compensation payment, including the annual bonus and long-term incentivegrant from the incentive pool, is primarily determined by how significantly he or she contributes to delivering investmentperformance to clients consistent with portfolio objectives, guidelines, and risk parameters, as well as the individual'squalitative contributions to the organization.

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Forexample, the performance of the Dryden Short-Term Corporate Bond Fund was judged versus the Lipper Short / IntermediateInvestment-Grade Debt Funds Average and the Dryden Ultra Short Bond Fund was judged versus Lipper Ultra-Short ObligationsFundsCategory as part of this process.

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Conflicts of Interest

PIM is an indirect, wholly-owned subsidiary of Prudential Financial. PIM is part of a full scale global financial servicesorganization, affiliated with insurance companies, investment advisers and broker-dealers. PIM's portfolio managers are oftenresponsible for managing multiple accounts, including accounts of affiliates, institutional accounts, mutual funds, insurancecompany separate accounts and various pooled investment vehicles, such as commingled trust funds and unregistered funds. Theseaffiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. PIM aims to conductitself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients includingthe Fund.

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Aportion of PIM Fixed Income's long-term incentive grant includes phantom stock units, the value of which reflects the three-yeargrowth of certain portions of PIM Fixed Income's asset management business. The calculation of growth does not include thegrowth of PI-managed mutual funds. A portfolio manager may face a conflict of interest given that a piece of his or her long-termcompensation is not affected by the growth of PI-managed mutual funds, including this fund. A portfolio manager's compensationmay be affected as discussed above by the performance of the mutual funds he or she manages.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocationof investment opportunities, the aggregation and allocation of trades and cross trading. PIM has developed policies and proceduresdesigned to address these potential conflicts of interest.

There may be restrictions imposed by la regulation or contract regarding how much, if any, of a particular security PIMmay purchase or sell on behalf of the Fund, and as to the timing of such purchase or sale. Such restrictions may come intoplay as a result of PIM's relationship with Prudential Financial and its other affiliates. The Fund may be prohibited fromengaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliatedtransactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent directors ofthe Fund.

PIM may come into possession of material, non-public information with respect to a particular issuer and as a result be unableto execute purchase or sale transactions in securities of such issuer for the Fund. This can occur particularly with respectto fixed income investments because PIM has a bank loan unit that often invests in private loans that require the issuer toprovide material, non-public information. PIM generally is able to avoid certain other potential conflicts due to the possessionof material, non-public

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15

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information by maintaining information barriers to prevent the transfer of this information between units of PIM as wellas between affiliates and PIM. Additionally, in an effort to avoid potential conflicts of interest, PIM's fixed income unithas procedures in place to carefully consider whether or not to accept material, non-public information with respect to certainissuers, where appropriate.

Certain affiliates of PIM develop and may publish credit research that is independent from the research developed withinPIM. PIM may hold different opinions on the investment merits of a given security, issuer or industry such that PIM may bepurchasing or holding a security for the Fund and an affiliated entity may be selling or recommending a sale of the same securityor other securities of the issuer. Conversely, PIM may be selling a security for the Fund and an affiliated entity may bepurchasing or recommending a buy of the same security or other securities of the same issuer. In addition, PIM's affiliatedbroker-dealers or investment advisers may be executing transactions in the market in the same securities as the Fund at thesame time.

PIM may cause securities transactions to be executed for the Fund concurrently with authorizations to purchase or sell thesame securities for other accounts managed by PIM, including proprietary accounts or accounts of affiliates. In these instances,the executions of purchases or sales, where possible, are allocated equitably among the various accounts (including the Fund).

PIM may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that arepurchased or sold for the Fund, at prices which may be different. In addition, PIM may, at any time, execute trades of securitiesof the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account,including the Fund, due to differences in investment strategy or client direction.

The fees charged to advisory clients by PIM may differ depending upon a number of factors including, but not limited to,the unit providing the advisory services, the particular strategy, the size of a portfolio being managed, the relationshipwith the client, the origination and service requirements and the asset class involved. Fees may also differ based on accounttype (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned lifeinsurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higherfee than another client. Fees paid by certain clients may also be higher due to performance based fees which increase basedon the performance of a portfolio above an established benchmark.

Large clients generate more revenue for PIM than do smaller accounts. A portfolio manager may be faced with a conflict ofinterest when allocating scarce investment opportunities given the benefit to PIM of favoring accounts that pay a higher feeor generate more income for PIM. To address this conflict of interest, PIM has adopted allocation policies as well as supervisoryprocedures that are intended to fairly allocate investment opportunities among competing client accounts.

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PIMand its affiliates manage certain funds, including hedge funds, that are subject to incentive compensation on a side-by-sidebasis with other accounts including the Fund.PIM and/or certain of its affiliates may have an interest in such funds. PIMand its affiliates have implemented policies and procedures to address potential conflicts of interest arising out of suchside-by-side management.

For example, the accounts may at times be precluded from taking positions over-weighted versus an index in securities andother instruments in which one or more of the funds hold short positions. Lending, borrowing and other financing opportunitieswith respect to securities for which the market is paying a premium rate over normal market rates and for which there maybe limited additional demand will be allocated to the accounts prior to allocating the opportunities to such funds.

Conflicts of interest may also arise regarding proxy voting. A committe of senior business representatives together withrelevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxyvoting.

Prudential Financial and the general account of The Prudential Insurance Company of America ("PICA") may at times have variouslevels of financial or other interests in companies whose securities may be purchased or sold in PIM's client accounts, includingthe Fund. These financial interests may at any time be in potential or actual conflict or may be inconsistent with positionsheld or actions taken by PIM on behalf of the Fund. These interests can include loan servicing, debt or equity financing,services related to advising on merger and acquisition issues, strategic corporate relationships or investments and the offeringof investment advice in various forms. Thus PIM may invest Fund assets in the securities of companies with which PIM or anaffiliate of PIM has a financial relationship, including investment in the securities of companies that are advisory clientsof PIM.

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OTHER SERVICE PROVIDERS

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Custodian.The Bank of New York Mellon Corp. (BNY), One Wall Street, New York, New York 10286,serves as Custodian for the Fund(s')portfolio securities and cash, and in that capacity, maintains certain financial accounting books and records pursuant toan agreement with each Fund.Subcustodians provide custodial services for any foreign assets held outside the United States.

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Dryden Short-Term Bond Fund, Inc. 16

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Transfer Agent.Prudential Mutual Fund Services LLC (PMFS), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, servesas the transfer and dividend disbursing agent of the/each Fund.PMFS is an affiliate of PI.PMFS provides customary transferagency services to each Fund, including the handling of shareholder communications, the processing of shareholder transactions,the maintenance of shareholder account records, the payment of dividends and distributions, and related functions.For theseservices, PMFS receives compensation from the Funds and is reimbursed for its sub-transfer agent expenses which include anannual fee per shareholder account, a monthly inactive account fee per shareholder account and its out-of-pocket expenses;including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

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TheBoard appointed PFPC Inc. (PFPC) as sub-transfer agent to the Fund. PMFS has contracted with PFPC Inc., 301 Bellevue Parkway,Wilmington, Delaware 19809, to provide certain administrative functions to the Transfer Agent. PMFS will compensate PFPC Inc.for such services.

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Forthe most recently completed fiscal year, the Fund(s) incurred the following approximate fees for services provided byPMFS:

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Fees Paid to PMFS
Amount
Dryden Short-Term Corporate Bond Fund	$143,200
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Independent Registered Public Accounting Firm.KPMG LLP, 345 Park Avenue, New York, New York 10154, served as the independent registered public accounting firm for thefiscal years ended December 31, 2007, 2006, 2005 and 2004, and in that capacity will audit the annual financial statementsfor the next fiscal year.Other accountants previously served as the independent registered public accounting firm for theFund.

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INFORMATION ON SALES CHARGES & DISTRIBUTION-RELATED EXPENSES

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Distributor.Prudential Investment Management Services LLC (the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, NewJersey 07102-4077, acts as the distributor of the shares of the Fund. The Distributor is a subsidiary of Prudential.

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Pursuantto separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan and the ClassR Plan, collectively, the Plans) adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act and a distribution agreement(the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B,Class CandClass R shares. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the DistributionAgreement, none of which are reimbursed or paid for by the Fund.

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TheClass A Plan, Class B Plan, Class C Plan, and Class R Plan are hereafter collectively referred to as the "Plans."

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Theexpenses incurred under the Plans include commissions and account servicing fees paid to, or on account of brokers orfinancial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printingand mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the saleof Fund shares, including lease, utility, communications and sales promotion expenses.

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Underthe Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for itsdistribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceedits distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expensesare less than such distribution and service fees, it will retain its full fees and realize a profit.

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Thedistribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in considerationfor the distribution, marketing, administrative and other services and activities provided by brokers with respect to thepromotion of the sale of Fund shares and the maintenance of related shareholder accounts.

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Distributionexpenses attributable to the sale of Class A, Class B Class C, and Class R shares of the Fund are allocated toeach such class based upon the ratio of sales of each such class to the combined sales of Class A, Class B, Class C, and ClassR shares of the Fund, other than expenses allocable to a particular class. The distribution fee and sales charge of one classwill not be used to subsidize the sale of another class.

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ThePlans continue in effect from year to year, provided that each such continuance is approved at least annually by a voteof the Board, including a majority vote of the Directors who are not interested persons of the Fund and who have no director indirect financial interest in the Plans or in any agreement related to the Plans (the Rule 12b-1 Directors), cast in personat a meeting called

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17

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for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majorityof the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable classof the Fund on not more than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increasematerially the amounts to be spent for the services described therein without approval by the shareholders of the applicableclass, and all material amendments are required to be approved by the Board in the manner described above. Each Plan willautomatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurredunder any Plan if it is terminated or not continued.

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Pursuantto each Plan, the Board will review at least quarterly a written report of the distribution expenses incurred onbehalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distributionexpenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nominationof Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

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Pursuantto the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicablelaw against certain liabilities under federal securities laws.

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Inaddition to distribution and service fees paid by the Fund under the Plans, the Manager (or one of its affiliates) maymake payments out of its own resources to dealers and other persons which distribute shares of a Fund (including Class Z shares).Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

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Class A Sales Charge and Distribution Expense Information. Under the Class A Plan, a Fund may pay the Distributor for its distribution-related activities with respect to Class A sharesat an annual rate of .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) .25of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenanceof shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed.30 of 1% of the average daily net assets of the Class A shares.The Prospectus discusses any contractual or voluntary feewaivers that may be in effect.In addition, if you purchase $1 million or more of Class A shares, although you are not subjectto an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase (the CDSC is waivedfor purchase by certain retirement and/or benefit plans).

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Forthe most recently completed fiscal year, the Distributor received payments under the Class A Plan.These amounts wereexpended primarily for payments of account servicing fees to financial advisers and other persons who sell Class A shares.For the most recently completed fiscal year, the Distributor also receivedinitial sales charges.The amounts received bythe Distributor are detailed in the table below.

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Class B and Class C Sales Charge and Distribution Expense Information. Under the Class B and Class C Plans, a Fund may pay the Distributor for its distribution-related activities with respectto Class B and Class C shares at an annual rate of 1% of the average daily net assets of each of the Class B and Class C shares.The Class B and Class C Plans provide that (1) .25 of 1% of the average daily net assets of the shares may be paid as a servicefee and (2) .75 of 1% (not including the service fee) of the average daily net assets of the shares (asset based sales charge)may be paid for distribution-related expenses with respect to the Class B shares. The service fee (.25 of 1% of average dailynet assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Prospectus discusses anyvoluntary or contractual fee waivers that may be in effect.The Distributor also receives contingent deferred sales chargesfrom certain redeeming shareholders.

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Forthe most recently completed fiscal year, the Distributor received payments under the Class B and C Plans. These amountswere expended primarily for payments of account servicing fees to financial advisers and other persons who sell Class B andC shares.For the most recently completed fiscal year, the Distributor also received the proceeds of contingent deferredsales charges paid by shareholders upon certain redemptions of Class B and Class C shares. The amounts received and spentby the Distributor are detailed in the table below.

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Class R Sales Charge and Distribution Expense Information. Under the Class R Plan, the Fund may pay the Distributor for its distribution-related expenses with respect to Class R sharesat an annual rate of up to .75 of 1% of the average daily net assets of the Class R shares. The Class R Plan provides that(1) up to .25 of 1% of the average daily net assets of the Class R shares may be used as a service fee and (2) total distributionfees (including the service fee of .25 of 1%) may not exceed .75 of 1% of the average daily net assets of the Class R shares.The Prospectus discusses any contractual or voluntary fee waivers that may be in effect.

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Payments Received by the Distributor
$ Amount Received
Class A Distribution and service (12b-1) fees	409,547
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Dryden Short-Term Bond Fund, Inc. 18

Class A Initial Sales Charges	40,100
Class B Distribution and service (12b-1) fees	208,032
Class B Contingent Deferred Sales Charges (CDSC's)	17,500
Class C Distribution and service (12b-1) fees	186,129
Class C Contingent Deferred Sales Charges	1,600
Class R Distribution and service (12b-1) fees	573
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For the most recently completed fiscal period, the Distributor spent approximately the following amounts on behalf of theindicated Fund:

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Amounts Spent by Distributor
	Printing & Mailing Prospectuses to Other than Current Shareholders	Compensation to Broker/Dealers for Commissions to Representatives and Other Expenses*	Overhead Costs**	Total Amount Spent by Distributor
Class B	920	57,843	5,725	64,488
Class C	687	177,369	6,697	184,753
Class R	1	572	32	605
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* Includes amounts paid to affiliated broker/dealers.
**Including lease, utility and sales promotionexpenses.

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Fee Waivers and Subsidies. PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expensesof the Fund. In addition, the Distributor may from time to time waive a portion of its distribution and service (12b-1) feesas described in the Prospectus. Fee waivers and subsidies will increase a Fund's total return.

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Payments to Financial Services Firms. As described in the Prospectus, the Manager, Distributor or their affiliates have entered into revenue sharing or othersimilar arrangements with financial services firms, including affiliates of the Manager. These revenue sharing arrangementsare intended to promote the sale of Fund shares or to compensate the financial services firms for marketing or marketing supportactivities in connection with the sale of Fund shares.

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Thelist below includes the names of the firms (or their affiliated broker/dealers) that received from the Distributor revenuesharing payments of more than $10,000 in calendar year 2007 for marketing and product support of the Fund and other JennisonDrydenand/or Strategic Partners funds as described above.

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ACSHR Solutions (formerly Mellon HR Solutions)
Alerus Retirement Solutions (formerly Acclaim Benefits-Retirement Services, Stanton Group)
Associated Securities Corp.
BISYS Retirement Services, Inc.
Citigroup Global Markets, Inc. (Smith Barney)
CitiStreet LLC
ExpertPlan, Inc.
Fidelity Investments Institutional Operations Company, Inc. (Fidelity Management Trust Co.)
FINANCIAL NETWORK INVESTMENT CORPORATION
GWFS Equities, Inc.
ING FINANCIAL PARTNERS, INC
J.P. Morgan Retirement Plan Services
John Hancock Life Insurance Company (formerly The Manufacturers Life Insurance Company U.S.A.)
Linsco/Private Ledger Corp. (LPL Financial Services)
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Mid Atlantic Capital Corp. (SunGard Institutional Brokerage Inc.)
Morgan Stanley DW Inc.
MSCS Financial Services LLC
MULTI-FINANCIAL SECURITIES CORPORATION
Mutual Services Corp.
Nationwide Financial Services, Inc.
Newport Retirement Plan Services, Inc. (formerly Ceridian Retirement Plan Services)
NYLIFE Distributors LLC
PRIMEVEST FINANCIAL SERVICES INC.
Princeton Retirement Group, Inc.

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Principal Life Insurance Company
Pruco Securities LLC
Raymond James Financial Services, Inc.
T. Rowe Price Retirement Plan Services, Inc.
The Vanguard Group, Inc.
TruSource, a division of Union Bank of California NA
UBS Financial Services, Inc.
Wachovia Bank, N.A.
Wachovia Securities LLC

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COMPUTATION OF OFFERING PRICE PER SHARE

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Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at the maximuminitial sales charge indicated below, and all other share classes are sold at NAV. Using the NAV of the Fund as of the mostrecently completed fiscal year, the maximum offering prices of Fund shares are as follows:

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Offering Price Per Share
Class A
NAV and redemption price per Class A share	$10.88
Maximum initial sales charge	.37
Maximum offering price to public	11.25
Class B
NAV, offering price and redemption price per Class B share	10.88
Class C
NAV, offering price and redemption price per Class C share	10.88
Class R
NAV, offering price and redemption price per Class R share	10.88
Class Z
NAV, offering price and redemption price per Class Z share	10.91
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Explanatory Notes to Table:

Class A, Class B and Class C shares are subject to a contingent deferred sales charge (CDSC) on certain redemptions.See"How to Buy, Sell and Exchange Shares of the Fund — How to Sell YourShares — Contingent Deferred Sales Charge" in the Prospectus.

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PORTFOLIO TRANSACTIONS & BROKERAGE

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EachFund has adopted a policy pursuant to which the Fund and its Manager, Subadviser(s) and principal underwriter are prohibitedfrom directly or indirectly compensating a broker-dealer for promoting or selling Fund shares by directing brokerage transactionsto that broker. Each Fund has adopted procedures for the purpose of deterring and detecting any violations of the policy.The policy permits a Fund, the Manager and the Subadviser(s) to use selling brokers to execute transactions in portfolio securitiesso long as the selection of such selling brokers is the result of a decision that executing such transactions is in the bestinterest of a Fund and is not influenced by considerations about the sale of Fund shares.

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TheManager is responsible for decisions to buy and sell securities, futures contracts and options on such securities andfutures for each Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and thenegotiation of brokerage commissions, if any. On a national securities exchange, broker-dealers may receive negotiated brokeragecommissions on Fund portfolio transactions, including options, futures, and options on futures transactions and the purchaseand sale of underlying securities upon the exercise of options. On a foreign securities exchange, commissions may be fixed.For purposes of this section, the term "Manager" includes the Subadviser. Orders may be directed to any broker or futurescommission merchant including, to the extent and in the manner permitted by applicable laws, Wachovia Securities and its affiliates,Prudential Equity Group LLC ("Prudential Equity") and its affiliates or one of the investmen adviser's affiliates (an affiliatedbroker). Brokerage commissions on U.S. securities, options and futures exchanges or boards of trade are subject to negotiationbetween the Manager and the broker or futures commission merchant.

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Inthe over-the-counter market (OTC), securities are generally traded on a "net" basis with dealers acting as principal fortheir own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.In underwrittenofferings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter,generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S.Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid.Each Fund will not deal with an affiliated broker in any transaction in which an affiliated broker acts as principal exceptin accordance with the rules of the

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Dryden Short-Term Bond Fund, Inc. 20

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Commission. Thus, it will not deal in the OTC market with Wachovia Securities or Prudential Equity acting as market maker,and it will not execute a negotiated trade with an affiliated broker if execution involves Wachovia Securities or PrudentialEquity acting as principal with respect to any part of the Fund's order.

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Inplacing orders for portfolio securities of the Fund, the Manager's overriding objective is to obtain the best possiblecombination of favorable price and efficient execution. The Manager seeks to effect such transaction at a price and commissionthat provides the most favorable total cost of proceeds reasonably attainable in the circumstances. The factors that the Managermay consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge ofnegotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction;the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particulartransaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of researchand research related services provided through such firms; the Manager's knowledge of th financial stability of the firms;the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that wouldbe contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of thatwhich another firm might have charged for effecting the same transaction.

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Whenthe Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken intoconsideration are whether that firm has furnished research and research-related products and/or services, such as researchreports, research compilations, statistical and economic data, computer databases, quotation equipment and services, research-orientedcomputer software and services, reports concerning the performance of accounts, valuations of securities, investment relatedperiodicals, investment seminars and other economic services and consultations. Such services are used in connection withsome or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactionsfor one investment account, may be used in managing other accounts, and not all of these services may be used in connectionwith the Fund. The Manager maintains an internal allocation procedure to identify those firms who have provided it with researchand research-related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissionsto them to ensure the continued receipt of those services that the Manager believes provide a benefit to the Fund and itsother clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of thetype of service provided and the price and execution of the related portfolio transactions.

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Whenthe Manager deems the purchase or sale of equities to be in the best interests of the Fund or its other clients, includingPrudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorableprice or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as theexpenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistentwith its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewedperiodically by the Fund's Board of Directors. Portfolio securities may not be purchased from any underwriting or sellingsyndicate of which Wachovia Securities or any affiliate, during the existence of the syndicate, is a principal underwriter(as defined in the 1940 Act), except in accordance with rules of the Commission. This limitati in the opinion of the Fund,will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in othercircumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectivesbut not subject to such limitations.

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Subjectto the above considerations, Wachovia Securities and Prudential Equity may act as a broker or futures commission merchantfor the Fund. In order for an affiliate of the investment adviser or Wachovia Securities (or an affiliate) to effect any portfoliotransactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonableand fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactionsinvolving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable periodof time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expectedto be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Directors of the Fund,including a majority of the Independent Directors, have adopted procedures which are reasonably designed to provide that anycommissions, fees or other remuneration paid to the affiliated broker (or any affiliate) are consistent with the foregoingstandard. In accordance with Section
11(a) of the Securities Exchange Act of 1934, as amended, Wachovia Securities and Prudential Equity may not retain compensationfor effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retentionof such compensation. Wachovia Securities must furnish to the Fund at least annually a statement setting forth the total amountof all compensation retained by Wachovia Securities and Prudential Equity from transactions effected for the Fund during theapplicable period. Brokerage transactions with an affiliated broker are also subject to such fiduciary standards as may beimposed upon Wachovia Securities and Prudential Equity by applicable law.Transactions in options by the Fund will be subjectto limitations established by each of the exchanges governing the maximum number of options which may be written or held bya single investor

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or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchangesor are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Fundmay write or hold may be affected by options written or held by the Manager and other investment advisory clients of the Manager.An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain othersanctions.

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Thetable(s) below sets forth information concerning thepayment of commissions by the Fund, including the amount of suchcommissions paid to Wachovia Securities (or any affiliate) or Prudential Equity (or any affiliate) for the indicated fiscalperiods:

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Brokerage Commissions Paid by the Fund ($) (Fiscal years ended December 31)
	2007	2006	2005
Total brokerage commissions paid by the Fund	$6,032	$7,300	$5,600
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TheFund(s) is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1of the 1940 Act) and their parents as of the most recently completed fiscal period.As of the most recently completed fiscalperiod, the Fund(s) held the following securities of its regular brokers and dealers.

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Broker-Dealer Securities Holdings ($) (as of most recently completed fiscal year)
	Equity or Debt	Amount (000)
Morgan Stanley & Co., Inc.	Debt	7,202
Goldman, Sachs & Co.	Debt	6,773
Lehman Brothers, Inc.	Debt	6,550
JP Morgan Securities, Inc.	Debt	6,444
Merrill Lynch Pierce Fenner & Smith	Debt	4,387
Banc of America Securities LLC	Debt	2,777
Credit Suisse Securities (USA) LLC	Debt	1,635
Citigroup Global Markets, Inc.	Debt	1,544
Bear, Stearns & Co., Inc.	Debt	1,169
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ADDITIONAL INFORMATION

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Fund History.The Company was incorporated in Maryland on June 8, 1988. The Company initially offered only one series. On July 15, 1993,the Board of Directors of the Fund (the Board) authorized the creation of the Municipal Income Portfolio and approved thedesignation of the existing shares of the Company as shares of the Income Portfolio. At a special meeting held on July 19,1994, shareholders approved an amendment to the Company's Articles of Incorporation to change the Company name from Prudential-BacheStructured Maturity Fund, Inc. to Prudential Structured Maturity Fund, Inc. At a meeting of the Board of Directors of theFund, held on February 7, 2000, the Board of Directors approved an amendment to the Company's Articles of Incorporation tochange the Company name from Prudential Structured Maturity Fund, Inc. to Prudential Short-Term Corporate Bond Fund, Inc.At a meeting of the Board of Directors held on November 20, 2002, the Board of Directors approved an amendment to the Company'sArticles of Incorporation to change the Company name to Prudential Short-Term Bond Fund, Inc. and to rename the Income Portfolioof the Company to Prudential Short-Term Corporate Bond Fund and the Municipal Income Portfolio of the Company to PrudentialUltra Short Bond Fund. At a special meeting of the Board of Directors held on December 12, 2002, the Board of Directors approvedan amendment to the Company's Articles of Incorporation to change the name of Prudential Ultra Short Bond Fund to Dryden UltraShort Bond Fund, effective February 19, 2003. Furthermore, Articles of Amendment changing the name of the Company to DrydenShort-Term Bond Fund, Inc. and the name of Prudential Short-Term Corporate Bond Fund to Dryden Short-Term Corporate Bond Fund,were filed on June 20, 2003, effective as of July 7, 2003.

At a meeting of the Board of Directors held on June 6, 2007, the Board approved the redemption of all shares of Dryden UltraShort Bond Fund and subsequent filing of Articles of Amendment to eliminate Dryden Ultra Short Bond Fund as a series of theCompany.

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Description of Shares and Organization.The Company was incorporated in Maryland on June 8, 1988. The Company is authorized to issue 593,750,000 shares of commonstock, $.01 par value per share, divided into five classes for the Dryden Short-Term Corporate Bond Fund, designated ClassA, Class B, Class C, Class Z and Class R common stock, each of which consists of 62,500,000 shares, and divided into six classesfor the Dryden Ultra Short Bond Fund, designated Class A, Class B, Class C, Class Z, Class Y, and Class R each of which consistsof 31,250,000 authorized shares except for Class Y, which consists of 125,000,000 shares. Each class represents an interestin the same assets of the respective Fund and is identical to the other classes of said Fund in all respects except that (1)each class is subject to different (or no) sales charges and distribution and/or service fees, which may affect net assetvalue, dividends and liquidation rights, (2) each class has exclusive voting rights on any matter submitted to shareholdersthat relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which theinterests of one class differ from the interests of any other class, (3) each class has a different (or no) exchange privilegeand (4) only Class B and, with respect to Dryden Ultra Short Bond Fund, Class Y, shares have a conversion feature. Class Zshares and Class R shares, are offered exclusively

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Dryden Short-Term Bond Fund, Inc. 22

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for sale to a limited group of investors. Class B and Class C shares of Dryden Ultra Short Bond Fund are available only byexchange. In accordance with the Company's Charter, the Board may authorize the creation of additional series of common stockand classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Boardmay determine.

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TheBoard may increase or decrease the number of authorized shares without approval by the shareholders. Shares of the Company,when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder (subject to limitationsdiscussed below). Shares are also redeemable at the option of a Fund. Each share of each class of common stock of a Fund isequal as to earnings, assets and voting privileges, except as noted above, and each class (with the exception of Class Z andClass R shares, which are not subject to any distribution or service fees) bears the expenses related to the distributionof its shares. Except for the conversion feature applicable to the Class B and, with respect to Dryden Ultra Short Bond Fund,Class Y, shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each shareof common stock of a Fund is entitled to its portion of all of the Fund's assets after all deb and expenses of a Fund havebeen paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A and Class Y (with respectto Dryden Ultra Short Bond Fund) shares, the liquidation proceeds to shareholders of those classes are likely to be lowerthan to Class A, Class Y (with respect to Dryden Ultra Short Bond Fund) and Class Z shareholders, whose shares are not subjectto any distribution and/or service fees. With respect to Dryden Ultra Short Bond Fund, since Class Y shares generally bearhigher distribution expenses than Class A shares and Class Z shares, the liquidation proceeds to Class Y shareholders arelikely to be higher than to Class A and Class Z shareholders of such Fund. Neither Fund's shares have cumulative voting rightsfor the election of Directors.

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TheCompany does not intend to hold annual meetings of shareholders unless otherwise required by law. The Company will notbe required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on byshareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting uponthe written request of shareholders entitled to cast at least a majority of all votes entitled to be cast at the meeting.

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PRINCIPAL SHAREHOLDERS

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To the knowledge of the Fund, the following persons/entities owned beneficially or of record 5% or more of Fund shares asof the date indicated:

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Principal Fund Shareholders (as of February 14, 2008)
	Shareholder Name	Address	Share Class	No. of Shares/% of Class
	Morgan Stanley DW Harborside Financial Center	Plaza 2, 2nd Floor Jersey City, NJ 07311	A	6,981,975/46.6%
	Morgan Stanley DW Harborside Financial Center	Plaza 2, 2nd Floor Jersey City, NJ 07311	C	134,363/6.1%
	CitiGroup Global Markets Inc. Attn:Peter Booth	333 W. 34th St. New York, NY 10001	C	169,657/7.6%
	Prudential Investment FBO Mutual Fund Clients Attn:Ted Lockwood/Stacie Mintz	100 Mulberry St. Newark, NJ 07102	Z	1,495,944/29.2%
	Jennison Dryden Moderate Allocation Attn: Ted Lockwood/Stacie Mintz	Gateway Center 2, 4th Fl. Newark, NJ 07102	Z	1,446,417/28.2%
	Merrill Lynch Pierce Fenner & Smith FBO its Customers	4800 Deer Lake Dr. East Jacksonville, FL 32246	R	11,530/87.1%
	MG Trust Co. Custodial FBO Meland Russin & Budwick PA 401(K) PSP	700 17th St. Suite 300 Denver, CO 80202	R	1,358/10.3%
	Wachovia Securities, LLC	10700 Wheat First Drive Glen Allen, VA 23060	A	4,051,682/27.1%
	Wachovia Securities, LLC	10700 Wheat First Drive Glen Allen, VA 23060	B	825,992/58.5%
	Wachovia Securities, LLC	10700 Wheat First Drive Glen Allen, VA 23060	C	1,520,531/68.6%
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As of the date indicated, the Directors and Officers of the Fund, as a group, owned less than 1% of the outstanding commonstock of the Fund.

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FINANCIAL STATEMENTS

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The financial statements for Dryden Short-Term Bond Fund, Inc. for the fiscal year ended December 31, 2007 incorporated inthis SAI by reference to the 2007 annual report to shareholders (File No. 811-5594), have been so incorporated in relianceon the report of KPMG LLP, independent registered public accounting firm. You may obtain a copy of the annual report at nocharge by request to the Fund by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street,Newark, New Jersey 07102-4077.

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Dryden Short-Term Bond Fund, Inc. 24

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INVESTMENT RISKS AND CONSIDERATIONS

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Set forth below are descriptions of some of the types of investments and investment strategies that a Fund may use, and therisks and considerations associated with those investments and investment strategies. Please see the Prospectus and the "FundClassification, Investment Objectives and Policies" Section in Part I ofthe SAI, which sets forth each Fund's principal investmentobjective(s) and identifies certain of the non-principal investments and strategies that may be used.

Information contained in this section about the risks and considerations associated with a Fund's investments and/or investmentstrategies applies only to those Funds specifically identified in Part I of the SAI as making a type of investment or usingan investment strategy (each, a "Covered Fund"). Information that does not apply to a Covered Fund does not form a part ofthat Covered Fund's SAI and should not be relied on by investors in that Covered Fund. Only information that is clearly identifiedas applicable to a Covered Fund is considered to form a part of that Covered Fund's SAI. In this section the term "Manager"includes a Fund's subadviser.

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ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from,a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principaland interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financialinstitution unaffiliated with the entities issuing the securities. Asset-backed securities may be classified as pass-throughcertificates or collateralized obligations.

Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlyingpool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed throughto their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-throughcertificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaultsby the obligors on the underlying assets not covered by any credit support.

Asset-backed securities issued in the form of debt instruments include collateralized debt obligations ("CDOs"), which includecollateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities.CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, belowinvestment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include,among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, includingloans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrativeexpenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in riskand yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trustand serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partiallyprotected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields thantheir underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLOtranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral defaultand disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities asa class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in whicha Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under thesecurities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities; however, an activedealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associatedwith fixed income securities, CDOs carry additional risks including, but are not limited to: (i) the possibility that distributionsfrom collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral maydecline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complexstructure of the security may not be fully understood at the time of investment and may produce disputes with the issuer orunexpected investment results.

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ASSET-BASED SECURITIES. Certain Funds may invest in debt, preferred or convertible securities, the principal amount, redemption terms or conversionterms of which are related to the market price of some natural resource asset such as gold bullion. For the purposes of aFund's investment policies, these securities are referred to as "asset-based securities." A Fund will purchase only asset-basedsecurities that are rated, or are issued by issuers that have outstanding debt obligations rated investment grade (i.e., AAA,AA, A or BBB by Standard & Poor's ("S&P") or Fitch Ratings ("Fitch") or Aaa, Aa, A or Baa by Moody's Investors Service, Inc.("Moody's") or commercial paper rated A-1 by S&P or Prime-1 by Moody's) or of issuers that the Manager has determined to beof similar creditworthiness. Obligations ranked in the fourth highest rating category, while considered "investment grade,"may have certain

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speculative characteristics and may be more likely to be downgraded than securities rated in the three highest rating categories.If the asset-based security is backed by a bank letter of credit or other similar facility, the Manager may take such backinginto account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and therelated natural resource asset generally are expected to move in the same direction, there may not be perfect correlationin the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlyingnatural resource asset.

The asset-based securities in which a Fund may invest may bear interest or pay preferred dividends at below market (or evenrelatively nominal) rates. As an example, assume gold is selling at a market price of $300 per ounce and an issuer sells a$1,000 face amount gold-related note with a seven-year maturity, payable at maturity at the greater of either $1,000 in cashor the then market price of three ounces of gold. If at maturity, the market price of gold is $400 per ounce, the amount payableon the note would be $1,200. Certain asset-based securities may be payable at maturity in cash at the stated principal amountor, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, becauseno Fund presently intends to invest directly in natural resource assets, a Fund would sell the asset-based security in thesecondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the statedprincipal amount and thereby realize the appreciation in the underlying asset.

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PRECIOUS METAL-RELATED SECURITIES. A Fund may invest in the equity securities of companies that explore for, extract, process or deal in precious metals, e.g.,gold, silver and platinum, and in asset-based securities indexed to the value of such metals. Such securities may be purchasedwhen they are believed to be attractively priced in relation to the value of a company's precious metal-related assets orwhen the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financialuncertainty or instability. Based on historical experience, during periods of economic or financial instability the securitiesof companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of preciousmetal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings ofprecious metal-related companies, which may, in turn, affect adversely the financial condition of such companies.

The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia.Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than tomarket forces. Economic, financial, social and political factors within South Africa may significantly affect South Africangold production.

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BORROWING AND LEVERAGE. A Fund may borrow up to 33 1/3% of the value of its total assets (calculated at the time of the borrowing). The Fund maypledge up to 33 1/3% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below300%, the Fund will take prompt action to reduce its borrowings. If the Fund borrows to invest in securities, any investmentgains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to risefaster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchasedfails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund'sshares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage."

A Fund may borrow from time to time, at the investment adviser's discretion, to take advantage of investment opportunities,when yields on available investments exceed interest rates and other expenses of related borrowing, or when, in the investmentadviser's opinion, unusual market conditions otherwise make it advantageous for the Fund to increase its investment capacity.AFund will only borrow when there is an expectation that it will benefit a Fund after taking into account considerations suchas interest income and possible losses upon liquidation. Borrowing by a Fund creates an opportunity for increased net incomebut, at the same time, creates risks, including the fact that leverage may exaggerate changes in the net asset value of Fundshares and in the yield on a Fund. Certain Funds may borrow through forward rolls, dollar rolls or reverse repurchase agreements.

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CONVERTIBLE SECURITIES. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividendpreference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder electsto exercise the conversion privilege.

The characteristics of convertible securities make them appropriate investments for an investment company seeking a hightotal return from capital appreciation and investment income. These characteristics include the potential for capital appreciationas the value of the underlying common stock increases, the relatively high yield received from dividend or interest paymentsas compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock dueto their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference ona convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

In analyzing convertible securities, the Manager will consider both the yield on the convertible security relative to itscredit quality

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Dryden Short-Term Bond Fund, Inc. 26

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and the potential capital appreciation that is offered by the underlying common stock, among other things.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portionof the convertible securities held by a Fund are denominated in U.S. dollars, the underlying equity securities may be quotedin the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currencydifferent from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate establishedat the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debtsecurity is denominated and the currency in which the share price is quoted will affect the value of the convertible security.As described below, a Fund is authorized to enter into foreign currency hedging transactions in which it seek to reducethe effect of such fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertiblesecurities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewedwithout regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investmentvalue." To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However,at the same time, the value of the convertible security will be influenced by its "conversion value," which is the marketvalue of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuatesdirectly with the price of the underlying common stock. If, because of a low price of the common stock the conversion valueis substantially below the investment value of the convertible security, the price of the convertible security is governedprincipally by its investment value.

To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investmentvalue, the price of the convertible security will be influenced principally by its conversion value. A convertible securitywill sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlyingcommon stock while holding a fixed-income security. The yield and conversion premium of convertible securities issued in Japanand the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more thanthe securities' investment value.
Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders butmay be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at theoption of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant towhich the convertible security was issued. If a convertible security held by a Fund is called for redemption, the Fund willbe required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertibledebt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed bythe issuer at a premium over the stated principal amount of the debt security under certain circumstances.

Synthetic convertible securities may be either (i) a debt security or preferred stock that may be convertible only undercertain contingent circumstances or that may pay the holder a cash amount based on the value of shares of underlying commonstock partly or wholly in lieu of a conversion right (a "Cash-Settled Convertible"), (ii) a combination of separate securitieschosen by the Manager in order to create the economic characteristics of a convertible security, i.e., a fixed income securitypaired with a security with equity conversion features, such as an option or warrant (a "Manufactured Convertible") or (iii)a synthetic security manufactured by another party.

Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-SettledConvertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertiblesecurities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example,a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfullycompletes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation.Manufactured Convertibles are created by the Manager by combining separate securities that possess one of the two principalcharacteristics of a convertible security, i.e., fixed income ("fixed income component") or a right to acquire equity securities("convertibility component"). The fixed income component is achieved by investing in nonconvertible fixed income securities,such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investingin call options, warrants, or other securities with equity conversion features ("equity features") granting the holder theright to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or,in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertiblesecurity, which is a single security having a unitary market value, a Manufactured Convertible is comprised of two or moreseparate securities, each with its own market value. Therefore, the total "market value" of such a Manufactured Convertibleis the sum of the values of its fixed-income component and its convertibility component.

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More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertiblesecurity. Because many corporations have not issued convertible securities, the Manager may combine a fixed income instrumentand an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertiblesecurity otherwise unavailable in the market. The Manager may also combine a fixed income instrument of an issuer with anequity feature with respect to the stock of a different issuer when the Manager believes such a Manufactured Convertible wouldbetter promote a Fund's objective than alternate investments. For example, the Manager may combine an equity feature withrespect to an issuer's stock with a fixed income security of a different issuer in the same industry to diversify the Fund'scredit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile thana traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment inthat its two components may be purchased separately and, upon purchasing the separate securities, "combined" to create a ManufacturedConvertible. For example,a Fund may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponingthe purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

The value of a Manufactured Convertible may respond differently to certain market fluctuations than would a traditional convertiblesecurity with similar characteristics. For example, in the event a Fund created a Manufactured Convertible by combining ashort-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would likely outperform a traditionalconvertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporatefixed income securities and under-perform during periods when corporate fixed-income securities outperform Treasury instruments.

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CERTIFICATES OF DEPOSIT. The Federal Deposit Insurance Corporation and the Federal Savings and Loan Insurance Corporation, which are agencies ofthe United States Government, insure the deposits of insured banks and savings and loan associations, respectively, up to$100,000 per depositor. Current federal regulations also permit such institutions to issue insured negotiable certificatesof deposit (CDs) in amounts of $100,000 or more without regard to the interest rate ceilings on other deposits. To remainfully insured as to principal, such CDs must currently be limited to $100,000 per bank or savings and loan association. Intereston such CDs is not insured.

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CORPORATE LOANS. Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure.Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates suchas the London Interbank Offered Rate ("LIBOR") or the prime rate of U.S. banks. As a result, the value of corporate loan investmentsis generally responsive to shifts in market interest rates. Because the trading market for corporate loans is less developedthan the secondary market for bonds and notes, a Fund may experience difficulties from time to time in selling its corporateloans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions oftenact as agent for a broader group of lenders, generally referred to as a "syndicate." The syndicate's agent arranges the corporateloans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Fund maynot recover its investment, or there might be a delay in the Fund's recovery. By investing in a corporate loan, a Fund becomesa member of the syndicate.

As in the case of junk bonds, the Corporate Loans in which a Fund may invest can be expected to provide higher yields thanhigher-rated fixed income securities but may be subject to greater risk of loss of principal and income. There are, however,some significant differences between Corporate Loans and junk bonds. Corporate Loans are frequently secured by pledges ofliens and security interests in the assets of the borrower, and the holders of Corporate Loans are frequently the beneficiariesof debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give CorporateLoan investors preferential treatment over junk bond investors in the event of a deterioration in the credit quality of theissuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on theCorporate Loans will be repaid in full. Corporate Loans generally bear interest at rates set at a margin above a generallyrecognized base lending rate that may fluctuate on a day-to-day basis, in the case of the Prime Rate of a U.S. bank, or thatmay be adjusted on set dates, typically 30 days but generally not more than one year, in the case of LIBOR. Consequently,the value of Corporate Loans held by a Fund may be expected to fluctuate significantly less than the value of fixed rate junkbond instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market forCorporate Loans is not as well developed as the secondary dealer market for junk bonds, and therefore presents increased marketrisk relating to liquidity and pricing concerns.

A Fund may acquire interests in Corporate Loans by means of a novation, assignment or participation. In a novation, a Fundwould succeed to all the rights and obligations of the assigning institution and become a contracting party under the creditagreement with respect to the debt obligation. As an alternative, a Fund may purchase an assignment, in which case the Fundmay be required to rely on the assigning institution to demand payment and enforce its rights against the borrower but wouldotherwise typically be entitled to all of such assigning institution's rights under the credit agreement. Participation interestsin a portion of a debt obligation typically result in a contractual relationship only with the institution selling the participationinterest and not with the borrower. In purchasing a loan participation, a Fund generally will have no right to enforce complianceby the borrower with the terms of the loan agreement,

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nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting thedebt obligation in which it has purchased the participation. As a result, a Fund will assume the credit risk of both the borrowerand the institution selling the participation to the Fund.

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CUSTODIAL RECEIPTS.Obligations issued or guaranteed as to principal and interest by the U.S. government, foreign governments or semi-governmentalentities may be acquired by the Fund in the form of custodial receipts that evidence ownership of future interest payments,principal payments or both on certain notes or bonds. Typically, custodial receipts have their unmatured interest couponsseparated ("stripped") by their holder. Having separated the interest coupons from the underlying principal of the governmentsecurities, the holder will resell the stripped securities in custodial receipt programs with a number of different names,including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The strippedcoupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receivesonly the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash)payments. CATS and TIGRs are not considered U.S. government securities by the staff of the Commission. Such notes and bondsare held in custody by a bank or a brokerage firm on behalf of the owners. The Fund will not invest more than 5% of its assetsin such custodial receipts.

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DEBT SECURITIES. Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principaland interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. Changesin an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of a Fund'sinvestment in that issuer. Credit risk is reduced to the extent a Fund limits its debt investments to U.S. Government securities.All debt securities, however, are subject to interest rate risk. This is the risk that the value of the security may fallwhen interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more inresponse to changes in interest rates than the market price of shorter-term securities.

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DEPOSITARY RECEIPTS. A Fund may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertibleinto securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlyingsecurities into which they may be converted. American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs")are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securitiesissued by a foreign corporation. European Depositary Receipts ("EDRs") are receipts issued in Europe that evidence a similarownership arrangement. Global Depositary Receipts ("GDRs") are receipts issued throughout the world that evidence a similararrangement. Generally, ADRs and ADSs, in registered form, are designed for use in the U.S. securities markets, and EDRs,in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europeand are designed for use throughout the world. A Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsoredDepositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may beless information available regarding such issuers and there may not be a correlation between such information and the marketvalue of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities thatthey evidence or into or for which they may be converted or exchanged.

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DERIVATIVES. A Fund may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derivedfrom another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as theS&P 500 Index or the prime lending rate). Derivatives allow a Fund to increase or decrease the level of risk to which theFund is exposed more quickly and efficiently than transactions in other types of instruments.A Fund may use Derivatives forhedging purposes. Certain Funds may also use derivatives to seek to enhance returns. The use of a Derivative is speculativeif the Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When the Fund invests ina Derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that Derivative, which may sometimesbe greater than the Derivative's cost. No Fund may use any Derivative to gain exposure to an asset or class of assets thatit would be prohibited by its investment restrictions from purchasing directly.

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EXCHANGE-TRADED FUNDS. Certain Funds may invest in Exchange-Traded Funds (ETFs). ETFs, which may be unit investment trusts or mutual funds, typicallyhold portfolios of securities designed to track the performance of various broad securities indexes or sectors of such indexes.ETFs provide another means, in addition to futures and options on indexes, of including stock index exposure in these Funds'investment strategies.

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HEDGING. Hedging is a strategy in which a Derivative or security is used to offset the risks associated with other Fund holdings.Losses on the other investment may be substantially reduced by gains on a Derivative that reacts in an opposite manner tomarket movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market movesin a different manner than anticipated by the Fund or if the cost of the Derivative outweighs the benefit of the hedge. Hedgingalso involves the risk that changes in the value of the Derivative will not match those of the holdings being hedged as expectedby a Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability toclose options and futures

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positions also could have an adverse impact on a Fund's ability to hedge effectively its portfolio. There is also a riskof loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an openposition in an option, a futures contract or a related option. There can be no assurance that a Fund's hedging strategieswill be effective or that hedging transactions will be available to a Fund. No Fund is required to engage in hedging transactionsand each Fund may choose not to do so.

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INDEXED AND INVERSE SECURITIES. A Fund may invest in securities the potential return of which is based on an index or interest rate. As an illustration,a Fund may invest in a security whose value is based on changes in a specific index or that pays interest based on the currentvalue of an interest rate index, such as the prime rate. A Fund may also invest in a debt security that returns principalat maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices.In addition, certain Funds may invest in securities the potential return of which is based inversely on the change in an indexor interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interestrate). For example, a Fund may invest in securities that pay a higher rate of interest when a particular index decreases andpay a lower rate of interest (or do not fully return principal) when the value of the index increases. If a Fund invests insuch securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adversemovement in the relevant interest rate, index or indices. Indexed and inverse securities may involve credit risk, and certainindexed and inverse securities may involve leverage risk, liquidity risk and currency risk. A Fund may invest in indexed andinverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inversesecurities involve correlation risk. (Furthermore, where such a security includes a contingent liability, in the event ofsuch an adverse movement, a Fund may be required to pay substantial additional margin to maintain the position.)

The Manager recently reevaluated the financial statement presentation of certain inverse securities, which are commonly referredto as inverse floaters, under the provisions of Statement of Financial Accounting Standards No. 140 ("FAS 140"). The applicationof the provisions of FAS 140 entailed a reclassification of transactions in which a Fund sells a municipal bond to a specialpurpose trust in order to create an inverse floater which the Fund receives from such trust in a financing transaction. Thetrust also issues floating rate notes to third parties. The Fund receives interest payments on inverse floaters that bearan inverse relationship to the interest paid on the floating rate notes. These transactions were previously classified asa sale for financial statement presentation purposes. While such inverse floaters expose the Fund to leverage risk, they donot constitute borrowings for purposes of the Fund's restrictions on borrowings. Inverse floaters otherwise acquired by theFund are not currently subject to this reevaluation under FAS 140.

Future financial statements for a Fund will reflect the application of the provisions of FAS 140, regardless of materiality.Pursuant to FAS 140, the Fund will record interest on the full amount of the municipal bonds held in the special purpose trustsas interest income and the Fund also will record the interest to holders of the floating rate certificates and fees associatedwith the trust as interest expense in the Statement of Operations. This change will cause the Fund's expense ratio to increase.However, neither the Fund's net income nor its distributions to shareholders is impacted since the increase in interest expensewill be offset by a corresponding amount of increased income on the bonds now deemed to be owned by the Fund (instead of onlythe interest the Fund received on the inverse floater certificates it held directly).

To the extent that a Fund owns such inverse floaters as of the financial reporting period end, another important change pursuantto FAS 140 is that the Fund's gross assets would increase by the par amount of the floating rate certificates issued by theaffected special purpose trusts, with a corresponding increase in the Fund's liabilities. The Fund's net assets and net assetvalue per share should not be affected by this change in accounting because the increase in gross assets will be offset bya corresponding increase in liabilities.

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SWAP AGREEMENTS. Certain Funds may enter into swap transactions, including but not limited to, equity, interest rate, index, credit default,total return and, to the extent that it may invest in foreign currency-denominated securities, currency exchange rate swapagreements. In addition,certain Funds may enter into options on swap agreements (swap options). These swap transactions areentered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower costto the Fund than if the Fund had invested directly in an instrument that yielded that desired return.

Swap agreements are two party contracts entered into primarily by institutional investors. In a standard "swap" transaction,two parties agree to exchange the returns (or differentials in rates of return) earned or realized on or calculated with respectto particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns tobe exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," that is, the returnon or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securitiesrepresenting a particular index or other investments or instruments. Most swap agreements entered into by a Fund would calculatethe obligations of the parties to the agreement on a "net basis." Consequently the Fund's current obligations (or rights)under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based onthe relative values of the positions held by each party to

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the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset againstany amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregationof liquid assets.

To the extent that a Fund enters into swaps on other than a net basis, the amount maintained in a segregated account willbe the full amount of the Fund's obligations, if any, with respect to such swaps, accrued on a daily basis. Inasmuch as segregatedaccounts are established for these hedging transactions, the Manager and the Fund believe such obligations do not constitutesenior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. If there is a defaultby the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to thetransaction. Since swaps are individually negotiated, the Fun expects to achieve an acceptable degree of correlation betweenits rights to receive a return on its portfolio securities and its rights and obligations to receive and pay a return pursuantto swaps. The Fund will enter into swaps only with counterparties meeting certain creditworthiness standards (generally, suchcounterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines approvedby the Fund's Board of Directors).

Unless otherwise noted, a Fund's net obligations in respect of all swap agreements (i.e., the aggregate net amount owed bythe Fund) is limited to 15% of its net assets.

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CREDIT DEFAULT SWAP AGREEMENTS AND SIMILAR INSTRUMENTS. Certain Funds may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities.The credit default swap agreement or similar instrument may have as reference obligations one or more securities that arenot currently held by a Fund. The protection "buyer" in a credit default contract may be obligated to pay the protection "seller"an up front or a periodic stream of payments over the term of the contract provided generally that no credit event on a referenceobligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notionalvalue) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in theswap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be eitherthe buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund recovers nothing if theswap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notionalvalue of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have littleor no value. As a seller, a Fund generally receives an up front payment or a fixed rate of income throughout the term of theswap provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notionalvalue of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have littleor no value.

Credit default swaps and similar instruments involve greater risks than if a Fund had invested in the reference obligationdirectly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risks.A Fund will enter into credit default swap agreements and similar instruments only with counterparties who are rated investmentgrade quality by at least one NRSRO at the time of entering into such transaction or whose creditworthiness is believed bythe Manager to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no credit eventoccur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligationreceived by the seller, coupled with the up front or periodic payments previously received, may be less than the full notionalvalue it pays to the buyer, resulting in a loss of value to the Fund. When a Fund acts as a seller of a credit default swapor a similar instrument, it is exposed to many of the same risks of leverage since, if a credit event occurs, the seller maybe required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its deliveryof deliverable obligations.

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CREDIT LINKED SECURITIES. Among the income producing securities in which a Fund may invest are credit linked securities, which are issued by a limitedpurpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, sucha credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets.For instance, a Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certainmarket and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic incomepayments (in the form of distributions) and payment of principal at the end of the term of the security. However, these paymentsare conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties tothe derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or morecredit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements providedthat no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a defaultoccurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreedupon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fundwould receive. A Fund's investments in these instruments are

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indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default orsimilar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that thesecurities will be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). Accordingly,there may be no established trading market for the securities and they may constitute illiquid investments.

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TOTAL RETURN SWAP AGREEMENTS. Certain Funds may enter into total return swap agreements. Total return swap agreements are contracts in which one partyagrees to make periodic payments based on the change in market value of the underlying assets, which may include a specifiedsecurity, basket of securities or securities indices during the specified period, in return for periodic payments based ona fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be usedto obtain exposure to a security or market without owning or taking physical custody of such security or market. Total returnswap agreements may effectively add leverage to the Fund's portfolio because, in addition to its total net assets, the Fundwould be subject to investment exposure on the notional amount of the swap. Total return swap agreements entail the risk thata party will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund willnot be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis(i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount ofthe two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to eachtotal return swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net assetvalue at least equal to the accrued excess will be segregated by the Fund. If the total return swap transaction is enteredinto on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amountof the Fund's obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilitiesunder the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment,plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.

Unless otherwise noted, a Fund's net obligations in respect of all swap agreements (i.e., the aggregate net amount owed bythe Fund) is limited to 15% of its net assets.

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OPTIONS ON SECURITIES AND SECURITIES INDEXES. A Fund may invest in options on individual securities, baskets of securities or particular measurements of value or rate(an "index"), such as an index of the price of U.S. Treasury securities or an index representative of short term interestrates.

Types of Options. A Fund may engage in transactions in options on individual securities, baskets of securities or securities indices, or particularmeasurements of value or rate (an "index"), such as an index of the price of treasury securities or an index representativeof short term interest rates. Such investments may be made on exchanges and in theOTC markets. In general, exchange-tradedoptions have standardized exercise prices and expiration dates and require the parties to post margin against their obligations,and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a relatedclearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do notrequire the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk.See "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives" below.

A Fund may only write call options which are "covered," meaning that the Fund either (i) owns the underlying security orhas an absolute and immediate right to acquire that security, without additional consideration (or for additional considerationheld in a segregated account by its Custodian), upon conversion or exchange of other securities currently held in its portfolio;or (ii) the Fund segregates cash or other liquid assets, in an amount equal to or greater than its obligation under the option.

CALL OPTIONS. A Fund may purchase call options on any of the types of securities or instruments in which it may invest. A call optiongives a Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any timeduring the option period. A Fund also may purchase and sell call options on indices. Index options are similar to optionson securities except that, rather than taking or making delivery of securities underlying the option at a specified priceupon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of theindex upon which the option is based is greater than the exercise price of the option.

Each Fund may only write (i.e., sell) covered call options on the securities or instruments in which it may invest and toenter into closing purchase transactions with respect to certain of such options. A covered call option is an option in whicha Fund owns the underlying security or has an absolute and immediate right to acquire that security, without additional consideration(or for additional consideration held in a segregated account by its Custodian), upon conversion or exchange of other securitiescurrently held in its portfolio or with respect to which a Fund has established cover by segregating liquid instruments onits books. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greaterreturn than would be

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realized on the securities alone. By writing covered call options, a Fund gives up the opportunity, while the option is ineffect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Fund'sability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closingpurchase transaction. A closing purchase transaction cancels out a Fund's position as the writer of an option by means ofan offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options alsoserve as a partial hedge to the extent of the premium received against the price of the underlying security declining. Also,with respect to call options written by a Fund that are covered only by segregated portfolio securities, the Fund is exposedto the risk of loss equal to the amount by which the price of the underlying securities rises above th exercise price.

PUT OPTIONS. A Fund may purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return.By buying a put option, a Fund acquires a right to sell such underlying securities or instruments at the exercise price, thuslimiting the Fund's risk of loss through a decline in the market value of the securities or instruments until the put optionexpires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offsetby the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put optionmay be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is moreor less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels outa Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expirationof the option it has purchased. A Fund also may purchase uncovered put options.

Each Fund may write (i.e., sell) put options on the types of securities or instruments that may be held by the Fund, providedthat such put options are covered, meaning that such options are secured by segregated, liquid instruments. A Fund will receivea premium for writing a put option, which increases the Fund's return.

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FUTURES. A Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts whichobligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified futuredate at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futurescontract a Fund is required to deposit collateral ("margin") equal to a percentage (generally less than 10%) of the contractvalue. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any lossexperienced as a result of the futures position the prior day or be entitled to a payment representing any profit experiencedas a result of the futures position the prior day. Futures involve substantial leverage risk.

The sale of a futures contract limits a Fund's risk of loss through a decline in the market value of portfolio holdings correlatedwith the futures contract prior to the futures contract's expiration date. In the event the market value of the portfolioholdings correlated with the futures contract increases rather than decreases, however, a Fund will realize a loss on thefutures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futurescontract.

The purchase of a futures contract may protect a Fund from having to pay more for securities as a consequence of increasesin the market value for such securities during a period when the Fund was attempting to identify specific securities in whichto invest in a market the Fund believes to be attractive. In the event that such securities decline in value or a Fund determinesnot to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relatingto the futures position.

A Fund is also authorized to purchase or sell call and put options on futures contracts including financial futures and stockindices in connection with its hedging activities. Generally, these strategies would be used under the same market and marketsector conditions (i.e., conditions relating to specific types of investments) in which the Fund entered into futures transactions.A Fund may purchase put options or write (i.e., sell) call options on futures contracts and stock indices rather than sellingthe underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, a Fund canpurchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of suchfutures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intendsto purchase.

A Fund may only write "covered" put and call options on futures contracts. A Fund will be considered "covered" with respectto a call option it writes on a futures contract if the Fund owns the assets that are deliverable under the futures contractor an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered"option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates forthe term of the option cash or other liquid assets equal to the fluctuating value of the optioned future. A Fund will be considered"covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contracthaving a strike price equal to or greater than the strike price of the "covered" option, or if it segregates for the termof the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margindeposited by the Fund with its futures custody manager or as otherwise permitted by

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applicable law with respect to such option). There is no limitation on the amount of a Fund's assets that can be segregated.

Each Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity ExchangeAct ("CEA") pursuant to Rule 4.5 under the CEA. The Manager is not, therefore, subject to registration or regulation as a"commodity pool operator" under the CEA and each Fund is operated so as not to be deemed to be a "commodity pool" under theregulations of the Commodity Futures Trading Commission.

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FOREIGN EXCHANGE TRANSACTIONS. A Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currenciesand purchase and sell currency futures and related options thereon (collectively, "Currency Instruments") for purposes ofhedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollaror, with respect to certain Funds, to seek to enhance returns. Such transactions could be effected with respect to hedgeson non-U.S. dollar denominated securities owned by a Fund, sold by a Fund but not yet delivered, or committed or anticipatedto be purchased by a Fund.

As an illustration, a Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominatedsecurity. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specifiedamount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the valueof the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in wholeor in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires itto sell a specified amount of yen for dollars at a specified price by a future date (a technique called a "straddle"). Byselling such a call option in this illustration, the Fund gives up the opportunity to profit without limit from increasesin the relative value of the yen to the dollar. "Straddles" of the type that may be used by a Fund are considered to constitutehedging transactions and are consistent with the policies described above. No Fund will attempt to hedge all of its foreignportfolio positions.

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FORWARD FOREIGN EXCHANGE TRANSACTIONS. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency ormultinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactionsare similar but require current, rather than future, settlement. A Fund will enter into foreign exchange transactions forpurposes of hedging either a specific transaction or a portfolio position, or, with respect to certain Funds, to seek to enhancereturns. A Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example,purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipatesreceiving a dividend or distribution. A Fund may enter into a foreign exchange transaction for purposes of hedging a portfolioposition by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currencyin which the Fund anticipates acquiring a portfolio position in the near future. A Fund may also hedge portfolio positionsthrough currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spotbasis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currencyrisk, and also involve credit and liquidity risk.

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CURRENCY FUTURES. A Fund may also seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollarthrough use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactionsexcept that futures are standardized, exchange-traded contracts. See "Futures" above. Currency futures involve substantialcurrency risk, and also involve leverage risk.

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CURRENCY OPTIONS. A Fund may also seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollarthrough the use of currency options. Currency options are similar to options on securities, but in consideration for an optionpremium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of aput option) a specified amount of a specified currency on or before the expiration date for a specified amount of anothercurrency. A Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See "Types of Options"above and "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives" below. Currency optionsinvolve substantial currency risk, and may also involve credit, leverage or liquidity risk.

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LIMITATIONS ON CURRENCY HEDGING. Most Funds will not speculate in Currency Instruments although certain Funds may use such instruments to seek to enhancereturns. Accordingly, a Fund will not hedge a currency in excess of the aggregate market value of the securities that it owns(including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominatedin such currency. A Fund may, however, hedge a currency by entering into a transaction in a Currency Instrument denominatedin a currency other than the currency being hedged (a "cross-hedge"). A Fund will only enter into a cross-hedge if the Managerbelieves that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated andthe currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is

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denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similarhedging transaction by means of the currency being hedged.

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RISK FACTORS IN HEDGING FOREIGN CURRENCY RISKS. Hedging transactions involving Currency Instrumentshave substantial risks, including correlation risk. While a Fund's useof Currency Instruments to effect hedging strategies is intended to reduce the volatility of the NAV of the Fund's shares,the NAV of the Fund's shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedgingagainst adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movementswill not be accurately predicted and that the Fund's hedging strategies will be ineffective. To the extent that a Fund hedgesagainst anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as theresult of its hedging transactions. Furthermore, a Fund will only engage in hedging activities from time to time and may notbe engaging in hedging activities when movements in currency exchange rates occur.

In connection with its trading in forward foreign currency contracts, a Fund will contract with a foreign or domestic bank,or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency.There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continueto make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote pricesfor such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealeris prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any suchforward contract trading. With respect to its trading of forward contracts, if any, a Fund will be subject to the risk ofbank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Anysuch default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any,at the then market price and could result in a loss to the Fund.

It may not be possible for a Fund to hedge against currency exchange rate movements, even if correctly anticipated, in theevent that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedgingtransaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which CurrencyInstruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to a Fund ofengaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contractperiod and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted ona principal basis, no fees or commissions are involved.

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RISK FACTORS IN DERIVATIVES. Derivatives are volatile and involve significant risks, including:

Credit Risk —the risk that the counterparty on a Derivative transaction will be unable to honor its financial obligation to a Fund.

Currency Risk —the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms)of an investment.

Leverage Risk— the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amountof investments) that relatively small market movements may result in large changes in the value of an investment. Certaininvestments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk— the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at theprice that the seller believes the security is currently worth.

The use of Derivatives for hedging purposes involves correlation risk. If the value of the Derivative moves more or lessthan the value of the hedged instruments, a Fund will experience a gain or loss that will not be completely offset by movementsin the value of the hedged instruments.

A Fund intends to enter into transactions involving Derivatives only if there appears to be a liquid secondary market forsuch instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteriaset forth below under "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives." However, therecan be no assurance that, at any specific time, either a liquid secondary market will exist for a Derivative or the Fund willotherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position ina Derivative without incurring substantial losses, if at all.

Certain transactions in Derivatives (such as futures transactions or sales of put options) involve substantial leverage riskand may expose a Fund to potential losses, which exceed the amount originally invested by the Fund. When a Fund engages insuch a

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transaction, the Fund will deposit in a segregated account at its custodian liquid securities with a value at least equalto the Fund's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission).Such segregation will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction,but will not limit the Fund's exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives

Certain Derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidityrisk. The absence of liquidity may make it difficult or impossible for a Fund to sell such instruments promptly at an acceptableprice. The absence of liquidity may also make it more difficult for a Fund to ascertain a market value for such instruments.A Fund will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchasedcontains a formula price at which the instrument may be terminated or sold, or (ii) for which the Manager anticipates theFund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer isavailable, in which case that dealer's quotation may be used.

Because Derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do notrequire payment of margin, to the extent that a Fund has unrealized gains in such instruments or has deposited collateralwith its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations.A Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligationsby engaging in transactions in Derivatives traded in OTC markets only with financial institutions that appear to have substantialcapital or that have provided the Fund with a third-party guaranty or other credit enhancement.

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DISTRESSED SECURITIES. A Fund may invest in securities, including corporate loans purchased in the secondary market, which are the subject of bankruptcyproceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by the Fundor are rated in the lower rating categories (Ca or lower by Moody's and CC or lower by S&P or Fitch) or which, if unrated,are in the judgment of the Manager of equivalent quality ("Distressed Securities"). Investment in Distressed Securities isspeculative and involves significant risks. Distressed Securities frequently do not produce income while they are outstandingand may require a Fund to bear certain extraordinary expenses in order to protect and recover its investment.

A Fund will generally make such investments only when the Manager believes it is reasonably likely that the issuer of theDistressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which theFund will receive new securities. However, there can be no assurance that such an exchange offer will be made or that sucha plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fundmakes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed.During this period, it is unlikely that a Fund will receive any interest payments on the Distressed Securities, the Fund willbe subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completedand the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Even if an exchangeoffer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Fund, there can be no assurancethat the securities or other assets received by a Fund in connection with such exchange offer or plan of reorganization willnot have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securitiesreceived by a Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a resultof a Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to anissuer of Distressed Securities, the Fund may be restricted from disposing of such securities.

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FOREIGN INVESTMENT RISKS

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CertainFunds may invest in foreign equity and/or debt securities.Foreign debt securities include certain foreign bank obligationsand U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities,international agencies and supranational entities.

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Foreign Market Risk. Funds that may invest in foreign securities offer the potential for more diversification than a Fund that invests only inthe United States because securities traded on foreign markets have often (though not always) performed differently than securitiesin the United States. However, such investments involve special risks not present in U.S. investments that can increase thechances that a Fund will lose money. In particular, a Fund is subject to the risk that, because there are generally fewerinvestors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy andsell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securitiestraded in the United States.

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Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to suchissues as growth of gross national product, reinvestment of capital, resources, and balance of payments position.

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Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomaticdevelopments, the imposition of economic sanctions against a particular country or countries, changes in international tradingpatterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adverselyaffected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriationof assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantialrestrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affectsecurity prices, impair a Fund's ability to purchase or sell foreign securities or transfer the Fund's assets or income backinto the United States, or otherwise adversely affect a Fund's operations Other foreign market risks include foreign exchangecontrols, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorablelegal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certainforeign countries may be less extensive than those available to investors in the United States or other foreign countries.

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Currency Risk and Exchange Risk. Securities in which a Fund invests may be denominated or quoted in currencies other than the
U.S. dollar. Changes in foreign currency exchange rates will affect the value of a Fund's portfolio. Generally, when theU.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currencyis worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominatedin that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as "currency risk,"means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

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Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the UnitedStates. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreigncountries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company'ssecurities based on nonpublic information about that company. Accounting standards in other countries are not necessarilythe same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accountingstandards, it may be harder for Fund management to completely and accurately determine a company's financial condition.

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Certain Risks of Holding Fund Assets Outside the United States. A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banksand securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limitedor no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund's ability torecover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition,it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States.The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typicallyresults in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the UnitedStates.

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Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreignsettlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities)not typically generated by the settlement of U.S. investments. Communications between the United States and emerging marketcountries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements incertain foreign countries at times have not kept pace with the number of securities transactions; these problems may makeit difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities,it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereonfor some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value ofthe security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to thatparty for any losses incurred.

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Dividendsor interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, therebyreducing the amount available for distribution to shareholders.

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ILLIQUID OR RESTRICTED SECURITIES. Each Fund may invest in securities that lack an established secondary trading market or otherwise are considered illiquid.Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon dispositionof the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may tradeat a discount from comparable, more liquid investments. Investment of a Fund's assets in illiquid securities may restrictthe ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to takeadvantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund's operationsrequire cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet shortterm cash requirements or incurring capital losses on the sale of illiquid investments. A Fund may invest in securities thatare not registered ("restricted securities") under the Securities Act.

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Restrictedsecurities may be sold in private placement transactions between issuers and their purchasers and may be neitherlisted on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freelytransferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of theabsence of a public trading market, privately placed securities may be less liquid and more difficult to value than publiclytraded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, theprices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than theirfair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure andother investor protection requirements that may be applicable if their securities were publicly traded. If privately placedsecurities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before beingresold, the Fund may be required to bear the expenses of registration. Certain of a Fund's investments in private placementsmay consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greaterrisks. These issuers may have limited product lines, markets or financial resources or they may be dependent on a limitedmanagement group. In making investments in such securities, a Fund may obtain access to material nonpublic information, whichmay restrict a Fund's ability to conduct portfolio transactions in such securities.

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AFund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144Aunder the Securities Act. The Directors have determined to treat as liquid Rule 144A securities that are either freely tradablein their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adoptedby the Directors. The Directors have adopted guidelines and delegated to the Manager the daily function of determining andmonitoring liquidity of restricted securities. The Directors, however, will retain sufficient oversight and be ultimatelyresponsible for the determinations. Since it is not possible to predict with assurance exactly how the market for restrictedsecurities sold and offered under Rule 144A will continue to develop, the Directors will carefully monitor a Fund's investmentsin these securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund to theextent that qualified institutional buyers become for a time uninterested in purchasing these securities.

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INITIAL PUBLIC OFFERING RISK. The volume of initial public offerings and the levels at which the newly issued stocks trade in the secondary market areaffected by the performance of the stock market overall. If initial public offerings are brought to the market, availabilitymay be limited and the Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it maynot be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved ininitial public offerings are often subject to greater and more unpredictable price changes than more established stocks.

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INVESTMENT IN EMERGING MARKETS. Certain Funds may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically,a country with an emerging capital market is any country that the International Bank for Reconstruction and Development (WorldBank), the International Finance Corporation, the United Nations or its authorities has determined to have a low or middleincome economy. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additionalrisks not involved in investments in securities of issuers in more developed capital markets, such as (i) low or non-existenttrading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securitiesof comparable issuers in more developed capital markets, (ii) uncertain national policies and social, political and economicinstability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorablediplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possibleimposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicableto such investments, (iv) national policies that may limit a Fund's investment opportunities such as restrictions on investmentin issuers or industries deemed sensitive to national interests, and (v) the lack or relatively early development of legalstructures governing private and foreign investments and private property. In addition to withholding taxes on investmentincome, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent yearsthat have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurancethat these capital markets will continue to present viable investment opportunities for a Fund. In the past, governments ofsuch nations have expropriated substantial amounts of private property, and most claims of the property owners have neverbeen fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible thata Fund could lose the entire value of its investments in the affected markets.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuersin

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more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standardsand requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets,reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earningsratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those ofmature markets, and companies may be held by a limited number of persons. This may adversely affect the timing and pricingof the Fund's acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developedmarkets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody andregistration of assets in som countries may be unreliable. The possibility of fraud, negligence, undue influence being exertedby the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could resultin ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems andmay have no successful claim for compensation.

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RESTRICTIONS ON CERTAIN INVESTMENTS. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investmentin developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil have specificallyauthorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resembleopen-end investment companies. In accordance with the1940 Act, a Fund may invest up to 10% of its total assets in securitiesof other investment companies, not more than 5% of which may be invested in any one such company. In addition, under the 1940Act, a Fund may not own more than 3% of the total outstanding voting stock of any investment company. These restrictions oninvestments in securities of investment companies may limit opportunities for a Fund to invest indirectly in certain developingcountries. New shares of certain investment companies may at times be acquired only at market prices representing premiumsto their net asset values. If a Fund acquires shares of other investment companies, shareholders would bear both their proportionateshare of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investmentcompanies. See also "Investments in Other Investment Companies."

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RISKS OF INVESTING IN ASIA-PACIFIC COUNTRIES. In addition to the risks of foreign investing and the risks of investing inemerging markets, the developing market Asia-Pacificcountries in which a Fund may invest are subject to certain additional or specific risks. Certain Funds may make substantialinvestments in Asia-Pacific countries. There is a high concentration of market capitalization and trading volume in a smallnumber of issuers representing a limited number of industries, as well as a high concentration of investors and financialintermediaries. Many of these markets also may be affected by developments with respect to more established markets in theregion such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number andless well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements foropen-end investment companies and the restrictions on foreign investment discussed below, result in potentially fewer investmentopportunities for a Fund and may have an adverse impact on the investment performance of the Fund.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and socialinstability than is the case in the United States and Western European countries. Such instability may result from, amongother things: (i) authoritarian governments or military involvement in political and economic decision-making, including changesin government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economicand social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religiousand racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a heavy role in regulatingand supervising the economy. Another risk common to most such countries is that the economy is heavily export oriented and,accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systemsalso present risks in certain countries, as do environmental problems. Certain economies also depend to a significant degreeupon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affectedby a variety of factors.

The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on the Fund. For example,while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generallylimited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging marketAsia-Pacific countries. Similarly, the rights of investors in developing market Asia-Pacific companies may be more limitedthan those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment ina developing market Asia-Pacific country.

Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influenceover many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largestin the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developingmarket Asia-Pacific countries, which could affect private sector companies and a Fund itself, as well as the value of securitiesin the Fund's

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portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economicstatistics of more developed nations.

In addition to the relative lack of publicly available information about developing market Asia-Pacific issuers and the possibilitythat such issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies,inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting recordsin the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company's balancesheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generatelosses or profits for certain developing market Asia-Pacific companies. Satisfactory custodial services for investment securitiesmay not be available in some developing Asia-Pacific countries, which may result in the Fund incurring additional costs anddelays in providing transportation and custody services for such securities outside such countries.

Certain developing Asia-Pacific countries, such as the Philippines, India and Turkey, are especially large debtors to commercialbanks and foreign governments. Fund management may determine that, notwithstanding otherwise favorable investment criteria,it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. A Fund may invest in countriesin which foreign investors, including management of the Fund, have had no or limited prior experience.

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Restrictions on Foreign Investments in Asia-Pacific Countries. Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets,particularly their equity markets, by foreign entities such as a Fund. As illustrations, certain countries may require governmentalapproval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular companyor limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageousterms (including price) than securities of the company available for purchase by nationals. There can be no assurance thata Fund will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions onforeign ownership of securities subsequent to a Fund's purchase of such securities may have an adverse effect on the valueof such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to nationalinterests.

The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitationson such investments, also may have an adverse impact on the operations of a Fund. For example, a Fund may be required in certainof such countries to invest initially through a local broker or other entity and then have the shares purchased re-registeredin the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delayduring which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made awareof certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed,at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, deprivingthe Fund of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to a Fund's ability to repatriate investment income,capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or arefusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fundof any restrictions on investments. For example, in September 1998, Malaysia imposed currency controls that limited a Fund'sability to repatriate proceeds of Malaysian investments. It is possible that Malaysia, or certain other countries may imposesimilar restrictions or other restrictions relating to their currencies or to securities of issuers in those countries. Tothe extent that such restrictions have the effect of making certain investments illiquid, securities may not be availableto meet redemptions. Depending on a variety of financial factors, the percentage of a Fund's portfolio subject to currencycontrols may increase. In the event other countries impose similar controls, the portion of the Fund's assets that may beused to meet redemptions may be further decreased. Even where there is no outright restriction on repatriation of capital,the mechanics of repatriation may affect certain aspects of the operations of a Fund. For example, funds may be withdrawnfrom the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the governmentonce each week. In certain countries, banks or other financial institutions may be among the leading companies or have activelytraded securities. The1940 Act restricts a Fund's investments in any equity securities of an issuer that, in its most recentfiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder.These provisions may restrict a Fund's investments in certain foreign banks and other financial institutions.

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RISK OF INVESTMENTS IN RUSSIA. A Fund may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formationof the Russian securities markets as well as the underdeveloped state of Russia's banking system, settlement, clearing andregistration of securities transactions are subject to significant risks. Ownership of shares is defined according to entriesin the company's share register and normally evidenced by extracts from the register. These extracts are not negotiable instrumentsand are not effective evidence of securities ownership. The registrars are not necessarily subject to effective

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state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholdersand it is possible for a Fund to lose its registration through fraud, negligence or mere oversight. While a Fund will endeavorto ensure that its interest continues to be appropriately recorded either by itself or through a custodian or other agentinspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts haveno legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive a Fund ofits ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liabilityon registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have againstthe registrar or issuer of the securities in the event of loss of share registration. Whil each Fund intends to invest directlyin Russian companies that use an independent registrar, there can be no assurance that such investments will not result ina loss to a Fund.

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INVESTMENT IN OTHER INVESTMENT COMPANIES. Each Fund may invest in other investment companies, including exchange traded funds. In accordance with the1940 Act, a Fundmay invest up to 10% of its total assets in securities of other investment companies. In addition, under the1940 Act, a Fundmay not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the valueof the Fund's total assets may be invested in securities of any investment company. (These limits do not restrict a FeederFund from investing all of its assets in shares of its Master Portfolio.) Each Fund has received an exemptive order from theCommission permitting it to invest in affiliated registered money market funds and short-term bond funds without regard tosuch limitations, provided, however, that in all cases the Fund's aggregate investment of cash in shares of such investmentcompanies shall not exceed 25% of the Fund's total assets at any time. As with other investments, investments in other investmentcompanies are subject to market and selection risk. In addition, if a Fund acquires shares in investment companies, shareholderswould bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly,the expenses of such investment companies (including management and advisory fees). Investments by a Fund in wholly ownedinvestment entities created under the laws of certain countries will not be deemed an investment in other investment companies.Seealso "Restrictions on Certain Investments."

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JUNK BONDS. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securitiesthat the Manager believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investmentgrade bonds, they are high risk investments that may cause income and principal losses for a Fund. The major risks in junkbond investments include the following:

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  Junk bonds are issued by less creditworthy companies. These securities are vulnerable to adverse changes in the issuer's industryand to general economic conditions. Issuers of junk bonds may be unableto meet their interest or principal payment obligations because of aneconomic downturn, specific issuer developments or the unavailability ofadditional financing.

  The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer's ability to pay its debt obligations also maybe lessened by specific issuer developments, or the unavailability of additional financing.

  Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.

  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. If an issuer redeems the junk bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.

  Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

  Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of a Fund's portfolio securities than in the case of securities trading in a more liquid market.

  A Fund may incur expenses to the extent necessary to seek recovery upondefault or to negotiate new terms with a defaulting issuer.

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LIQUIDITY PUTS OR CALLS. A Fund may also purchase a permissible instrument or investmenttogether with the right to resell or purchase the instrumentsat an agreed-upon price or yield within a specified period prior to the maturity date of the instruments. Such a right toresell is commonly known as a put, and such a right to purchase is commonly known as a call. The aggregate price which a Fundpays for instruments with puts or calls may be higher than the price which otherwise would be paid for the instruments. Thepurpose of this practice is to permit a Fund to be fully invested while preserving the necessary liquidity to meet unusuallylarge redemptions and to purchase at a later date securities other than those subject to the put. A Fund may choose to exerciseputs during periods in which proceeds from sales of its shares and from recent sales of portfolio securities are insufficientto meet redemption requests or when the funds available are otherwise allocated for investment. A Fund may choose to exercisecalls during periods in which funds are available for investment. In determining whether to exercise puts or calls prior totheir expiration date and in selecting which puts or calls to exercise in such circumstances, a Fund's investment adviserconsiders, among other things, the amount of cash available to the Fund, the expiration dates of the available puts or calls,any future commitments for

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securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunitiesand the desirability of retaining the underlying securities in a Fund.

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MONEY MARKET INSTRUMENTS.Certain Funds may invest in money market instruments. Money market instruments include cash equivalents and short-termobligations of U.S. banks, certificates of deposit, short-term obligations issued or guaranteed by the U.S. Government orits agencies. Money market instruments also include bankers' acceptances, commercial paper, certificates of deposit and Eurodollarobligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and foreign branches, by foreignbanking institutions, and by the World Bank and other multinational instrumentalities, as well as commercial paper and othershort-term obligations of, and variable amount master demand notes, variable rate notes and funding agreements issued by,U.S. and foreign corporations.

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MORTGAGE-BACKED SECURITIES. Investing in mortgage-backed securities involves certain unique risks in addition to those generally associated with investingin fixed-income securities and in the real estate industry in general. These unique risks include the failure of a party tomeet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments onmortgage cash flows. Mortgage-backed securities are "pass-through" securities, meaning that principal and interest paymentsmade by the borrower on the underlying mortgages are passed through to a Fund. The value of mortgage-backed securities, likethat of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest ratesrise. However, mortgage-backed securities differ from traditional fixed-income securities because of their potential for prepaymentwithout penalty. The price paid by a Fund for its mortgage-backed securities, the yield the Fund expects to receive from suchsecurities and the average life of the securities are based on a number of factors, including the anticipated rate of prepaymentof the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quicklythan anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover,when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest thatis lower than the rate on the security that was prepaid.

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Mortgage-backedsecurities can be collateralized by either fixed-rate mortgages or adjustable rate mortgages. Fixed-rate mortgagesecurities are collateralized by fixed-rate mortgages and tend to have high prepayment rates when the level of prevailinginterest rates declines significantly below the interest rates on the mortgages. Thus, under those circumstances, the securitiesare generally less sensitive to interest rate movements than lower coupon fixed rate mortgages.

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Generally,adjustable rate mortgage securities (ARMs) have a specified maturity date and amortize principal over their life.In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepaymentof principal. However, the major difference between ARMs and fixed-rate mortgage securities (FRMs) is that the interest rateand the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified,published interest rate index. The amount of interest on an ARM is calculated by adding a specified amount, the "margin,"to the index, subject to limitations on the maximum and minimum interest that is charged during the life of the mortgage orto maximum and minimum changes to that interest rate during a given period.

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Theunderlying mortgages which collateralize the ARMs in which each Fund invests will frequently have caps and floors whichlimit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustmentinterval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changesin the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps mayresult in negative amortization.

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Tothe extent that a Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepaymentsmay result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled paymentsof principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of incomewhich, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepaymentsof the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular riskmay effectively change a security that was considered short or intermediate-term at the time of purchase into a long-termsecurity. Since long-term securities generally fluctuate more widely in response to changes in interest rates than shorter-termsecurities, maturity extension risk could increase the inherent volatility of the Fund. Unde certain interest rate and prepaymentscenarios, a Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirectgovernmental or agency guarantee.

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Mostmortgage-backed securities are issued by federal government agencies such as the Government National Mortgage Association("Ginnie Mae"), or by government sponsored enterprises such as the Federal Home Loan Mortgage Corporation ("Freddie Mac")or the Federal National Mortgage Association ("Fannie Mae"). Principal and interest payments on mortgage-backed securitiesissued by the federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal governmentand

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backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agenciesor government sponsored enterprises, such as Freddie Mac or Fannie Mae, are backed only by the credit of the government agencyor enterprise and are not backed by the full faith and credit of the United States. Such securities generally have very littlecredit risk, but may be subject to substantial interest rate risks. Private mortgage-backed securities are issued by privatecorporations rather than government agencies and are subject to credit risk and interest rate risk.

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MUNICIPAL SECURITIES.Certain Funds may, from time to time, invest in municipal bonds, which may be general obligation or revenue bonds. Generalobligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal andinterest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilitiesor, in some cases, from the proceeds of a special excise or other specific revenue source.

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AFund may invest in municipal notes including tax, revenue and bond anticipation notes which are issued to obtain funds forvarious public purposes.A Fund may invest in municipal asset-backed securities, which are debt obligations, often issuedthrough a trust or other investment vehicles that are backed by municipal debt obligations and accompanied by a liquidityfacility. A Fund may invest in municipal securities with the right to resell such securities to the seller at an agreed-uponprice or yield within a specified period prior to the maturity date.Such a right to resell is commonly referred to as a"put" or "tender option."

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Municipalsecurities include notes and bonds issued by or on behalf of states, territories and possessions of the United Statesand their political subdivisions, agencies and instrumentalities and the District of Columbia, the interest on which is generallyeligible for exclusion from federal income tax and, in certain instances, applicable state or local income and personal propertytaxes. Such securities are traded primarily in the OTC market.

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Theinterest rates payable on certain municipal bonds and municipal notes are not fixed and may fluctuate based upon changesin market rates. Municipal bonds and notes of this type are called "variable rate" obligations. The interest rate payableon a variable rate obligation is adjusted either at predesignated intervals or whenever there is a change in the market rateof interest on which the interest rate payable is based. Other features may include the right whereby a Fund may demand prepaymentof the principal amount of the obligation prior to its stated maturity (a demand feature) and the right of the issuer to prepaythe principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustmentminimizes changes in the market value of the obligation. As a result, the purchase of variable rate obligations should enhancethe ability of a Fund to maintain a stable NAV per share and to sell an obligation pr to maturity at a price approximatingthe full principal amount of the obligation.

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Variablerate securities provide for a specific periodic adjustment in the interest rate based on prevailing market ratesand generally would allow a Fund to demand payment of the obligation on short notice at par plus accrued interest, which amountmay, at times, be more or less than the amount the Fund paid for them. Some floating rate and variable rate securities havematurities longer than 397 calendar days but afford the holder the right to demand payment at dates earlier than the finalmaturity date. Such floating rate and variable rate securities will be treated as having maturities equal to the demand dateor the period of adjustment of the interest rate whichever is longer.

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Aninverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction ofthe interest rate on another security or the value of an index. Changes in the interest rate on the other security or indexinversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's pricewill be considerably more volatile than that of a fixed rate bond. Generally, income from inverse floating rate bonds willdecrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securitieshave the effect of providing investment leverage, since they may increase or decrease in value in response to changes, asan illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term,tax-exempt securities increase or decrease in response to such changes. As a result, the market values such securitiesgenerally will be more volatile than the market values of fixed-rate tax-exempt securities. See "Indexed and Inverse Securities."

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REAL ESTATE RELATED SECURITIES. Although no Fund may invest directly in real estate, certain Funds may invest in equity securities of issuers that are principallyengaged in the real estate industry. Therefore, an investment in such a Fund is subject to certain risks associated with theownership of real estate and with the real estate industry in general. These risks include, among others: possible declinesin the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgagefunds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extendedvacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes inzoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damagesresulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsureddamages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases inmarket rates for rents; and investment in developments that are not completed or that are subject to delays in completion;and changes in interest

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rates. To the extent that assets underlying a Fund's investments are concentrated geographically, by property type or incertain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent. Investments by a Fundin securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and theirimpact on servicing rights. In addition, if a Fund receives rental income or income from the disposition of real propertyacquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund'sability to retain its federal income tax status as a regulated investment company because of certain income source requirementsapplicable to regulated investment companies under the Internal Revenue Code.

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REAL ESTATE INVESTMENT TRUSTS (REITs).Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estateindustry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, whilemortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may notbe diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers andself-liquidation. REITs must also meet certain requirements under the Internal Revenue Code to avoid entity level tax andbe eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to therisk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registrationunder the 1940 Act. REITs are also subject to the risks of changes in the Internal Revenue Code, affecting their tax status.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT'sinvestment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT'sinvestment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgageloans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changesin market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest ratefluctuations than would investments in fixed rate obligations.

Investing in certain REITs involves risks similar to those associated with investing in small capitalization companies. TheseREITs may have limited financial resources, may trade less frequently and in limited volume and may be subject to more abruptor erratic price movements than larger company securities. Historically, small capitalization stocks, such as these REITs,have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. The management of aREIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involvedin real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstancesin which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

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REPURCHASE AGREEMENTS. A Fund may invest in securities pursuant to repurchase agreements. A Fund will enter into repurchase agreements only withparties meeting creditworthiness standards as set forth in the Fund's repurchase agreement procedures.

Under such agreements, the other party agrees, upon entering into the contract with a Fund, to repurchase the security ata mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement.This results in a fixed rate of return insulated from market fluctuations during such period, although such return may beaffected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do notreflect accrued interest on the underlying obligation. Such agreements usually cover short periods, such as under one week.Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securitiestransferred to the purchaser.

In the case of a repurchase agreement, as a purchaser, a Fund will require all repurchase agreements to be fully collateralizedat all times by cash or other liquid assets in an amount at least equal to the resale price. The seller is required to provideadditional collateral if the market value of the securities falls below the repurchase price at any time during the term ofthe repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralizedloan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to paythe repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with dispositionof the collateral.

A Fund may participate in a joint repurchase agreement account with other investment companies managed by PI pursuant toan order of the Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of suchinvestment companies and invested in one or more repurchase agreements. Each Fund participates in the income earned or accruedin the joint account based on the percentage of its investment.

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REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS.Certain Funds may enter into reverse repurchase agreements.A reverse repurchase agreement involves the sale of a portfolio-eligiblesecurity by a Fund, coupled with its agreement to repurchase the instrument at a specified item and price.See "RepurchaseAgreements."

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CertainFunds may enter into dollar rolls. In a dollar roll, a Fund sells securities for delivery in the current month andsimultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future datefrom the same party. During the roll period, a Fund foregoes principal and interest paid on the securities. A Fund is compensatedby the difference between the current sale price and the forward price for the future purchase (often referred to as the drop)as well as by the interest earned on the cash proceeds of the initial sale. The Fund will establish a segregated account inwhich it will maintain cash or other liquid assets, marked to market daily, having a value equal to its obligations in respectof dollar rolls.

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Dollarrolls involve the risk that the market value of the securities retained by the Fund may decline below the price ofthe securities, the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securitiesunder a dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restrictedpending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchasethe securities. Cash proceeds from dollar rolls may be invested in cash or other liquid assets.

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SECURITIES LENDING. Consistent with applicable regulatory requirements, a Fund may lend its portfolio securities to brokers, dealers and financialinstitutions, provided that outstanding loans of a Fund do not exceed in the aggregate 33 1/3 % of the value of a Fund's totalassets and provided that such loans are callable at any time by a Fund and are at all times secured by cash or equivalentcollateral (including a line of credit) that is equal to at least 100% of the market value, determined daily, of the loanedsecurities. During the time portfolio securities are on loan, the borrower will pay a Fund an amount equivalent to any dividendor interest paid on such securities and a Fund may invest the cash collateral and earn additional income, or it may receivean agreed-upon amount of interest income from the borrower. The advantage of such loans is that a Fund continues to receivepayments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directlyfrom the borrower or on the collateral which will be invested in short-term obligations.

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Aloan may be terminated by the borrower on one business day's notice or by a Fund at any time. If the borrower fails to maintainthe requisite amount of collateral, the loan automatically terminates, and a Fund could use the collateral to replace thesecurities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions ofcredit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of thesecurities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthypursuant to procedures approved by the Board of a Fund. On termination of the loan, the borrower is required to return thesecurities to a Fund, and any gain or loss in the market price during the loan would inure to a Fund. Since voting or consentrights which accompany loaned securities pass to the borrower, a Fund will follow the policy o calling the loan, in wholeor in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effecton a Fund's investment in the securities which are the subject of the loan. A Fund will pay reasonable finders', administrativeand custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

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SECURITIES OF SMALLER OR EMERGING GROWTH COMPANIES. Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investmentsin more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erraticmarket movements than larger, more established companies or the market average in general. These companies may have limitedproduct lines, markets or financial resources, or they may be dependent on a limited management group.

While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large capissuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative.TheManager believes that properly selected companies of this type have the potential to increase their earnings or market valuationat a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequentlytakes time.

Small cap and emerging growth securities will often be traded only in the OTC market or on a regional securities exchangeand may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the dispositionby a Fund of portfolio securities to meet redemptions or otherwise may require a Fund to make many small sales over a lengthyperiod of time, or to sell these securities at a discount from market prices or during periods when, in the Manager's judgment,such disposition is not desirable.

While the process of selection and continuous supervision by the Manager does not, of course, guarantee successful investmentresults, it does provide access to an asset class not available to the average individual due to the time and cost involved.Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain ofthe fundamental factors necessary to prosper. Investing in small cap and emerging growth companies requires specialized researchand analysis. In

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addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.

Small companies are generally little known to most individual investors although some may be dominant in their respectiveindustries.The Manager believes that relatively small companies will continue to have the opportunity to develop into significantbusiness enterprises. A Fund may invest in securities of small issuers in the relatively early stages of business developmentthat have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies maynot be counted upon to develop into major industrial companies, but Fund management believes that eventual recognition oftheir special value characteristics by the investment community can provide above-average long-term growth to the portfolio.

Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation duringvarying portions of economic or securities markets cycles, as well as during varying stages of their business development.The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investmentopportunities at various points during these cycles. Smaller companies, due to the size and kinds of markets that they serve,may be less susceptible than large companies to intervention from the federal government by means of price controls, regulationsor litigation.

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SHORT SALES AND SHORT SALES AGAINST-THE-BOX. Certain Funds may make short sales of securities, either as a hedge against potential declines in value of a portfolio securityor to realize appreciation when a security that the Fund does not own declines in value. When a Fund makes a short sale, itborrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Fund may haveto pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securitiesto the lender of the securities. The Fund may not be able to limit any losses resulting from share price volatility if thesecurity indefinitely continues to increase in value at such specified time. For all Funds except those sub-advised by JennisonAssociates LLC ("Jennison Sub-advised Funds"), a Fund secures its obligation to replace the borrowed security by depositingcollateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to thoseborrowed. With respect to the uncovered short positions, a Fund is required to (1) deposit similar collateral with its custodianor otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at alltimes equal to at least 100% of the current market value of the security sold short and will not be less than the market valueof the security at the time it was sold short, or (2) a Fund must otherwise cover its short position. Depending on arrangementsmade with the broker-dealer from which the Fund borrowed the security, regarding payment over of any payments received bya Fund on such security, a Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Because making short sales in securities that it does not own exposes a Fund to the risks associated with those securities,such short sales involve speculative exposure risk. As a result, if a Fund makes short sales in securities that increase invalue, it will likely underperform similar mutual funds that do not make short sales in securities they do not own. A Fundwill incur a loss as a result of a short sale if the price of the security increases between the date of the short sale andthe date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price betweenthose dates. There can be no assurance that a Fund will be able to close out a short sale position at any particular timeor at an acceptable price. Although a Fund's gain is limited to the price at which it sold the security short, its potentialloss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may,theoretically, be unlimited.

For Jennison Sub-advised Funds, a Fund secures its obligation to replace the borrowed security by depositing collateral withthe broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. Withrespect to the uncovered short positions, a Fund is required to (1) deposit similar collateral with its custodian or otherwisesegregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equalto at least 100% of the current market value of the security sold short, or (2) a Fund must otherwise cover its short position.Depending on arrangements made with the broker-dealer from which the Fund borrowed the security, regarding payment over ofany payments received by a Fund on such security, a Fund may not receive any payments (including interest) on its collateraldeposited with such broker-dealer. Because making short sales in securities that it does not own exposes a Fund to the risksassociated with those securities, such short sales involve speculative exposure risk. As a result, if a Fund makes short salesin securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securitiesthey do not own. A Fund will incur a loss as a result of a short sale if the price of the security increases between the dateof the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the securitydeclines in price between those dates. There can be no assurance that a Fund will be able to close out a short sale positionat any particular time or at an acceptable price. Although a Fund's gain is limited to the price at which it sold the securityshort, its potential loss is limited only by the maximum attainable price of the security, less the price at which the securitywas sold and may, theoretically, be unlimited.

Certain Funds may also make short sales against-the-box. A short sale against-the-box is a shortsale in which the Fund ownsan equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of anyfurther

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consideration, such securities. However, if further consideration is required in connection with the conversion or exchange,cash or other liquid assets, in an amount equal to such consideration must be segregated ona Fund's records or with its Custodian.

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SOVEREIGN DEBT. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereigndebt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt.A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by,among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchangeon the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government entity'spolicy towards the International Monetary Fund and the political constraints to which a government entity may be subject.Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies andothers abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments,agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economicperformance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels ofeconomic performance or repay principal or interest when due may result in the cancellation of such third parties' commitmentsto lend funds to the governmental entity, which may further impair such debtor's ability or willingness to timely serviceits debts. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requestedto participate in the rescheduling of such debt and to extend further loans to government entities. In the event of a defaultby a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

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STANDBY COMMITMENT AGREEMENTS. A Fund may enter into standby commitment agreements. These agreements commit a Fund, for a stated period of time, to purchasea stated amount of securities that may be issued and sold to that Fund at the option of the issuer. The price of the securityis fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardlessof whether or not the security is ultimately issued. A Fund will enter into such agreements for the purpose of investing inthe security underlying the commitment at a price that is considered advantageous to the Fund. A Fund will limit its investmentin such commitments so that the aggregate purchase price of securities subject to such commitments, together with the valueof portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of itsnet assets taken at the time of the commitment. A Fund segregates liquid assets in an aggregate amount equal to the purchaseprice of the securities underlying the commitment. There can be no assurance that the securities subject to a standby commitmentwill be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price.Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk ofa decline in the value of such security and may not benefit from any appreciation in the value of the security during thecommitment period. The purchase of a security subject to a standby commitment agreement and the related commitment fee willbe recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafterwill be reflected in the calculation of a Fund's NAV. The cost basis of the security will be adjusted by the amount of thecommitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration dateof the standby commitment.

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STRIPPED SECURITIES. Stripped securities are created when the issuer separates the interest and principal components of an instrument and sellsthem as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets(the interest only or "IO" security) and the other to receive the principal payments (the principal only or "PO" security).Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POsare sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlyingassets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greaterthan anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlyingassets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securitiesmay be highly sensitive to changes in interest rates and rates of prepayment.

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STRUCTURED NOTES. Certain Funds may invest in structured notes. The values of the structured notes in which a Fund will invest may be linkedto equity securities or equity indices or other instruments or indices("reference instruments"). These notes differ from othertypes of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based onchanges in the value of the equity security, instrument,or index. A structured note may be positively or negatively indexed;that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly,its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principalamount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positiveor negative) in the value of the underlying reference instrument(s).

Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of pricechanges in response to changes in interest rates. Further, in the case of certain structured notes, a decline or increasein the value of the reference instrument may cause the interest rate to be reduced to zero, and any further declines or increasesin the reference

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instrument may then reduce the principal amount payable on maturity. The percentage by which the value of the structurednote decreases may be far greater than the percentage by which the value of the reference instrument increases or decreases.Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlyingreference instruments.

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SUPRANATIONAL ENTITIES. A Fund may invest in debt securities of supranational entities. Examples include the World Bank, the European Steel andCoal Community, the Asian Development Bank and the Inter-American Development Bank. The government members, or "stockholders,"usually make initial capital contributions to the supranational entity and in many cases are committed to make additionalcapital contributions if the supranational entity is unable to repay its borrowings.

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YANKEE OBLIGATIONS. Some Funds may invest in U.S. dollar-denominated debt securities of foreign corporations issued in the United States andU.S. dollar-denominated debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmentalentities, government agencies, and other governmental entities of foreign countries and supranational entities, which securitiesare issued in the United States (Yankee obligations). Debt securities of quasi-governmental entities are issued by entitiesowned by either a national, state or equivalent government or are obligations of a political unit that is not backed by thenational government's full faith and credit and general taxing powers. These include, among others, the Province of Ontarioand the City of Tokyo.

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TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS. Each Fund may temporarily invest without limit in money market instruments, including commercial paper of U.S. corporations,certificates of deposit, bankers' acceptances and other obligations of domestic banks, and obligations issued or guaranteedby the U.S. Government, its agencies or its instrumentalities, as part of a temporary defensive strategy or to maintain appropriateliquidity to meet anticipated redemptions. Money market instruments typically have a maturity of one year or less as measuredfrom the date of purchase.

A Fund also may temporarily hold cash or invest in money market instruments pending investment of proceeds from new salesof Fund shares or during periods of portfolio restructuring.

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UTILITY INDUSTRIES. Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital,difficulty in financing large construction programs during aninflationary period, restrictions on operations and increasedcost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amountson reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may renderexisting plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs andreduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale,the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costsand other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities forelectric generation, including, among other considerations, the problems associated with the use of radioactive materialsand the disposal of radioactive wastes. There are substantial differences between the regulatory practices and policies ofvarious jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurancethat regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit thepayment of dividends on common stocks. Additionally, existing and possible future regulatory legislation may make it evenmore difficult for these utilities to obtain adequate relief. Certain of the issuers of securities held in a Fund's portfoliomay own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policiesand impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolongedchanges in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as wellas the expenses of a utility, particularly a hydro-based electric utility.

Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States,most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriatestandards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United Statesand in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utilitycompanies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. Therecan be no assurance that such pricing policies or rates of return will continue in the future.

The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries.In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide servicesand products outside their traditional geographic areas and lines of business, creating new areas of competition within theindustries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulationand the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulatedproviders of utility services have become a significant part of their respective industries. The Manager believes that theemergence of competition and deregulation will result in certain utility companies being able to earn more than their traditionalregulated rates of return, while others may be forced to defend

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their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates. The Manager seeks to take advantage of favorable investment opportunities that may arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future.

Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

A Fund's investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for a Fund, the Manager believes that, in order to attract significant capital for growth, foreign governments are likely to seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets for the Fund will increase.

The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business. The Manager will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies.

Electric. The electric utility industry consists of companies that are engaged principally in the generation, transmission and sale of electric energy, although many also provide other energy-related services. In the past, electric utility companies, in general, have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and safety regulations and changes in the regulatory climate. As interest rates declined, many utilities refinanced high cost debt and in doing so improved their fixed charges coverage. Regulators, however, lowered allowed rates of return as interest rates declined and thereby caused the benefits of the rate declines to be shared wholly or in part with customers. In a period of rising interest rates, the allowed rates of return may not keep pace with the utilities' increase costs. The construction and operation of nuclear power facilities are subject to increased scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies having comparable jurisdiction. Increased scrutiny might result in higher operating costs and higher capital expenditures, with the risk that the regulators may disallow inclusion of these costs in rate authorizations or the risk that a company may not be permitted to operate or complete construction of a facility. In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for decommissioning such plants.

The rating agencies look closely at the business profile of utilities. Ratings for companies are expected to be impacted to a greater extent in the future by the division of their asset base. Electric utility companies that focus more on the generation of electricity may be assigned less favorable ratings as this business is expected to be competitive and the least regulated. On the other hand, companies that focus on transmission and distribution which is expected to be the least competitive and the more regulated part of the business may see higher ratings given the greater predictability of cash flow.

A number of states are considering or have enacted deregulation proposals. The introduction of competition into the industry as a result of such deregulation has at times resulted in lower revenue, lower credit ratings, increased default risk, and lower electric utility security prices. Such increased competition may also cause long-term contracts, which electric utilities previously entered into to buy power, to become "stranded assets," which have no economic value. Any loss associated with such contracts must be absorbed by ratepayers and investors. In addition, in anticipation of increasing competition, some electric utilities have acquired electric utilities overseas to diversify, enhance earnings and gain experience in operating in a deregulated environment. In some instances, such acquisitions have involved significant borrowings, which have burdened the acquirer's balance sheet. There is no assurance that current deregulation proposals will be adopted. However, deregulation in any form could significantly impact the

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electric utilities industry.

Telecommunications. The telecommunications industry today includes both traditional telephone companies, with a history of broad market coverage and highly regulated businesses, and cable companies, which began as small, lightly regulated businesses focused on limited markets. Today these two historically different businesses are converging in an industry that is trending toward larger, competitive, national and international markets with an emphasis on deregulation. Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non-regulated activities such as wireless telephone services, paging, data transmission and processing, equipment retailing, computer software and hardware and internet services are becoming increasingly significant components as well. In particular, wireless and internet telephone services continue to gain market share at the expense of traditional telephone companies. The presence of unregulated companies in this industry and the entry of traditional telephone companies into unregulated or less regulated businesses provide significant investment opportunities with companies which may increase their earnings at faster rates than had been allowed in traditional regulated businesses. Still, increasing competition, technological innovations and other structural changes could adversely affect the profitability of such utilities and the growth rate of their dividends. Given mergers and proposed legislation and enforcement changes, it is likely that both traditional telephone companies and cable companies will continue to provide an expanding range of utility services to both residential, corporate and governmental customers.

Gas. Gas transmission companies and gas distribution companies are undergoing significant changes. In the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruptions in the oil industry and have also been affected by increased concentration and competition. In the opinion of the Manager, however, environmental considerations could improve the gas industry outlook in the future. For example, natural gas is the cleanest of the hydrocarbon fuels, and this may result in incremental shifts in fuel consumption toward natural gas and away from oil and coal, even for electricity generation. However, technological or regulatory changes within the industry may delay or prevent this result.

Water. Water supply utilities are companies that collect, purify, distribute and sell water. In the United States and around the world the industry is highly fragmented because most of the supplies are owned by local authorities. Companies in this industry are generally mature and are experiencing little or no per capita volume growth. In the opinion of the Manager, there may be opportunities for certain companies to acquire other water utility companies and for foreign acquisition of domestic companies. The Manager believes that favorable investment opportunities may result from consolidation of this segment. As with other utilities, however, increased regulation, increased costs and potential disruptions in supply may adversely affect investments in water supply utilities. There can be no assurance that the positive developments noted above, including those relating to privatization and changing regulation, will occur or that risk factors other than those noted above will not develop in the future.

WARRANTS AND RIGHTS. Warrants and rights are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not make a Fund a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

WHEN ISSUED SECURITIES, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. A Fund may purchase or sell securities that it is entitled to receive on a when issued basis. A Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future.A Fund enters into these transactions to obtain what is considered an advantageous price tothe Fund at the time of entering into the transaction. No Fund has established any limit on the percentage of its assets that may be committed in connection with these transactions. When a Fund purchases securities in these transactions,the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund's purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

U.S. GOVERNMENT SECURITIES. Certain Funds may invest in adjustable rate and fixed rate U.S. Government securities. U.S. Government securities are instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government guarantees do not extend to the yield or value of the securities or a Fund's shares. Not all U.S.

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Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

U.S. Treasury securities include bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. U.S. Government guarantees do not extend to the yield or value of the securities or a Fund's shares.

Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of GNMA, the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

Certain Funds may also invest in component parts of U.S. Government securities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of U.S. Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. A Fund may also invest in custodial receipts held by a third party that are not U.S. Government securities.

ZERO COUPON SECURITIES, PAY-IN-KIND SECURITIES AND DEFERRED PAYMENT SECURITIES. Certain Funds may invest in zero coupon securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity on the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received income ("phantom income") annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit

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yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

A Fund accrues income with respect to these securities for Federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals. In addition to the above-described risks, there are certain other risks related to investing in zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, a Fund's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund's portfolio. Further, to maintain its qualification for pass-through treatment under the Federal tax laws, a Fund is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the income accrued but not yet received. The required distributions will result in an increase in a Fund's exposure to such securities.

Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Holders of these types of securities are deemed to have received phantom income annually, notwithstanding that cash may not be received currently. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals.

In addition to the above described risks, there are certain other risks related to investing in zero coupon, pay-in-kind and deferred payment securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Fund's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund's portfolio. Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Fund is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of phantom income and the value of the paid-in-kind interest. The required distributions will result in an increase in the Fund's exposure to such securities.

PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

Share Classes. A Fund may offer shares of one or more classes to investors. Not every Fund may offer every share class described in this SAI, and investors should consult their Fund's prospectus for specific information concerning the share classes that are available to them.

Shares of a Fund may be purchased at a price equal to the next determined NAV per share plus a sales charge (if applicable) which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A shares) or (2) on a deferred basis (Class B and Class C shares or Class A shares, in certain circumstances). Class Z, Class Y and Class R shares of a Fund are offered to a limited group of investors at NAV without any sales charges.

Certain Funds may also offer additional or different classes of shares, including Class F, Class I, Class L, Class M, Class X and Class R shares. Specific information with respect to these share classes is set forth in the applicable Fund's prospectus and SAI.

For more information, see "How to Buy, Sell and Exchange Shares of the Fund—How to Buy Shares" in the Prospectus.

Purchase by Wire. For an initial purchase of shares of a Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. PMFS will request the following information: your name, address, tax identification number, Fund name, class election (if applicable), dividend distribution election, amount being wired and wiring bank. PMFS will also furnish you with instructions for wiring the funds from your bank to the Fund's custodian.

If you arrange for receipt by the custodian of federal funds prior to the calculation of NAV (once each business day at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. New York time), on a business day, you may purchase shares of the Fund as of that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

In making a subsequent purchase order by wire, you should wire the Fund's custodian directly and should be sure that the wire specifies the Fund name, the share class to be purchased, your name and individual account number. You do not need to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount for subsequent purchase by wire is $100.

Issuance of Fund Shares for Securities. Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that: (a) meet the investment objectives and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's Manager.

Multiple Accounts. An institution may open a single master account by filing an application with PMFS, signed by personnel authorized to act for the institution. Individual subaccounts may be opened at the time the master account is opened by listing them, or they may be added at a later date by written advice. Procedures will be available to identify subaccounts by name and number within the master account name. The foregoing procedures would also apply to related institutional accounts (i.e., accounts of shareholders with a common institutional or corporate parent). The investment minimums as set forth in the relevant Prospectus

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under "How to Buy and Sell Shares of the Fund—How to Buy Shares" are applicable to the aggregate amounts invested by a group, and not to the amount credited to each subaccount.

Reopening an Account. Subject to the minimum investment restrictions, an investor may reopen an account, without filing a new application, at any time during the calendar year the account is closed, provided that the information on that application is still applicable.

Restrictions on Sale of Portfolio Shares. A Fund may suspend the right of redemption or postpone the date of payment for a period of up to seven days. Suspensions or postponements may not exceed seven days except at times (1) when the New York Stock Exchange (the NYSE) is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by a Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

Redemption in Kind. If the Board determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

Rights of Accumulation. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described under "Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus, may aggregate the value of their existing holdings of shares of the Fund and shares of other JennisonDryden mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day. The Distributor, your broker or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. Reduced sales charges will be granted subject to confirmation of the investor's holdings.

Sale of Shares. You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. See "Net Asset Value" below. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge (CDSC), as described in "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (at the close of regular trading on the NYSE, usually, 4:00 p.m. New York time) in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of a Fund.

All correspondence and documents concerning redemptions should be sent to the Fund in care of Prudential Mutual Fund Services LLC, P.O. Box 9658, Providence, Rhode Island 02940, to the Distributor or to your broker.

If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and

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documents concerning redemptions should be sent to the Fund in care of Prudential Mutual Fund Services LLC, P.O. Box 9658, Providence, RI 02940, to the Distributor or to your broker.

If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of Prudential Mutual Fund Services LLC, P.O. Box 9658, Providence, RI 02940, to the Distributor or to your broker.

Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 7 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.

Signature Guarantee. If the proceeds of the redemption (1) exceed $100,000, (2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the transfer agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request or stock power must be signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquires of, any eligible guarantor institution. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

Payment for shares presented for redemption will be made by check within seven days after receipt by the transfer agent, the Distributor or your broker of the written request and certificates, if issued, except as indicated below. If you hold shares through a broker payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

Expedited Redemption Privilege. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has a net asset value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $500 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve system. Redemption proceeds of less than $500 will be mailed by check to your designated bank account. Any applicable CDSC will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the Prospectus regarding redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "How to Buy, Sell and Exchange Shares of the Fund—Telephone Redemptions or Exchanges" in the Prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact PMFS.

Involuntary Redemption. If the value of your account is less than $500 for any reason, we may sell the rest of your shares (without charging any CDSC) and close your account. The involuntary sale provisions do not apply to: (i) an IRA or other qualified or tax-deferred retirement plan or account, (ii) AIP accounts, employee savings plan accounts or payroll deduction plan accounts, (iii) accounts with the same registration associated with multiple share classes within the Fund, or (iv) clients with assets more than $50,000 across the Strategic Partners and JennisonDryden families of mutual funds. "Client" for this purpose has the same definition as for purposes of Rights of Accumulation, i.e., an investor and an eligible group of related investors. For more information, see "Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.

Small Balance Account Fee. In order to offset the disproportionate effect (in basis points) of expenses associated with servicing small balance accounts, if the value of your account is less than $2,500, a $15 annual small balance account fee will be deducted from your account. Thereafter, beginning in 2007, the $15 annual small balance account fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived. The $15 small balance account fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans (including SIMPLE IRA plans, profit-sharing plans, money purchase pension plans, Keogh plans, defined compensation plans, defined benefit plans and 401(k) plans), (v) AIP accounts or employee savings plan accounts, (vi) accounts with the same registration associated with multiple share classes within the Fund, or (vii) clients with assets more than $50,000 across the Strategic Partners and JennisonDryden families of mutual funds. "Client" for this purpose has the same definition as for purposes of Rights of Accumulation, i.e., an investor and an eligible group of related investors. For more information, see "Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.

Dryden Short-Term Bond Fund, Inc. 54

90 Day Repurchase Privilege. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest back into your account any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

Contingent Deferred Sales Charge (CDSC) Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC. The Class A CDSC is waived (i) for certain retirement and/or benefit plans, or (ii) if you purchase Class Z shares (see "Qualifying for Class Z Shares" in the Prospectus) within 5 days of redemption of your Class A shares that you had purchased directly through the Fund's transfer agent. In the case of (ii), we will credit your account with the appropriate number of shares to reflect any CDSC you paid on the reinvested portion of your redemption proceeds. Redemptions of Class B shares will be subject to a CDSC declining from 5% to zero over a six-year period (or a four-year period in the case of Short-Term Corporate Bond Fund, Inc.). Class C shares redeemed within 12 months of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption that reduces the current value of your Class A, Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding 12 months in the case of Class A shares (in certain cases), 6 years in the case of Class B shares (or four years in the case of Short-Term Corporate Bond Fund, Inc. Class B shares), and 12 months, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. If you purchased or hold your shares through a broker, third party administrator or other authorized entity that maintains subaccount recordkeeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. The CDSC will be calculated from the date of the initial purchase, excluding the time shares were held in Class B, Class F or Class C shares of a money market fund. See "Exchange Privilege" below.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class A shares made during the preceding 12 months (in certain cases), 6 years for Class B and Class F shares (four years in the case of Dryden Short-Term Bond Fund, Inc.) and 12 months for Class C shares; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represent appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

Waiver of CDSC – Class A Shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%. The Class A CDSC is waived (i) for certain retirement and/or benefit plans, or (ii) if you purchase Class Z shares (see "Qualifying for Class Z Shares" in the Prospectus) within 5 days of redemption of your Class A shares that you had purchased directly through the Fund's transfer agent. In the case of (ii), we will credit your account with the appropriate number of shares to reflect any CDSC you paid on the reinvested portion of your redemption proceeds.

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Waiver of CDSC – Class B and Class F Shares. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

The CDSC will be waived in the case of a total or partial redemption in connection with certain distributions under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

For distributions from an IRA or 403(b) Custodial Account, the shareholder must submit a copy of the distribution form from the custodial firm indicating (i) the date of birth of the shareholder and (ii) that the shareholder is over age 70 1/2 . The distribution form must be signed by the shareholder.

Finally, the CDSC will be waived to the extent you exchange your shares for shares of other JennisonDryden or Strategic Partners mutual funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund. See "Shareholder Services – Exchange Privilege," below, for more information regarding the Exchange Privilege.

Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions effected through a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

You must notify PMFS either directly or through your broker, at the time of redemption, that you are entitled to a waiver of the CDSC and provide PMFS or your broker with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

PMFS reserves the right to request such additional documents as it may deem appropriate.

Waiver of CDSC – Class C Shares. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC will also be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential Retirement at (800) 353-2847.

Automatic Conversion of Class B, Class F, Class M and Class X Shares. Class B, Class F, Class M and Class X shares will automatically convert to Class A shares on a quarterly basis approximately seven years (five years in the case of Dryden Short-Term Corporate Bond Fund), seven, eight years and ten years, respectively after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

The number of Class B, Class F, Class M and Class X shares eligible to convert to Class A shares will be the total number of shares that have completed their Class B, Class F, Class M and Class X aging schedule (including any time spent at 0% liability), plus all shares acquired through the reinvestment of dividends for Class B and Class F shares and a proportionate number of shares acquired through reinvestment of dividends for Class M and Class X shares.

For purposes of determining the number of Eligible Shares, if the Class B, Class F, Class M and Class X shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years (five years in the case of Dryden Short-Term Bond Fund, Inc.), seven years (Class F shares), eight years (Class M shares) and ten years (Class X shares) before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years (five years in the case of Dryden Short-Term Bond Fund, Inc.), seven years (Class F shares), eight years (Class M shares) and ten years (Class X shares) from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

Dryden Short-Term Bond Fund, Inc. 56

Since annual distribution-related fees are lower for Class A shares than Class B, Class F, Class M and Class X shares, the per share NAV of the Class A shares may be higher than that of the Class B, Class F, Class M and Class X shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B, Class F, Class M and Class X shares converted.

For purposes of calculating the applicable holding period for conversions, all payments for Class B, Class F, Class M and Class X shares previously exchanged for shares of a money market fund, the time period during which such shares were held in a money market fund will be excluded for the Class B and Class F shares. For example, Class B and Class F shares held in a money market fund for one year would not convert to Class A shares until approximately eight years. Class B, Class F, Class M and Class X shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchaser of such shares.

The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class F, Class C, Class I, Class L, Class M, Class X, Class R, Class Y and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event for federal income tax purposes. The conversion of Class B, Class F, Class M and Class X shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B, Class F, Class M and Class X shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee. Shareholders should consult their tax advisers regarding the tax consequences of the conversion or exchange of shares.

NET ASSET VALUE

The price an investor pays for each share is based on the share value. A Fund's share value—known as the net asset value per share or NAV—is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. Each Fund will compute its NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. For purposes of computing a Fund's NAV, the Fund will value the Fund's futures contracts generally 15 minutes after the close of regular trading on the NYSE. A Fund may not compute its NAV on days on which no orders to purchase, sell or exchange shares of the Fund have been received or on days on which changes in the value of the Fund's portfolio securities do not materially affect its NAV. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

In accordance with procedures adopted by the Board, the value of investments listed on a securities exchange and Nasdaq National Market System securities (other than options on stock and stock indices) are valued at the last sale price on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price, as provided by a pricing service or principal market marker. Securities included on the Nasdaq Market are valued at the Nasdaq Official Closing Price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Nasdaq Market Securities for which there was no NOCP or last sale price are valued at the mean between the last bid and asked prices on the day of valuation, or the last bid price in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the OTC market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be OTC, are valued at the mean between the last reported bid and asked prices provided by principal market makers.

OTC options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or if there was no sale on the applicable commodities exchange on such day, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in the absence of an asked price. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank, dealer or independent service, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contacts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board.

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Under the 1940 Act, the Board is responsible for determining in good faith the fair value of securities of a Fund. Portfolio securities for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board) does not represent fair value (Fair Value Securities), are valued by the Valuation Committee or Board in consultation with the Subadviser, Adviser or Manager, as applicable, including, as applicable, their portfolio managers, traders, research and credit analysts, and legal and compliance personnel, on the basis of the following factors: the nature of any restrictions on disposition of the securities; assessment of the general liquidity/illiquidity of the securities; the issuer's financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information deemed reliable by the Manager or Subadviser regarding the issuer or the markets or industry in which it operates; other analytical data; consistency with valuation of similar securities held by other JennisonDryden or Strategic Partners mutual funds; and such other factors as may be determined by the Adviser, Manager, Board or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities affected by significant events; and securities that the Subadviser or Manager believes were priced incorrectly.

A "significant event" (which includes, but is not limited to, an extraordinary political or market event) is an event that the Subadviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of a Fund's portfolio securities to no longer reflect their value at the time of the Fund's NAV calculation. On a day that the Manager may determine that one or more of the Fund's portfolio securities constitute Fair Value Securities, the Manager may determine the fair value of these securities without the supervision of the Fund's Valuation Committee if the fair valuation of all such securities results in a change of less than $0.01 to the Fund's NAV and the Manager presents these valuations to the Board for its ratification.

Short-term debt securities are valued at cost, with interest accrued of discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available are valued at their current market quotations as supplied by an independent pricing agent or more than one principal market maker (if available, otherwise a primary market maker).

Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or provides a valuation that, in the judgment of the Subadviser or Manager, does not present fair value, shall be valued in accordance with the following procedures: At the time of purchase, the duration of the security is to be determined. A Treasury issue (or similar security or index for which market quotes are readily available) (the "Proxy") of similar duration will then be selected to serve as a Proxy for the price movements of the security. The price of the security will fluctuate exactly as does the Proxy while maintaining the initial price spread constant. The duration of the security will be reviewed once a month by one or more of the portfolio managers, and at any other time that a portfolio manager believes that there may have been a material change in the duration of the security. Should the duration change, another security or index of similar duration will be chosen to serve as proxy, at which point the price spread will be determined. In addition, the validity of the pricing methodology will be monitored by (1) comparing the actual sales proceeds of the security to its price reported by the Fund at the time of the sale and (2) periodically obtaining actual market quotes for the security.

As long as a Fund declares dividends daily, the net asset value of each class of shares of the Fund will generally be the same. It is expected, however, that the dividends, if any, will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

SHAREHOLDER SERVICES

Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares is maintained by the Transfer Agent. Share certificates are no longer to be issued for shares of the Fund. The Fund makes available to its shareholders the following privileges and plans:

Automatic Reinvestment of Dividends and/or Distributions. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received by the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check or the proceeds to the transfer agent within 30 days after the payment date. Such reinvestment will be made at the NAV per share next determined after receipt of the check or the

Dryden Short-Term Bond Fund, Inc. 58

proceeds by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.

Exchange Privileges. Each Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other JennisonDryden or Strategic Partners mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other JennisonDryden or Strategic Partners mutual funds may also be exchanged for shares of a Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for federal income tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of JennisonDryden or Strategic Partners mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.

It is contemplated that the exchange privilege may be applicable to new JennisonDryden or Strategic Partners mutual funds, the shares of which may be distributed by the Distributor.

In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificated form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 6:00 p.m. New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither a Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

If you hold shares through a brokerage firm, you must exchange your shares by contacting your financial adviser.

If you hold share certificates, the certificates must be returned in order for the shares to be exchanged. See "Purchase, Redemption and Pricing of Fund Shares—Sale of Shares" above.

You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, P.O. Box 9658, Providence, RI 02940.

In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC at the address noted above.

Class A shares: Shareholders of a Fund may exchange their Class A shares for Class A shares of certain other JennisonDryden or Strategic Partners mutual funds and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the JennisonDryden or Strategic Partners mutual funds participating in the exchange privilege.

The following money market funds participate in the Class A exchange privilege: Dryden Government Securities Trust (Money Market Series); MoneyMart Assets, Inc. (Class A shares); and Dryden Tax-Free Money Fund.

Class B, Class C and Class F shares: Shareholders of a Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, and Class F shareholders may exchange their Class F shares for Class B shares of certain other JennisonDryden or Strategic Partners mutual funds. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange, excluding any time Class B, Class C or Class F shares were held in a money market fund.

Class B, Class C and Class F shares of a Fund may also be exchanged for shares of MoneyMart Assets, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into a Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being exchanged first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into a Fund from a money

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market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B and Class F conversion feature, the time period during which Class B and Class F shares were held in a money market fund will be excluded.

At any time after acquiring shares of other funds participating in the Class B or Class C or Class F exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C or Class F shares of a Fund without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C or Class F exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C or Class F shares of other funds without being subject to any CDSC.

Class Z shares: Class Z shares may be exchanged for Class Z shares of other JennisonDryden or Strategic Partners mutual funds.

Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Wachovia Securities, Pruco Securities, LLC or another broker that they are eligible for this special exchange privilege.

Participants in any fee-based program for which a Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in Wachovia Securities' 401(k) Plan for which the Fund's Class Z shares are an available option and who wish to transfer their Class Z shares out of the Wachovia Securities 401(k) Plan following separation from service ( i.e. , voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

Additional details about the exchange privilege and prospectuses for each of the JennisonDryden or Strategic Partners mutual funds are available from the Transfer Agent, the Distributor or your broker. The special exchange privilege may be modified, terminated or suspended on sixty days' notice, and any Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

Automatic Investment Plan (AIP). Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of a Fund by authorizing his or her bank account or brokerage account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automated Clearing House System.

Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available to shareholders through the Distributor, the Transfer Agent or your broker. The Systematic Withdrawal Plan provides for monthly, quarterly, semi-annual or annual redemptions in any amount, except as provided below, up to the value of the shares in the shareholder's account. Systematic withdrawals of Class A and Class L (in certain instances), Class B, Class C, Class F, Class M or Class X shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

In the case of shares held through the Transfer Agent, the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares of the Fund at NAV in order for the shareholder to participate in the plan.

The Transfer Agent, the Distributor or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

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Systematic withdrawals should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (i) the purchase of Class A shares and (ii) the redemption of Class A (in certain instances), Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the Systematic Withdrawal Plan, particularly if used in connection with a retirement plan.

Mutual Fund Programs. From time to time, a Fund may be included in a mutual fund program with other JennisonDryden or Strategic Partners mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are marketed with an investment theme, such as pursuit of greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. A Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

The mutual funds in the program may be purchased individually or as a part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their financial adviser concerning the appropriate blends of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

Tax-Deferred Retirement Programs. Various tax deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants or a pooled account arrangement. Information regarding the establishment of these plans, their administration, custodial fees and other details is available from the Distributor or the Transfer Agent.

Investors who are considering the adoption of such a plan should consult with their own legal counsel and/or tax adviser with respect to the establishment and maintenance of any such plan.

TAXES, DIVIDENDS AND DISTRIBUTIONS

The following is a summary of certain tax considerations generally affecting each Fund and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in a Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

Qualification as a Regulated Investment Company. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net tax-exempt income and investment company taxable income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

Net capital gains of a Fund that are available for distribution to shareholders will be computed by taking into account any applicable capital loss carryforward. If a Fund has a capital loss carryforward, the amount and duration of any such capital loss carryforward will be set forth at the end of this section.

In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a "qualified publicly traded partnership" (as such term is defined in the Code).

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Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of (x) any one issuer (other than United States government securities or securities of other regulated investment companies), or of two or more issuers (other than securities of other regulated investment companies) of which the Fund owns 20% or more of the voting securities and which are engaged in the same, similar or related trades or businesses or (y) one or more "qualified publicly traded partnerships" (as such term is defined in the Code).

A Fund's investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

If for any year a Fund does not qualify as a regulated investment company, or fails to meet the Distribution Requirement, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In addition, in the event of a failure to qualify, a Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) for taxable years beginning prior to January 1, 2011, to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be subject to taxation on any net built-in-gains (i.e., the excess of the aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) recognized for a period of ten years, or, under certain circumstances, may have to recognize and pay tax on such net built-in-gain, in order to qualify as a regulated investment company in a subsequent year.

Excise Tax on Regulated Investment Companies. A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which a Fund earned the income. Specifically, the excise tax will be imposed if a Fund fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income, including qualified dividend income, for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

Each Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to borrow money or liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Investments. Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by a Fund. A Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the Distribution Requirement. Such investments may require a Fund to borrow money or dispose of other securities in order to comply with those requirements. Each Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require a Fund to borrow money or dispose of other securities in order to comply with the Distribution Requirement. Additionally, a Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from accruing a long-term holding period. These investments may prevent the Fund from making capital gain distributions as described below. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules. The foregoing concepts are explained in greater detail in the following paragraphs.

Gains or losses on sales of stock or securities by a Fund generally will be treated as long-term capital gains or losses if the stock or securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call or otherwise holds an offsetting position, with respect to the stock or securities. Other gains or losses on the sale of stock or securities will be short-term capital gains or losses.

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If an option written by a Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Gain or loss on the sale, lapse or other termination of options acquired by a Fund on stock or securities and on narrowly-based stock indexes will be capital gain or loss and will be long-term or short-term depending on the holding period of the option.

Certain Fund transactions may be subject to wash sale, short sale, constructive sale, conversion transaction, constructive ownership transaction and straddle provisions of the Code that may, among other things, require a Fund to defer recognition of losses or convert long-term capital gain into ordinary income or short-term capital gain taxable as ordinary income.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute taxable ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a Fund's hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property" held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Debt securities acquired by a Fund may be subject to original issue discount and market discount rules which, respectively, may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income subject to the Distribution Requirement referred to above. Market discount generally is the excess, if any, of the principal amount of the security (or, in the case of a security issued at an original issue discount, the adjusted issue price of the security) over the price paid by the Fund for the security. Original issue discount that accrues in a taxable year is treated as income earned by a Fund and therefore is subject to the Distribution Requirement. Because the original issue discount income earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to borrow money or dispose of other securities and use the proceeds to make distributions to satisfy the Distribution Requirement.

Certain futures contracts and certain listed options (referred to as Section 1256 contracts) held by the Funds will be required to be "marked to market" for federal income tax purposes at the end of a Fund's taxable year, that is, treated as having been sold at the fair market value on the last business day of the Fund's taxable year. Except with respect to certain foreign currency forward contracts, sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and forty percent will be treated as short-term capital gain or loss. Any net mark-to-market gains may be subject to the Distribution Requirement referred to above, even though a Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.

Gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts or dispositions of debt securities denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition thereof generally also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions, and distributions made before the losses were realized could be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, thereby reducing each shareholder's basis in his or her Fund shares.

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A Fund may make investments in equity securities of foreign issuers. If a Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If a Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the Distribution Requirement, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed by the QEF to the Fund. A Fund may not be able to make this election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy.

Alternatively, a Fund generally will be permitted to "mark to market" any shares it holds in a PFIC. If a Fund made such an election, with such election being made separately for each PFIC owned by the Fund, the Fund would be required to include in income each year and distribute to shareholders in accordance with the Distribution Requirement, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. A Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years. A Fund will make appropriate basis adjustments in the PFIC stock to take into account the mark-to-market amounts.

Notwithstanding any election made by a Fund, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.

A Fund may invest in real estate investment trusts ("REITs"). Such Fund's investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT will generally not constitute qualified dividend income. REITs will generally be able to pass through the tax treatment of tax-qualified dividends they receive.

Some of the REITs in which the Funds may invest will be permitted to hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations not yet issued, but that may apply retroactively, a portion of a Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are expected to provide that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by shareholders, with the same consequences as if shareholders held the related REMIC residual interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Under current law, if a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will be subject to an excise tax equal to 100% of such unrelated business taxable income. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Funds do not intend to invest directly in residual interests in REMICs or to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

Fund Distributions. Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a non-corporate U.S. shareholder in a taxable year beginning before January 1, 2011 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%, and 20% thereafter. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the

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shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income or exempt-interest dividends and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

Dividends paid by a Fund that are properly designated as exempt-interest dividends will not be subject to regular federal income tax. Dividends paid by a Fund will be exempt from federal income tax (though not necessarily exempt from state and local taxation) to the extent of the Fund's tax-exempt interest income as long as 50% or more of the value of the Fund's assets at the end of each quarter is invested in state, municipal and other bonds that are excluded from gross income for federal income tax purposes and as long as the Fund properly designates such dividends as exempt-interest dividends. Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, are generally exempt from income tax in that state. However, income from municipal securities from other states generally will not qualify for tax-free treatment. On November 5, 2007, the United States Supreme Court held oral arguments on an appeal from a decision of a Kentucky appellate court which held that provisions of Kentucky tax law that provided a tax exemption for interest on Kentucky municipal bonds while taxing interest on bonds issued by other states violated the United States Constitution. A decision is expected from the Supreme Court sometime before the end of June 2008. The outcome of this appeal and its effect, if any, on any exemption from state or local income taxes of dividends from the Fund designated as exempt-interest dividends, or on the market value of a Fund, cannot be predicted.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Fund will not be deductible for U.S. federal income tax purposes to the extent it relates to exempt-interest dividends received by a shareholder. If a shareholder receives exempt-interest dividends with respect to any share of a Fund and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by a Fund that represents income derived from certain revenue or private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. In addition, the receipt of dividends and distributions from a Fund may affect a foreign corporate shareholder's federal "branch profits" tax liability and the federal "excess net passive income" tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisors as to whether they are (i) "substantial users" with respect to a facility or "related" to such users within the meaning of the Code or (ii) subject to the federal "branch profits" tax, or the federal "excess net passive income" tax.

A Fund may either retain or distribute to shareholders its net capital gain (i.e., excess net long term capital gain over net short term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired its shares.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Distributions by a Fund that exceed the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any distribution in excess of such tax basis will be treated as gain from the sale of its shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares

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will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in a Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

Sale or Redemption of Shares. A shareholder will recognize gain or loss on the sale or redemption of shares in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares (1) pursuant to a reinvestment right received upon the purchase of the original shares and (2) at a reduced load charge (i.e., sales or additional charge), then any load charge incurred upon the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of such shares, to the extent the original load charge does not exceed any reduction of the load charge with respect to the acquisition of the subsequent shares. To the extent the original load charge is not taken into account on the disposition of the original shares, such charge shall be treated as incurred in connection with the acquisition of the subsequent shares. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of long-term capital gain dividends received on (or undistributed long-term capital gains credited with respect to) such shares. Capital gain of a non-corporate U.S. shareholder that is recognized in a taxable year beginning before January 1, 2011 is generally taxed at a maximum rate of 15%, and 20% thereafter, where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

Backup Withholding. A Fund will be required in certain cases to withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service ("IRS") for failure to report the receipt of interest or dividend income properly or (3)who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

If a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Foreign Shareholders. Dividends paid to a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of a Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. Interest-related dividends and short-term capital gains dividends received from a regulated investment company and that are designated as such are exempt from the 30% withholding tax. This exemption applies to both nonresident alien individuals and foreign corporations for dividends paid in a taxable year beginning prior to January 1, 2008, and generally applies to income that would not be subject to the 30% tax if earned by the foreign person directly. With respect to interest-related dividends, this exemption does not apply if a Fund does not receive a statement on IRS FormW?8 stating that the shareholder is not a U.S. person. The Fund does not intend to make such designations.

The foregoing applies when the foreign shareholder's income from a Fund is not effectively connected with a U.S. trade or business. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

Dryden Short-Term Bond Fund, Inc. 66

A distribution from a Fund to foreign shareholders who have held more than 5% of the Fund at any time during the one-year period ending on the date of distribution is treated as real property gain subject to 35% withholding tax and treated as income effectively connected to a U.S. trade or business with certain tax filing requirements applicable, if such distribution is attributable to a distribution of real property gain received by the Fund from a REIT and if 50% or more of the value of the Fund's assets are invested in REITs and other U.S. real property holding corporations. There are also certain restrictions regarding the use of wash sales and substitute payments.

In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax unless such shareholders furnish the Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty, except that for a foreign shareholder who dies on or before December31, 2007, certain rules, if applicable, may exempt a proportion of the regulated investment company shares held by such decedent from inclusion in his gross estate for U.S. federal estate tax purposes.

Foreign Taxes. A Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gain) received from sources within foreign countries. So long as more than 50% by value of the total assets of the Fund at the close of the taxable year consists of stock or securities of foreign issuers, the Fund may elect to treat any foreign income taxes paid by it as paid directly by its shareholders.

If the Fund makes the election, each shareholder will be required to (i) include in gross income, even though not actually received, its pro rata share of the Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) its pro rata share of the Fund's income taxes. A foreign tax credit may not exceed the U.S. federal income tax otherwise payable with respect to the foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) its proportionate share of foreign taxes paid by the Fund and (ii) the portion of any actual dividend paid by the Fund which represents income derived from foreign sources; the gain from the sale of securities will generally be treated as U.S. source income and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. This foreign tax credit limitation is, with certain exceptions, applied separately to separate categories of income; dividends from the Fund paid in taxable years beginning before January 1, 2007 will be treated as "passive" or "financial services" income for this purpose. The effect of this limitation may be to prevent shareholders from claiming as a credit the full amount of their pro rata share of the Fund's foreign income taxes. In addition, shareholders will not be eligible to claim a foreign tax credit with respect to foreign income taxes paid by the Fund unless certain holding period requirements are met.

The Fund will make such an election only if it deems it to be in the best interest of its shareholders. A shareholder not subject to U.S. tax may prefer that this election not be made. The Fund will notify shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be passed through to the shareholders and the amount of foreign taxes, if any, for which shareholders of the Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described above) have not been satisfied.

State and Local Tax Matters. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gains distributions from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to consequences of these and other state and local tax rules affecting investment in a Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

A Fund's portfolio holdings as of the end of the second and fourth fiscal quarters are made public, as required by law, in the Fund's annual and semi-annual reports. These reports are filed with the Commission on Form N-CSR and mailed to shareholders within 60 days after the end of the second and fourth fiscal quarters. A Fund's annual and semi-annual reports are posted on the Fund's website at www.jennisondryden.com (for the JennisonDryden Funds) or at www.prudential.com (for certain other funds advised by Prudential Investments LLC). A Fund's portfolio holdings as of the end of the first and third fiscal quarters are made public and filed with the Commission on Form N-Q within 60 days after the end of the Fund's first and third fiscal quarters.

67

In addition, a Fund will provide a full list of its portfolio holdings as of the end of each month on its website within approximately 30 days after the end of the month. A Fund may also release its top ten holdings, sector and country breakdowns, and largest industries on a quarterly or monthly basis, with the information as of a date 15 days prior to the release. Such information will be posted on the Fund's website.

When authorized by a Fund's Chief Compliance Officer and another officer of the Fund, portfolio holdings information may be disseminated more frequently or at different periods than as described above. The Fund has entered into ongoing arrangements to make available information about the Fund's portfolio holdings. Parties receiving this information may include intermediaries that distribute the Fund's shares, third-party providers of auditing, custody, proxy voting and other services for the Fund, rating and ranking organizations, and certain affiliated persons of the Fund, as described below. The procedures utilized to determine eligibility are set forth below:

Procedures for Release of Portfolio Holdings Information:

1. A request for release of fund holdings shall be provided by such third party setting forth a legitimate business purpose for such release which shall specify the Fund, the terms of such release, and frequency (e.g., level of detail staleness). The request shall address whether there are any conflicts of interest between the Fund and the investment adviser, sub-adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Fund.

2. The request shall be forwarded to the Chief Compliance Officer of the Fund, or his delegate, for review and approval.

3. A confidentiality agreement in the form approved by an officer of the Fund must be executed with the recipient of the fund holdings information.

4. An officer of the Fund shall approve the release and agreement. Copies of the release and agreement shall be sent to PI's law department.

5. Written notification of the approval shall be sent by such officer to PI's Fund Administration Department to arrange the release of fund holdings information.

6. PI's Fund Administration Department shall arrange for the release of fund holdings information by the Fund's custodian bank(s).

As of the date of this SAI, each Fund will provide:

1. Traditional External Recipients/Vendors


  Full holdings on a daily basis to Investor Responsibility Research Center (IRRC), Institutional Shareholder Services (ISS) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day;

  Full holdings on a daily basis to ISS (securities class action claims administrator) at the end of each day;

  Full holdings on a daily basis to a Fund's Subadviser(s), Custodian Bank, sub-custodian (if any) and accounting agents (which includes the Custodian Bank and any other accounting agent that may be appointed) at the end of each day. When a Fund has more than one Subadviser, each Subadviser receives holdings information only with respect to the "sleeve" or segment of the Fund for which the Subadviser has responsibility;

  Full holdings to a Fund's independent registered public accounting firm as soon as practicable following the Fund's fiscal year-end or on an as-needed basis; and

  Full holdings to financial printers as soon as practicable following the end of a Fund's quarterly, semi-annual and annual period-ends.


2. Analytical Service Providers


  Fund trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following a Fund's fiscal quarter-end;

  Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day;

  Full holdings on a daily basis to FactSet and Lipper, Inc. (investment research providers) at the end of each day;

  Full holdings on a daily basis to Vestek (for preparation of fact sheets) at the end of each day (Target Portfolio Trust, and selected JennisonDryden and Strategic Partners Funds only);

  Full holdings to Frank Russell Company (investment research provider) at the end of each month (Jennison Small Company Fund only);


Dryden Short-Term Bond Fund, Inc. 68


  Full holdings on a monthly basis to Fidelity Advisors (wrap program provider) approximately five days after the end of each month (Jennison Growth Fund and certain other selected JennisonDryden and/or Strategic Partners Funds only); and

  Full holdings on a weekly basis to SG Constellation (a financing company) approximately one day after the end of the week (Strategic Partners Mutual Funds, Inc. only).


Ineach case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreementintended to prohibit the recipient from trading on or further disseminating such information (except for legitimate businesspurposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by a Fund's Chief Compliance Officerand PI's Law Department on an annual basis.


Inaddition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basisor upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personalsecurities trading policy of Prudential Financial, Inc., which prohibits employees from trading on or further disseminatingconfidential information, including portfolio holdings information.


The Board has approved PI's Policy for the Dissemination of Portfolio Holdings. The Board shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The Board has delegated oversight over a Fund's disclosure of portfolio holdings to the Chief Compliance Officer.

There can be no assurance that a Fund's policies and procedures on portfolio holdings information will protect the Fund from the potential misuse of such information by individuals or entities that come into possession of the information.

PROXY VOTING

The Board has delegated to each Fund's investment manager, PI, the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. Each Fund authorizes the Manager to delegate, in whole or in part, its proxy voting authority to its investment subadviser or third party vendors consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any committee thereof established for that purpose.

The Manager and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Fund. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board maintain a policy of seeking to protect the best interests of the Fund should a proxy issue potentially implicate a conflict of interest between the Fund and the Manager or its affiliates.

The Manager delegates to each Fund's Subadviser(s) the responsibility for voting the Fund's proxies. The Subadviser is expected to identify and seek to obtain the optimal benefit for the Fund it manages, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the Fund and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Fund and the interests of the Subadviser or its affiliates. The Manager and the Board expect that the Subadviser will notify the Manager and Board at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the Subadviser will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the Commission. Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available on the Fund's website and on the Commission's website at www.sec.gov.

A summary of the proxy voting policies of the Subadviser(s) is set forth in the Appendix to this SAI.

CODES OF ETHICS

The Board of Directors of each Fund has adopted a Code of Ethics. In addition, the Manager, investment subadviser(s) and Distributor have each adopted a Code of Ethics (the Codes). The Codes apply to access persons (generally, persons who have access to information about the Fund's investment program) and permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.

69

APPENDIX I: PROXY VOTING POLICIES OF THE SUBADVISER

Prudential Investment Management, Inc. (PIM)

The overarching goal of each of the asset management units within Prudential Investment Management, Inc. ("PIM") is to vote proxies in the best interests of their respective clients based on the clients' priorities. Client interests are placed ahead of any potential interest of PIM or its asset management units. Because the various asset management units within PIM manage distinct classes of assets with differing management styles, some units will consider each proxy on its individual merits while other units may adopt a pre-determined set of voting guidelines. The specific voting approach of each unit is noted below. A committee comprised of senior business representatives from each of the asset management units together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interests. The committee is responsible for interpretation of the proxy voting policy and periodically assesses the policy's effectiveness. In addition, should the need arise, the committee is authorized to address any proxy matter involving an actual or apparent conflict of interest that cannot be resolved at the level of an individual asset management business unit. In all cases, clients may obtain the proxy voting policies and procedures of the various PIM asset management units, and information is available to each client concerning the voting of proxies with respect to the client's securities, simply by contacting the client service representative of the respective unit.

Voting Approach of PIM Asset Management Units

Prudential Public Fixed Income As this asset management unit invests primarily in public debt, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:


  a proposal regarding a merger, acquisition or reorganization,

  a proposal that is not addressed in the unit's detailed policy statement, or circumstances that suggest a vote not in accordance with the detailed policy,


the proxy will be referred to the applicable portfolio manager(s) for individual consideration.

Prudential Real Estate Investors As this asset management unit invests primarily in real estate and real estate-related interests, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:


  a proposal regarding a merger, acquisition or reorganization,

  a proposal that is not addressed in the unit's detailed policy statement, or circumstances that suggest a vote not in accordance with the detailed policy,


theproxy will be referred to the relevant portfolio manager(s) for individual consideration.


Prudential Capital Group As this asset management unit invests almost exclusively in privately placed debt, there are few, if any, traditional proxies voted in this unit. As a result, this unit evaluates each proxy it receives and votes on a case-by-case basis. Considerations will include detailed knowledge of the issuer's financial condition, long- and short-term economic outlook for the issuer, its capital structure and debt-service obligations, the issuer's management team and capabilities, as well as other pertinent factors. In short, this unit attempts to vote all proxies in the best economic interest of its clients based on the clients' expressed priorities, if any.

Dryden Short-Term Bond Fund, Inc. 70

PART C

OTHER INFORMATION

Item 23. Exhibits.

(a)(1) Articles of Restatement of the Registrant. Incorporated by reference to Exhibit 1 to Post-Effective

Amendment No. 12 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 1995

(File No. 33-22363).

(2) Articles Supplementary of Registrant. Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A filed via EDGAR on December 9, 1996 (File No. 33-22363).

(3) Articles Supplementary of Registrant. Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed via EDGAR on January 12, 1999 (File No. 33-22363).

(4) Articles of Amendment of Registrant. Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A filed via EDGAR on May 1, 2000 (File No. 33-22363).

(5) Articles of Amendment of Registrant. Incorporated by reference to Exhibit (a)(5) to Post Effective Amendment No. 24 to the Registration Statement on Form N-1A filed via EDGAR on February 19, 2003. (File No. 33-22363).

(6) Articles of Amendment of Registrant. Incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on March 2, 2004 (File No. 33-22363).

(7) Certificate of Correction. Incorporated by reference to Exhibit (a)(7) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on March 2, 2004 (File No. 33-22363).

(8) Articles Supplementary of Registrant. Incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on March 2, 2004 (File No. 33-22363).

(9) Articles Supplementary of Registrant. Incorporated by reference to Exhibit (a)(9) to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A filed via EDGAR on April 30, 2004 (File No. 33-22363).

(b) Amended and Restated By-Laws of the Registrant dated November 16, 2004. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A

filed via EDGAR on December 23, 2004 (File No. 33-22363).

(c)(1) Specimen certificate for shares of common stock, $.01 par value per share, of the Registrant.

Incorporated by reference to Exhibit 4(a) to Post-Effective Amendment No. 15 to the Registration Statement

on Form N-1A filed via EDGAR on March 3, 1997 (File No. 33-22363).

(2) Instruments defining rights of shareholders. Incorporated by reference to Exhibit 4(e) to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 1994 (File No. 33-22363).

(d)(1) Management Agreement between the Registrant and Prudential Investments LLC. Incorporated by

reference to Exhibit (d)(4) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on March 2, 2004 (File No. 33-22363).

(2) Subadvisory Agreement between Prudential Investments LLC and Prudential Investment Management Inc. Incorporated by reference to Exhibit (d)(2) to Post Effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on March 2, 2004 (File No. 33-22363).

(e)(1) Form of Selected Dealer Agreement. Incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed via EDGAR on January 12, 1999 (File No. 33-22363).

(2) Form of Amended and Restated Distribution Agreement between Registrant and Prudential Investment Management Services LLC. Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed via EDGAR on December 5, 2002 (File No. 33-22363).

(3) Form of Dealer Agreement to Prudential Dryden Ultra Short Bond Fund. Incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed via EDGAR on December 5, 2002 (File No. 33-22363).

(g)(1) Custodian Contract between the Registrant and The Bank of New York (BNY). Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A filed via EDGAR on April 25, 2006 (File No. 33-22363).

(2) Amendment to Custodian Contract/Agreement dated as of June 6, 2005 by and between the Registrant and BNY. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A filed via EDGAR on April 25, 2006 (File No. 33-22363).

(3) Amendment dated December 27, 2007 to Custodian Agreement between the Registrant and BNY. Incorporated by reference to the JennisonDryden Portfolios Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A filed via EDGAR on December 21, 2007 (File No. 33-9269).

(h)(1) Amended and Restated Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., dated May 29, 2007. Incorporated by reference to the Dryden Municipal Bond Fund Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed via EDGAR on June 29, 2007 (File No. 33-10649).

(2) Amendment dated December 27, 2007 to Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007. Incorporated by reference to the JennisonDryden Portfolios Post - Effective Amendment No. 37 to the Registration statement of on Form N1-A filed via EDGAR on December 21, 2007 (File No. 33-9269).

(i) Opinion and consent of Piper Rudnick LLP. Incorporated by reference to Exhibit (i) to Post-Effective

Amendment No. 26 to the Registration Statement on Form N-1A filed via EDGAR on April 30, 2004

(File No. 33-22363).

(j) Consent of independent registered public accounting firm. *

(m)(1) Amended and Restated Distribution and Service Plan for Class A Shares. Incorporated by reference to Exhibit (m)(4) to Post Effective Amendment No. 24 to the Registration Statement on Form N-1A filed via EDGAR on February 19, 2003. (File No. 33-22363).

(2) Amended and Restated Distribution and Service Plan for Class B shares. Incorporated by reference to Exhibit (m)(2) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed via EDGAR on January 12, 1999 (File No. 33-22363).

(3) Amended and Restated Distribution and Service Plan for Class C shares. Incorporated by reference to Exhibit (m)(3) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed via EDGAR on January 12, 1999 (File No. 33-22363).

(4) Distribution and Service Plan for Class R Shares. Incorporated by reference to Exhibit (m)(5) to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A filed via EDGAR on April 30, 2004 (File No. 33-22363).

(5) Rule 12b-1 Fee Waiver for Class A, C and R Shares. *

(n)(1) Amended and Restated Rule 18f-3 Plan of Registrant. Incorporated by reference to Exhibit (n)(1)

to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A filed via Edgar on

April 30, 2004 (File No. 33-22363).

(2) Amended and Restated Rule 18f-3 Plan for Dryden Ultra Short Bond Fund. Incorporated by reference to Exhibit (n)(2) to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A filed via EDGAR on April 30, 2004 (File No. 33-22363).

(p)(1) Code of Ethics of the Registrant dated December 26, 2007. Incorporated by reference to the Dryden Small-Cap Core Equity Fund, Inc. Post-Effective Amendment No. 16 to the Registration Statement filed on Form N-1A via EDGAR on February 26, 2008 (File No. 333-24495).

(2) Code of Ethics and Personal Securities Trading Policy of Prudential, including PI, PIM and PIMS dated January 9, 2006. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A filed via EDGAR on April 25, 2006 (File No. 33-22363).

(q) Powers of Attorney dated March 8, 2007. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A for Dryden Global Total Return Fund, Inc. filed via EDGAR on March 30, 2007 (File No. 33-63943).

__________________________________________________________________________

*Filed herewith.

Item 24.  Persons Controlled by or under Common Control with Registrant.

None.

Item 25.  Indemnification.

As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act) and by the Maryland General Corporation Law (the MGCL), and pursuant to Article VI of the Registrant’s charter and Article V of the Registrant’s Bylaws, the Registrant shall indemnify, including by advancement of expenses, present and former officers and directors (and persons who serve or served as the officer or director of certain other entities at the Registrant’s request) to the fullest extent required or authorized, and in the manner permitted, by applicable federal and state law. The Registrant shall indemnify other employees and agents to the extent authorized by the Registrant’s Board of Directors and permitted by law. Section 2-418 of the MGCL permits indemnification of directors, officers, employees and agents who are made a party (or are threatened to be made a party) to any proceeding by reason of their service in such capacity unless it is established that (i) the act or omission of such person was material to the matter and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; or (ii) such person actually received an improper personal benefit in money, property or services; or (iii) in the case of a criminal proceeding, such person had reasonable cause to believe that the act or omission was unlawful. The MGCL does not permit indemnification in respect of any proceeding by or in the right of the Registrant in which a person is found liable to the Registrant or, except in limited circumstances, for proceedings brought against the Registrant. A Maryland corporation may be required to reimburse officers and directors for reasonable expenses incurred in the successful defense of a proceeding to which such director or officer is a party by reason of his or her service in such capacity.

As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (e)(1) to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (Commission) such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

Section 9 of the Management Agreement (Exhibit (d)(1)) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit (d)(2)) to the Registration Statement) limit the liability of PI, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

The Registrant hereby undertakes that it will apply the indemnification provisions of its Charter and By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Under Section 17(h) of the 1940 Act, it is the position of the staff of the Securities and Exchange Commission that if there is neither a court determination on the merits that the defendant is not liable nor a court determination that the defendant was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of one’s office, no indemnification will be permitted unless an independent legal counsel (not including a counsel who does work for either the Registrant, its investment adviser, its principal underwriter or persons affiliated with these persons) determines, based upon a review of the facts, that the person in question was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Under its Charter and By-Laws, the Registrant may advance funds to provide for indemnification. Pursuant to the Securities and Exchange Commission staff’s position on Section 17(h) advances will be limited in the following respect:

(1) Any advances must be limited to amounts used, or to be used, for the preparation and/or presentation of a defense to the action (including cost connected with preparation of a settlement);

(2) Any advances must be accompanied by a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification;

(3) Such promise must be secured by a surety bond or other suitable insurance; and

(4) Such surety bond or other insurance must be paid for by the recipient of such advance.

Item 26.  Business and other Connections of the Investment Adviser.

(a) Prudential Investments LLC (PI).

See “How the Fund is Managed—Manager” in the Prospectus constituting Part A of this Registration Statement and “Investment Advisory and Other Services” in the Statement of Additional Information (SAI) constituting Part B of this Registration Statement.

The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Commission (File No. 801-31104), the text of which is hereby incorporated by reference.

(b) Prudential Investment Management, Inc. (PIM)

See “How the Fund is Managed—Investment Adviser” in the Prospectus constituting Part A of this Registration Statement and “Investment Advisory and Other Services—Manager and Investment Adviser” in the Statement of Additional Information constituting Part B of this Registration Statement.

The business and other connections of the directors and executive officers of Prudential Investment Management, Inc. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-22808), as most recently amended, the text of which is hereby incorporated by reference.

Item 27. Principal Underwriters.

(a) Prudential Investment Management Services LLC (PIMS)

PIMS is distributor for Cash Accumulation Trust, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Blend Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden National Municipals Fund, Inc., Jennison Natural Resources Fund, Inc., Dryden Global Real Estate Fund, Jennison Sector Funds, Inc., Dryden Short-Term Corporate Bond Fund, Inc., Jennison Small Company Fund, Inc., Dryden Tax-Free Money Fund, Dryden Tax-Managed Funds, Dryden Small-Cap Core Equity Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison Mid-Cap Growth Fund, Inc., JennisonDryden Portfolios, Prudential World Fund, Inc., Target Asset Allocation Funds, Strategic Partners Mutual Funds, Inc., Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Target Portfolio Trust, The Prudential Series Fund and Advanced Series Trust.

PIMS is also distributor of the following other investment companies: Separate Accounts: Prudential’s Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account, The Prudential Qualified Individual Variable Contract Account and PRIAC Variable Contract Account A.

(b) The business and other connections of PIMS’ directors and principal executive officers are listed in its Form ADV as currently on file with the Securities and Exchange Commission (File No. 008-36540), the text of which is hereby incorporated by reference.

(c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

Item 28.  Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of The Bank of New York Mellon Corp. (BNY), 100 Wall Street, New York, New York 10286, Prudential Investment Management, Inc., Gateway Center Two, Newark, NJ 07102 the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102, and Prudential Mutual Fund Services LLC (PMFS), Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11) and 31a-1(f) and Rules 31a-1(b)(4) and (11) and 31a-1(d) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by BNY and PMFS.

Item 29. Management Services.

Other than as set forth under the captions “How the Fund is Managed—Manager,” “—Investment Adviser” and “—Distributor” in the Prospectus and “Investment Advisory and Other Services—Manager and Investment Adviser” and “—Principal Underwriter, Distributor and Rule 12b-1 Plans” in the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement, Registrant is not a party to any management-related service contract.

Item 30. Undertakings.

Registrant makes the following undertaking:

To furnish each person to whom a prospectus is delivered with a copy of the Fund’s latest annual report upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) of the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 3rd day of March, 2008.

DRYDEN SHORT-TERM BOND FUND, INC.

*Judy A. Rice, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*Linda W. Bynoe	Director

*David E.A. Carson	Director

*Robert F. Gunia	Vice President and Director

*Robert E. La Blanc	Director

*Douglas H. McCorkindale	Director

*Richard A. Redecker	Director

*Judy A. Rice	President and Director (Principle Executive Officer)

*Robin B. Smith	Director

*Stephen G. Stoneburn	Director

*Clay T. Whitehead	Director

*Grace C. Torres	Treasurer & Principal Financial & Accounting Officer

*By: /s/ Claudia DiGiacomo	Attorney-in-Fact
Claudia DiGiacomo		March 3, 2008

DRYDEN SHORT-TERM BOND FUND, INC.

Exhibit Index

Exhibit No.	Description

(j)	Consent of Independent Registered Public Accounting Firm.

(m)(5)	Rule 12b-1 Fee Waiver for Class A, C and R Shares.